UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ARROW ELECTRONICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OUR 2024 ANNUAL MEETING AND PROXY STATEMENT	Tuesday, May 7, 2024 at 8:00 a.m. MT The Inverness Denver, a Hilton Golf and Spa Resort 200 Inverness Drive West Englewood, Colorado 80112

March 26, 2024

Dear Shareholder:

You are invited to Arrow Electronics, Inc.’s (“Arrow” or the “Company”) Annual Meeting of Shareholders (“Annual Meeting”) on Wednesday, May 7, 2024. The formal notice of the Annual Meeting and the Proxy Statement soliciting your vote at the Annual Meeting appear on the following pages.

The matters scheduled to be considered at the Annual Meeting are:		Arrow’s Board suggests following its recommended vote on each proposal as being in the best interests of Arrow and urges you to read the Proxy Statement carefully before you vote.
>	the election of the directors named in the Proxy Statement to serve as members of Arrow’s Board of Directors (“Board”) until Arrow’s 2025 annual meeting of shareholders;
>	the ratification of the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
>	the holding of an advisory vote to approve named executive officer compensation.
These matters are discussed more fully in the Proxy Statement.

Under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our shareholders online rather than mailing printed copies to each shareholder. Accordingly, you will not receive a printed copy of the proxy materials unless you request one. The Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting (“Notice”) includes instructions on how to access and review the proxy materials, and how to access your proxy card and vote online. If you would like to receive a printed copy of the proxy materials, please follow the instructions included in the Notice.

Please make sure you vote whether or not you plan to attend the Annual Meeting. You can cast your vote in person at the Annual Meeting, online by following the instructions on either the proxy card or the Notice, by telephone, or, if you received paper copies of the proxy materials, by mailing your proxy card in the postage - paid return envelope.

WHEN:

Tuesday, May 7, 2024
8:00 a.m. MT

WHERE:

The Inverness Denver, a Hilton Golf & Spa Resort
200 Inverness Drive West

Englewood, Colorado 80112

AGENDA:

1. Elect the directors named in the Proxy Statement to serve as members of Arrow’s Board of Directors until Arrow’s 2025 annual meeting of shareholders.

2. Ratify the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3. Hold an advisory vote to approve named executive officer compensation.

4. Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 26, 2024

You are invited to Arrow’s Annual Meeting on Tuesday, May 7, 2024. Only shareholders of record at the close of business on March 11, 2024, are entitled to notice of and to vote at the Annual Meeting.

Shareholders can vote online, by telephone, by completing and returning the proxy card, or by attending the Annual Meeting. The Notice and the proxy card have detailed instructions for voting, including voting deadlines.

Internet Visit the website noted on your proxy card to vote online.	Telephone Use the toll-free number on your proxy card to vote by telephone.	Mail Sign, date, and return your proxy card in the enclosed envelope to vote by mail.	In Person Cast your vote in person at the Annual Meeting.

Shareholders may revoke a proxy (change or withdraw their votes) at any time prior to the Annual Meeting by following the instructions in the Proxy Statement.

You may request a printed copy of the proxy materials and Arrow’s 2023 Annual Report on Form 10-K by calling 1-800-579-1639 or sending an e-mail to investor@arrow.com.

The proxy materials and Arrow’s 2023 Annual Report on Form 10-K (which is not a part of the proxy soliciting material) will be available through www.proxyvote.com on or about March 26, 2024, or at investor.arrow.com/financials/financial-results.

By Order of the Board of Directors,

Carine L. Jean-Claude Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on May 7, 2024

LETTER FROM THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

First and foremost, thank you for your continued investment and confidence in Arrow Electronics.

At Arrow, our diverse team of employees across the world works to bridge the gap between what’s possible and the practical technologies to make it happen.  We guide innovation forward by driving demand and expanding addressable markets for our suppliers and customers via our technology-centric focus, go-to-market expertise, and supply chain services capabilities. We enable our suppliers to distribute their technologies and help our customers to source, build upon, and leverage these technologies to grow their businesses and enhance their overall competitiveness. We are a trusted partner in a complex value chain and are uniquely positioned through our electronics components and IT content portfolios to increase stakeholder value.

Through our Five Years Out mindset, we consistently inspire and deliver on our purpose: We enable technology solutions that make a positive difference in people’s lives; we guide the power of innovation to make the world better. Further, we understand the vital role we each play for the good of our business and stakeholders.  Our talented global and multicultural workforce powers our performance and value to all.

In 2023, we delivered solid financial results despite a challenging market environment. Though several of the external factors we navigated were unfavorable, the team made great progress on our value-added offerings, in which we have invested to drive structural margin improvements for the business. We were able to accomplish these results while maintaining our relentless focus on delivering excellence for our customers and suppliers, as well as our unwavering commitment to demonstrating our core Arrow values. We are: ethical in how we conduct business; open-minded and courageous as we engage stakeholders; results-oriented and accountable for the quality and outcome of our work; innovative to grow value for stakeholders; and customer - centric to earn trust, loyalty, and repeat business.

As we move through an ongoing cyclical correction and weaker macro demand environment, we are optimistic regarding the overall industry backdrop. We believe longer-term technology trends will benefit Arrow especially since we are at the center of large and growing markets, driven by the electrification of everything including renewable energy, artificial intelligence, and autonomous vehicles. Going forward, the Board and management team remain focused on enhancing more accretive growth initiatives and prudently managing our cost structure and working capital portfolio to emerge from this period in a position to continue to generate long-term value for our shareholders, suppliers, and customers.

I invite you to read more about Arrow’s corporate governance and executive compensation practices in the following pages. As always, we welcome your input and value your support.

Sincerely,

Sean J. Kerins
President and Chief Executive Officer

ARROW ELECTRONICS, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 7, 2024

2024 ANNUAL
PROXY STATEMENT

PROXY STATEMENT

Annual Meeting Information

THE PURPOSE OF THIS PROXY STATEMENT

The Board of Arrow, a New York corporation, is furnishing this Proxy Statement to shareholders of record to solicit proxies to be voted at the Annual Meeting. By returning a completed proxy card, or voting by telephone or internet, you are giving instructions on how your shares are to be voted at the Annual Meeting. This Proxy Statement and the form of proxy are first being made available to shareholders of record on or about March 26, 2024.

VOTING INSTRUCTIONS

Invitation to the
Annual Meeting

Shareholders of record at the close of business on March 11, 2024, are invited to attend the Annual Meeting on Tuesday, May 7, 2024, beginning at 8:00 a.m. MT.

The Annual Meeting will be held at:

The Inverness Denver, a Hilton Golf & Spa Resort 200 Inverness Drive West
Englewood, Colorado 80112

Please vote your shares by telephone or online, or if you received printed copies of the proxy materials, complete, sign, and date your proxy card and return it promptly in the postage-paid return envelope provided. You are urged to vote at your earliest convenience whether or not you plan to attend the Annual Meeting.

If your shares are held in “street name” (that is, in the name of a bank, broker, or other holder of record), you should receive instructions from the record shareholder that must be followed in order for such shares to be voted (including in person at the Annual Meeting). Internet and/or telephone voting is offered to shareholders owning shares in “street name” through most banks and brokers.

Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares represented in a properly executed proxy card “FOR” all of the nominees for director named in this Proxy Statement, “FOR” the ratification of the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and “FOR” approval of the named executive officer compensation as described in the Compensation Discussion and Analysis (“CD&A”) section contained herein.

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2024 ANNUAL
PROXY STATEMENT

SHAREHOLDERS ENTITLED TO VOTE

Only shareholders of record of Arrow’s common stock at the close of business on March 11, 2024 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 53,978,667 shares of Arrow common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. The presence in person or by proxy of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum.

A complete list of shareholders entitled to vote at the Annual Meeting will be open to the examination of any shareholder during the Annual Meeting.

REVOCATION OF PROXIES

The person giving a proxy may revoke it at any time prior to the time it is voted at the Annual Meeting by giving written notice to Arrow’s Corporate Secretary, Carine L. Jean-Claude, at Arrow Electronics, Inc., 9151 East Panorama Circle, Centennial, Colorado 80112. If the proxy was given by telephone or internet, it may be revoked by voting again via telephone or internet. You may also withdraw your proxy by attending the Annual Meeting and voting in person. If your shares are held in “street name,” you must contact the record holder of the shares regarding how to revoke your proxy.

COST OF PROXY SOLICITATION

Arrow pays the cost of soliciting proxies. Arrow has retained D.F. King & Co., Inc. to assist in soliciting proxies at an anticipated cost of approximately $20,000, plus expenses. Arrow will supply soliciting materials to the brokers, fiduciaries, and custodians holding Arrow common stock in a timely manner so that the brokers, fiduciaries, and custodians may send the materials to each beneficial owner. Arrow will reimburse the brokers, fiduciaries, and custodians for their expenses in so doing. In addition to this solicitation by mail, the Board, employees, and agents of the Company may solicit proxies in person, by electronic transmission, or by telephone.

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2024 ANNUAL
PROXY STATEMENT

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL		BOARD’S VOTING RECOMMENDATION
1	Election of the directors named in this Proxy Statement to serve as members of Arrow’s Board of Directors until Arrow’s 2025 annual meeting of shareholders	FOR Each Nominee

2	Ratification of the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR

3	Advisory vote to approve named executive officer compensation	FOR

VOTING YOUR SHARES

Shareholders can vote online, by telephone, by completing and returning the proxy card, or by attending the Annual Meeting. The Notice and the proxy card have detailed instructions for voting, including voting deadlines.

Internet Visit the website noted on your proxy card to vote online.	Telephone Use the toll-free number on your proxy card to vote by telephone.	Mail Sign, date, and return your proxy card in the enclosed envelope to vote by mail.	In Person Cast your vote in person at the Annual Meeting.

Arrow’s Board suggests following its recommended vote on each proposal as being in the best interests of Arrow and urges you to read this Proxy Statement carefully before you vote. Your vote is important regardless of the number of shares you own.

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2024 ANNUAL
PROXY STATEMENT

CERTAIN SHAREHOLDERS

HOLDERS OF MORE THAN 5% OF COMMON STOCK

The following table sets forth certain information with respect to the only shareholders known to the Company to own beneficially more than 5% of the outstanding common stock of Arrow as of March 11, 2024, unless otherwise noted.

Name and Address	Shares of Common Stock	% of Outstanding
	Beneficially Owned	Common Stock
BlackRock, Inc. (1)
50 Hudson Yards
New York, New York 10001	5,469,589	10.13%
The Vanguard Group (2)
100 Vanguard Boulevard
Malvern, Pennsylvania 19355	6,211,177	11.51%

(1)	Based upon a Schedule 13G/A filed with the SEC on March 7, 2024, reporting that as of February 29, 2024, BlackRock, Inc., a parent holding company, has sole voting power with respect to 5,092,238 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to all shares, and shared dispositive power with respect to 0 shares.

(2)	Based upon a Schedule 13G/A filed with the SEC on February 13, 2024, reporting that as of December 29, 2023, The Vanguard Group, a registered investment adviser, has sole voting power with respect to 0 shares, shared voting power with respect to 33,829 shares, shared dispositive power with respect to 135,235 shares, and sole dispositive power with respect to 6,075,942 shares.

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2024 ANNUAL
PROXY STATEMENT

SHAREHOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the beneficial ownership of the Company’s common stock, as of March 11, 2024, for each director and director nominee, each of the “Named Executive Officers” identified in the CD&A and all directors, director nominees, and executive officers as a group.

Shares of Common Stock Beneficially Owned
	Currently	Common	Acquirable	Total	% of Outstanding
Name	Owned (1)	Stock Units (2)	within 60 Days	Ownership	Common Stock
Sean J. Kerins	142,094	—	—	142,094	*
Steven H. Gunby	—	17,855	2,722	20,577	*
William F. Austen	2,970	1,469	1,520	5,959	*
Fabian T. Garcia	—	2,720	1,520	4,240	*
Gail E. Hamilton	101	22,119	1,520	23,740	*
Michael D. Hayford	—	—	—	—	*
Andrew C. Kerin	—	25,915	1,520	27,435	*
Carol P. Lowe	—	4,523	1,520	6,043	*
Mary T. McDowell	—	—	1,520	1,520	*
Gerry P. Smith	—	3,896	1,520	5,416	*
Rajesh K. Agrawal	6,894	—	—	6,894	*
Gretchen K. Zech	65,160	—	—	65,160	*
Kristin D. Russell	10,765	—	—	10,765	*
Carine L. Jean-Claude	15,585	—	—	15,585	*
Michael J. Long	87,017	—	—	87,017	*
Kirk D. Schell	—	—	—	—	*
Total Directors’, Director Nominees', and Current Executive Officers’ Beneficial Ownership as a Group (15 individuals)	250,274	78,497	13,362	342,133	0.6%

*	Represents holdings of less than 1%.
(1)	Includes shares directly owned, including those owned independently, and stock options granted under the Arrow Electronics, Inc. 2004 Omnibus Incentive Plan, as amended (“Omnibus Incentive Plan”).
(2)	Includes common stock units deferred by non-management directors and restricted stock units granted under the Omnibus Incentive Plan.

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2024 ANNUAL
PROXY STATEMENT

PROXY STATEMENT HIGHLIGHTS

COMPANY OVERVIEW

Arrow is a global provider of products, services, and solutions to industrial and commercial users of electronic components and enterprise computing solutions. Arrow has one of the world’s broadest portfolios of product offerings available from leading electronic components and enterprise computing solutions suppliers. These product offerings, coupled with a range of services, solutions, and software, help industrial and commercial customers introduce innovative products, reduce time to market, and enhance overall competitiveness.

Arrow believes that economic success comes from more than just financial growth. As technology’s benefits reach more people, Arrow’s addressable market continues to expand, promoting a healthy economy.

BOARD Leadership Transition

In 2023, Mr. Long concluded his term as Executive Chair of the Board following the 2023 annual shareholder meeting.

In connection with this transition, the Board appointed Mr. Gunby to serve as independent Board Chair based on his independence, deep understanding of Arrow’s business, valuable contributions to the Board during his tenure as a director, and relevant background and experience.

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2024 ANNUAL
PROXY STATEMENT

EXECUTIVE COMPENSATION HIGHLIGHTS

Components of 2023 Compensation Program

	CEO	Other NEOs	Description

Annual Base Salary
> Base salary is set at market-competitive levels relative to comparable jobs at similar companies and also reflects the experience, potential, and performance of executives
CASH
Annual Cash Incentive Compensation

>
Annual cash incentives are performance-based rewards for the attainment of pre-established financial and strategic targets
>
Based on financial and quantitative strategic metrics – Absolute EPS (70%) and Strategic Goals (30%)

Long-Term Incentive Compensation

>
Long-term incentives are designed to promote a balanced focus on driving performance, retaining talent, and aligning the interests of the Company’s executives with those of its shareholders
>
50% Performance Stock Units and 50% Restricted Stock Units

EQUITY

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2024 ANNUAL
PROXY STATEMENT

CORPORATE GOVERNANCE HIGHLIGHTs

Arrow believes that good corporate governance is critical to achieving long-term shareholder value. The following table highlights some of Arrow’s corporate governance practices and policies:

● ● ● ● ● ● ● ● ●	● ● ● ● ● ● ●
●
Annual election of directors
●
Annual advisory say-on-pay vote
●
All director nominees other than our CEO are independent
●
Independent Board Chair
●
Independent committees
●
Limit on directorships a Board member can hold
●
Rigorous stock ownership guidelines for directors and certain key executives
●
Anti-hedging and anti-pledging policy
●
Ongoing succession planning for executive leadership team and directors
●
44% new directors since 2021
●
Proxy access rights for shareholders

●
Board committee oversight of environmental, social, and governance (“ESG”) matters
●
Annual Board and committee self-assessments and individual director peer evaluations
●
Resignation policy for directors not receiving a majority vote (see description below under subheading “Director Resignation Policy”)
●
Active shareholder engagement (see description below under subheading “Shareholder Feedback and 2023 Say-on-Pay”)
●
Adoption of Dodd-Frank compensation clawback policy and retention of existing incentive compensation clawback policy
●
Worldwide Code of Business Conduct and Ethics, applicable to all directors, officers, and employees
●
No shareholder rights plan (“poison pill”)

COmmitment to board diversity

The Arrow Board prioritizes diversity in its recruitment of directors and has retained a recruitment firm to assist the Board in actively identifying and evaluating potential diverse Board candidates with the expectation that candidate slates should include women and candidates of underrepresented race/ethnicity in addition to other diverse characteristics, which both supplement and complement the existing Board. Arrow is committed to building a Board with a wide range of skills, experience, expertise, and diversity. Arrow’s Board consists of highly engaged, independent, and diverse directors that are actively involved in, among other things, strategic, risk, and management oversight.

Board Refreshment

The Board believes the fresh perspectives brought by newer directors are critical to a forward-looking and strategic-minded Board when appropriately balanced with the deep understanding of Arrow’s business and independent institutional knowledge provided by longer-serving directors. Accordingly, Arrow has maintained a deliberate mix of new and longer-tenured directors on the Board, and the Corporate Governance Committee is focused on ensuring the optimal mix of tenures, backgrounds, skills, and perspectives for Arrow. Since 2019, Arrow has added six new directors – Messrs. Austen, Smith, Garcia, and Kerins, and Mses. Lowe and McDowell – each of whom have different backgrounds and experiences to further enhance the oversight of Arrow’s strategic goals and initiatives and contribute to the development and expansion of the Board’s knowledge and capabilities. As part of the Board’s active and comprehensive Board refreshment efforts, the Board has nominated a new director, Michael D. Hayford, for election to the Board at the Annual Meeting.

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2024 ANNUAL
PROXY STATEMENT

Snapshot of Director Nominees

Below is a snapshot of the expected composition of Arrow’s Board immediately following the Annual Meeting, assuming the election of the ten (10) nominees named in this Proxy Statement. The slate of ten (10) director nominees includes three (3) female nominees and one (1) ethnically diverse nominee.

Skill/Experience	Nominees
Leadership Experience	10
Risk Management Experience	6
Global Business and Operations Experience	10
Financial Experience	8
Legal and Regulatory Oversight Experience	2
Technology and Cybersecurity Experience	8
Supply Chain Management Experience	5
Crisis Management Experience	6
Strategy and M&A Experience	10
Brand and Marketing Experience	6
Corporate Governance Experience	7
Human Capital Experience	8
Environmental and Climate Strategy Experience	5

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2024 ANNUAL
PROXY STATEMENT

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE OVERVIEW

At Arrow, we believe that doing good is good for business and our global community. We monitor and manage our ESG opportunities and impacts and engage with shareholders and other stakeholders with the goal of creating a better tomorrow and assuring the long-term viability of our Company.

To demonstrate Arrow’s commitment to the importance of these efforts, quantitative performance objectives related to carbon emission reduction and diversity and equality-related measures were components of our executive annual cash incentive plan for 2022 and 2023. Arrow intends to continue to evolve and integrate ESG into our strategy and operations and related disclosures.

To learn more, please refer to our 2023 ESG Report, available on our website at arrow.com/ESG. The 2023 ESG Report details Arrow’s ESG-related annual goals, progress updates, metrics, and initiatives. We invite you to review the 2023 ESG Report and share your thoughts with us at ESG@arrow.com.

Information on the Company’s website, including our ESG Reports, is not incorporated by reference into, and does not form part of, this Proxy Statement or any other report or document Arrow files with the SEC.

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2024 ANNUAL
PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

THE BOARD RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES NAMED BELOW.

If elected by our shareholders at the Annual Meeting, each nominee will serve for a one-year term expiring at our 2025 annual meeting of shareholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

All nominees identified below, except Michael D. Hayford, are current members of the Board. They have been recommended for re-election to the Board by the Corporate Governance Committee and approved and nominated for re-election by the Board. In accordance with the Company’s by-laws (the “By-laws”), the ten (10) nominees receiving a plurality of votes cast at the Annual Meeting will be elected directors, subject to the Director Resignation Policy described below.

An uncontested election of directors is not considered “routine” under the New York Stock Exchange (“NYSE”) rules. As a result, if a shareholder holds shares in “street name” through a broker, fiduciary, or custodian, the broker, fiduciary, or custodian is not permitted to exercise voting discretion with respect to this proposal. For this reason, if a “street name” holder does not give the broker, fiduciary, or custodian specific instructions, the shares will not be voted on this proposal, which is referred to as a “broker non-vote.” Broker non-votes and withholding authority to vote for a director nominee will have no effect on the outcome of this proposal (though a director nominee that receives a greater number of “WITHHELD” votes than “FOR” votes in an uncontested election is required by the Board’s Director Resignation Policy to tender his or her resignation to the Board, as discussed in greater detail below under the heading “Director Resignation Policy”).

BOARD MEMBERSHIP REQUIREMENTS

In accordance with the Company’s Corporate Governance Guidelines, members of the Board should have the following skills and abilities:

>	the education, business experience, and current insight necessary to understand the Company’s business;
>	the ability to evaluate and oversee direction, performance, and guidance for the success of the Company;
>	the ability to primarily represent the interests of the Company’s shareholders while being attuned to the needs of the Company’s employees, the communities in which it operates, and other stakeholders, insofar as such conditions impact long-term shareholder value;
>	the ability to devote the necessary interest and time to fulfill all director responsibilities over a period of years, including committing to prepare for, attend, and meaningfully participate in substantially all scheduled Board and Board committee meetings;
>	independence and strength of conviction coupled with the ability to leave behind personal prejudice so as to be open to different points of view;
>	the willingness and ability to appraise the performance of executive management objectively and constructively and, when necessary, recommend appropriate changes;
>	avoid any activity or interest that might, or might appear to, conflict with his or her fiduciary responsibilities to the Company, except in unusual circumstances and then only with the formal approval of disinterested directors; and
>	all other criteria established by the Board from time to time, including functional skills or other attributes which will contribute to the development and expansion of the Board’s knowledge and capabilities.

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2024 ANNUAL
PROXY STATEMENT

BOARD NOMINATIONS AND SUCCESSION

During the course of the year, the Corporate Governance Committee discusses Board succession and evaluates potential Board candidates. The Corporate Governance Committee has retained a third-party recruitment firm to assist in identifying and evaluating potential Board nominees.

The Company’s annual director nomination process involves formal assessments of qualifications, skills, and attributes necessary for successful contributions at the Board, Board committee, and individual director levels. This process assists the Board in determining who it should nominate to stand for election. In addition, the Corporate Governance Committee continually evaluates potential new candidates for Board membership, which is taken into account when it recommends nominees for election.

The Company uses the following process for assessing needs, identifying candidates, and nominating new director candidates for election.

>	Conduct Board and Committee Evaluations. As required by the Company’s Corporate Governance Guidelines and the charters of the Audit Committee, the Compensation Committee, and the Corporate Governance Committee, the Board and each Board committee conduct annual self-evaluations of the effectiveness of the Board and each such committee.
>	Review Board and Committee Composition and Establish Search Priorities. Utilizing the results of the Board and Board committee self-evaluations and taking into account the Company’s strategic interests, its industry and market, the qualifications set forth in the Company’s Corporate Governance Guidelines, and other relevant considerations, the Corporate Governance Committee, in consultation with the Board, identifies the desired skills, attributes, expertise, experience, and background that would enable one or more additional directors to add value to the Board and its committees. If the Corporate Governance Committee determines to initiate a director search, it may engage a director search firm and provide the parameters for the search.
>	Review Director Candidates. Once a director search identifies potentially suitable candidates, the Corporate Governance Committee, with input from the entire Board, makes a list of final candidates. This list also includes any candidates duly submitted by shareholders. The Board Chair, Chief Executive Officer, and selected members of the Corporate Governance Committee then meet with each candidate to evaluate his or her suitability for Board membership in relation to the skills, attributes, expertise, experience, and background desired of a new director.
>	Recommendation and Nomination of Candidates for Board. If, based on the above review process, the Corporate Governance Committee identifies one or more suitable potential Board candidates, the Corporate Governance Committee will recommend the candidate(s) to the Board, and the Board will determine whether to nominate such candidate(s) for election by the shareholders at the next annual shareholder meeting; provided that any vacancy on the Board may be filled by a majority vote of the current Board, and any director elected by the Board to fill a vacancy will serve until the next annual shareholder meeting.
>	Director Election at Annual Meeting and Committee Assignments. All director nominees obtaining a plurality of the votes cast at the annual shareholder meeting will be elected to serve on the Board. At the Board meeting immediately following the annual shareholder meeting, the Corporate Governance Committee will make recommendations regarding, and the Board will ultimately approve, the committee assignments for the elected directors, including the committee chairs.

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2024 ANNUAL
PROXY STATEMENT

The below graphic summarizes the factors the Corporate Governance Committee considers in evaluating potential candidates for Board membership.

As a result of our comprehensive recruitment efforts, in 2023, the Company welcomed one new director to the Board, Ms. McDowell, who was elected to the Board at the 2023 annual shareholder meeting. In February 2024, the Corporate Governance Committee also recommended for nomination, and the Board nominated, Michael D. Hayford for election to the Board at the Annual Meeting. Mr. Hayford was identified by the Company’s third - party executive recruitment firm and, if elected to the Board at the Annual Meeting, will bring deep public - company and technology industry experience to the Company’s Board, as further described below under the heading “Biographies of Director Nominees.”

The Corporate Governance Committee considers shareholder recommendations of Board nominees as well as those recommended by current directors, officers, employees, and others. Such recommendations may be submitted to Arrow’s Chief Governance, Sustainability, and Human Resources Officer, Gretchen Zech, at Arrow Electronics, Inc., 9151 East Panorama Circle, Centennial, Colorado 80112, who will forward them to the Corporate Governance Committee. Possible candidates suggested by shareholders are evaluated by the Corporate Governance Committee in the same manner as other candidates.

DIVERSITY

Whenever the Corporate Governance Committee evaluates a potential candidate for Board membership, it considers that individual in the context of the composition of the Board as a whole. While the Company does not have a formal diversity policy, the Board believes that its membership should reflect diversity in its broadest sense to include, among other factors, age, gender, geography, ethnicity/race, and cultural viewpoints. Consistent with that philosophy, the Board has taken measures to diversify its makeup:

>	All but one of the Company’s director nominees (i.e., Mr. Kerins) are independent and have a broad range of experience in varying fields, including, among others, software development and sales, business strategy consulting, hospitality services, consumer products, electronics and computer hardware manufacturing and distribution, business services, and telecommunication products and cloud services.
>	30% of the director nominees are women, and 10% are racially/ethnically diverse.

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PROXY STATEMENT

>	A majority of the Company’s director nominees hold or have held directorships at other U.S. public companies.
>	Eight of the director nominees, including the Company’s CEO, have served as chief executive officers, and all have demonstrated superb leadership, intellectual, and analytical skills gained from deep experience in management, finance, and corporate governance.
>	The Board has retained a recruitment firm to assist the Corporate Governance Committee in actively identifying and evaluating potential diverse Board candidates and sets clear expectations that candidate slates should include women and candidates of underrepresented race/ethnicity in addition to other diverse characteristics, which both supplement and complement the existing Board.

The Corporate Governance Committee is focused on continued diversity on the Board as it believes that the varied perspectives and experiences resulting from having a diverse Board enhance the quality of decision making. In particular, the Board is committed to identifying and evaluating highly qualified Board candidates who are women and/or are from an under-represented community as well as candidates with other diverse backgrounds, industry experience, and other unique characteristics. For example, three recent additions to the Board, Mary T. McDowell, Carol P. Lowe, and Fabian T. Garcia, have collectively added valuable gender, ethnic, and geographic/cultural diversity.

The Corporate Governance Committee recognizes the evolving support for boards to achieve a target of 30% women representation. The Board currently has 33% gender diversity. If all of the Company’s director nominees are elected at the Annual Meeting, the Board would have 30% gender diversity. Over the course of 2024, the Board expects to continue to work closely with the Corporate Governance Committee to identify potential additions to the Board and expects to consider in its evaluation potential candidates’ diversity characteristics that may supplement and complement the existing Board. None of the Company’s director candidates are discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law.

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2024 ANNUAL
PROXY STATEMENT

Director Nominee Diversity and Experience Matrix*

Z
10 Director Nominees:	William Austen	Fabian Garcia	Steve Gunby	Gail Hamilton	Michael Hayford	Andrew Kerin	Sean Kerins	Carol Lowe	Mary McDowell	Gerry Smith
Experience and Skills
Leadership	Leadership experience facilitates effective oversight of management, informs development of Company strategy, and enhances the Board’s succession planning process.

Risk Management	Experience assessing and managing risk enables directors to effectively oversee and mitigate the most significant risks facing Arrow.

Global Business and Operations

Background and experience managing global relationships and engaging with international stakeholders supports the Board’s oversight of key risks involving our global customer and supplier bases and of strategic decision-making relating to our complex worldwide business.

Financial

Demonstrated financial experience enables in-depth analysis of our financial statements and informed decision-making regarding our capital structure, financial transactions, and financial reporting processes.

Legal and Regulatory

Experience with legal and regulatory oversight enables directors to effectively oversee compliance with legal and regulatory requirements and the related policies, procedures, and controls for ensuring such compliance.

Technology and Cybersecurity

Experience navigating the ever-changing technology landscape enables sharpened oversight of the innovative products, services, and systems central to our business and supports the Company’s long-term strategic planning. Experience with privacy and information security and cybersecurity oversight is critical to helping Arrow manage and plan to defend against significant cybersecurity risks.

Supply Chain Management

Substantial knowledge of supply chain management enables enhanced oversight of our product and service offerings and sharpens focus on our business strategy to be the premier, technology-centric, go-to-market, and supply chain services company on the planet.

Crisis Management

In conjunction with the Board’s oversight of Arrow’s overall enterprise risk management, crisis management experience allows the Board to assist the Company in mapping out a crisis response plan and navigating a crisis in the rare event one should occur.

Strategy and M&A	Experience in strategic planning and mergers and acquisitions is critical in formulating and implementing Arrow’s continued growth strategy.

Brand and Marketing	Brand and marketing experience enables the Board to provide valuable insight into the alignment of brand definition with Arrow’s long-term strategy as a driver of value.

Corporate Governance

Directors with experience in corporate governance assist the Company in implementing effective and compliant corporate governance practices for the benefit of our various stakeholders in the continually evolving corporate governance landscape.

Human Capital

Human capital management experience supports the Board’s oversight of the development, implementation, and effectiveness of practices, policies, and strategies relating to Arrow’s workforce, including talent attraction and development, corporate culture, and diversity and inclusion.

Environmental and Climate Strategy

Experience in climate change risk management strategies and other climate-related issues enables enhanced Board oversight of environmental and climate related policies, strategies, compliance, and priorities.

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2024 ANNUAL
PROXY STATEMENT

10 Director Nominees:	William Austen	Fabian Garcia	Steve Gunby	Gail Hamilton	Michael Hayford	Andrew Kerin	Sean Kerins	Carol Lowe	Mary McDowell	Gerry Smith
Background
Gender Identity
Male
Female
Non-binary
Race
American Indian or Alaska Native
Asian
Black or African American
Hispanic or Latino
Native Hawaiian or other Pacific Islander
White
Age/Tenure
Age	65	64	66	74	64	60	62	58	59	60
Years on the Board	4	3	7	16	0	14	2	3	1	4

*   This matrix illustrates the experience, skills, qualifications, and characteristics of the individuals nominated for election to the Board at the Annual Meeting, based on information self-reported to the Company by each applicable individual.

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2024 ANNUAL
PROXY STATEMENT

BIOGRAPHIES OF DIRECTOR NOMINEES

Based on each nominee’s experience, attributes, and skills, which exemplify the sought-after characteristics described above, the Corporate Governance Committee has concluded that each nominee possesses the appropriate qualifications to serve as a director of the Company.

Independent Board Chair	Steven H. Gunby	Age: 66 Director Since: 2017
CAREER HIGHLIGHTS

FTI Consulting, Inc., a business advisory firm

●
President, Chief Executive Officer, and a director (a public company) since 2014.

The Boston Consulting Group

●
Senior Partner and Global Leader of Transformation from 2010 to 2014.
●
Senior Partner and Chairman, North and South America from 2003 to 2009.
●
Held other major managerial roles in his capacity as a Senior Partner and Managing Director, such as serving as a member of BCG’s Executive Committee.
Breakthru Beverage Group LLC ● A director (a private company) from 2016 to 2018.

REASONS FOR NOMINATION

At FTI, Mr. Gunby’s focus as President and CEO has been turning FTI into a vibrant, profitable growth engine, through significant operational, strategy, cultural, and leadership changes. At BCG, Mr. Gunby also focused on transformative growth, helping move the Americas operation from a period of flat headcount growth and diminished profitability to double-digit headcount and revenue growth, and substantially higher profit growth. The Board believes that Mr. Gunby’s experience as a President and CEO of a public company, which has given him extensive experience in human capital management and corporate governance (among other things), and his proven record of accomplishments make him a valuable member of the Board. As Board Chair, Mr. Gunby has demonstrated strong leadership and effective functioning and governance of the Board.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●FTI Consulting, Inc.

Independent Director Committees: Compensation & Corporate Governance (Chair)	William F. Austen	Age: 65 Director Since: 2020
CAREER HIGHLIGHTS

Bemis Company, Inc., a global manufacturer of flexible packaging products and pressure-sensitive materials

●
President, Chief Executive Officer, and director from 2014 until Bemis was acquired by Amcor Limited in 2019.
●
Executive Vice President and Chief Operating Officer from 2013 to 2014.
●
Group President of Global Operations from 2012 to 2013.
●
Vice President of Operations from 2004 to 2012.

Morgan Adhesives Company

●
President and Chief Executive Officer from 2000 to 2004.

General Electric Company

●
Various positions from 1980 to 2000.

Tennant Company

●
A director (a public company) from 2007 to 2022.

Arconic Corporation

●
A director (a public company) from 2020 to 2023.

REASONS FOR NOMINATION

As President and CEO of Bemis, a complex global material science and manufacturing company, Mr. Austen gained expertise in global manufacturing and operations, together with experience in international mergers and acquisitions and business integration. The Board believes that Mr. Austen’s experience with building high-performance, cross-functional teams coupled with his engineering background make him particularly valuable in guiding strategy for the Company’s engineering services.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●None

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2024 ANNUAL
PROXY STATEMENT

Independent Director Committees: Compensation	Fabian T. Garcia	Age: 64 Director Since: 2021
CAREER HIGHLIGHTS

Unilever PLC., a British multinational consumer goods company

●
President, Personal Care, and member of the Unilever Leadership Executive since 2022.
●
President, Unilever North America, and member of the Unilever Leadership Executive from 2020 to 2022.

The Boston Consulting Group, an American global management consulting firm

●
Senior Advisor for consumer-packaged goods from 2018 to 2019.

Revlon, Inc.

●
President, Chief Executive Officer, and director from 2016 to 2018.

Colgate-Palmolive Company

●
Various positions from 2003 to 2016, beginning as President, Asia Pacific & Greater Asia Division, continuing as President, Latin America & Global Sustainability, and culminating as Chief Operating Officer, Global Innovation and Growth.

The Timberland Company

●
Senior Vice President, International Relations, from 2002 to 2003.

Chanel Ltd.

●
President, APAC and Member of the Executive Committee from 1996 to 2001.

Procter & Gamble Company

●
Various positions in the U.S., Japan, Taiwan, Venezuela, and Colombia, from 1980 to 1994.

Kimberly-Clark Corporation

●
A director (a public company) from 2011 to 2019.

REASONS FOR NOMINATION

Mr. Garcia is a global business leader with a strong track record and deep experience, including his tenure as a public company CEO, with a keen understanding of global business strategy, international innovation and growth, geopolitical sensitivities, and financial, operational, and strategic leadership skills.  The Board believes that Mr. Garcia’s multicultural and global experience is especially valuable in guiding the Company’s international strategy and fostering sustainable business practices and an inclusive corporate culture.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●None

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2024 ANNUAL
PROXY STATEMENT

Independent Director Committees: Audit & Corporate Governance	Gail E. Hamilton	Age: 74 Director Since: 2008
CAREER HIGHLIGHTS

Symantec Corporation

●
Executive Vice President from 2000 until her retirement in 2005.

Compaq Computer Corporation

●
Vice President and General Manager of the Communications Division from 1997 to 2000.

Hewlett-Packard Company

●
General Manager of the Telecom Platform Division from 1996 to 1997.

OpenText Corporation

●
A director (a public company) since 2006.

Ixia (acquired by Keysight Technologies in 2017)

●
A director (a public company) from 2005 to 2017.

Westmoreland Coal Company

●
A director (a public company) from 2011 to 2019.

REASONS FOR NOMINATION

Ms. Hamilton was responsible for designing, manufacturing, and selling electronic systems for more than 20 years. While at Symantec, a leading software company, Ms. Hamilton oversaw the profit and loss and operations of the enterprise and consumer business. In that role, she was responsible for business planning and helped steer the company through an aggressive acquisition strategy. She also oversaw Symantec’s cybersecurity function and services. The Board believes that Ms. Hamilton’s experience at Symantec makes her valuable in helping to guide the direction and strategy of Arrow’s Enterprise Computing Solutions business as well as brings to the Board insight into oversight of cybersecurity matters.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●Open Text Corporation

Michael D. Hayford	Age: 64 Director Since: --
CAREER HIGHLIGHTS

NCR Corporation, a public global payments and technology platform company

●
Chief Executive Officer from 2018 to 2023.
●
A director (public company) from 2018 to 2023.

Motive Partners

●
Founder and Senior Advisor from 2015 to 2018.

Fidelity National Information Services, Inc.

●
Executive Vice President and Chief Financial Officer from 2009 to 2013.

National Infrastructure Advisory Council, an executive-branch council focused on critical infrastructure security and resilience

●
Member since 2022 (appointed by the President of the United States).

Metavante Technologies, Inc.

●
A director (public company) from 2007 to 2009.
●
President and Chief Operating Officer from 2007 to 2009.
●
Chief Financial Officer from 2001 to 2006.
●
Other senior positions of increasing seniority from 1992 to 2001.

Endurance International Group Holdings

●
A director (public company) from 2013 to 2018.

West Bend Mutual Insurance Company

●
A director (private company) from 2006 to 2018.

REASONS FOR NOMINATION

Mr. Hayford has strong strategic and operational leadership experience developed over an extensive career in technology, payments, and financial services. Mr. Hayford previously served as a public-company chief executive officer and chief financial officer and on multiple public-company boards of directors. Mr. Hayford also currently serves on a federal advisory council to which he was appointed by the President of the United States. The Board believes that Mr. Hayford’s experience in leading strategy, operational execution, and finance at large organizations positions him to bring valuable insight to the Board and assist the Board in its focus on the Company’s operational efficiency, strategic execution, and transformation.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●None

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2024 ANNUAL
PROXY STATEMENT

Independent Director Committees: Compensation & Corporate Governance	Andrew C. Kerin	Age: 60 Director Since: 2010
CAREER HIGHLIGHTS

Towne Park, a hospitality and healthcare parking solutions provider

●
Chief Executive Officer since 2017.

The Brickman Group, Ltd.

●
Chief Executive Officer and a director (a private company) from 2012 until 2016.

Aramark Corporation

●
Executive Vice President and Group President, Global Food, Hospitality and Facility Services from 2009 to 2012.
●
Executive Vice President and Group President, North America Food from 2006 to 2009.
●
Elected as an executive officer as Senior Vice President in 2004.
●
President, Aramark Healthcare and Education from 1995 to 2004.
●
A number of other management roles within Aramark Corporation. Under his leadership were all of Aramark’s food, hospitality, and facilities businesses, including the management of professional services in healthcare institutions, universities, schools, business locations, entertainment and sports venues, correctional facilities, and hospitality venues.

REASONS FOR NOMINATION

Mr. Kerin brings over 30 years of experience leading business service companies and building service teams across the globe. The Board believes that Mr. Kerin’s deep operational and strategic expertise in the service industry as the CEO of Towne Park and formerly at the Brickman Group, along with his more than 17-year career with Aramark, makes him a valuable asset to the Board, particularly as the Company continues to build its services businesses.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●None

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2024 ANNUAL
PROXY STATEMENT

President and Chief Executive Officer	Sean J. Kerins	Age: 62 Director Since: 2022
CAREER HIGHLIGHTS

Arrow Electronics, Inc.

●
President, Chief Executive Officer, and director since 2022.
●
Chief Operating Officer from 2020 to 2022.
●
President, Global Enterprise Computing Solutions from 2014 to 2020.
●
President, North American Enterprise Computing Solutions from 2010 to 2014.
●
Vice President, Storage and Networking from 2007 to 2010.

EMC Corporation ● Several sales, marketing, and professional services roles around the world from 1997 to 2007. Other Experience ● Various roles with Coopers & Brand Consulting and General Motors.

REASONS FOR NOMINATION

Mr. Kerins has served for 17 years at the Company in progressively more senior leadership and executive roles. The Board believes Mr. Kerins brings value to the Board from his comprehensive understanding of the Company’s business and deep institutional knowledge of the Company. The Board believes that in Mr. Kerins’ role as CEO of the Company, Mr. Kerins can effectively communicate Board priorities to Company management and provide insight and feedback to the Board on behalf of Company management.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●None

Independent Director Committees: Audit (Chair) & Corporate Governance	Carol P. Lowe	Age: 58 Director Since: 2021
CAREER HIGHLIGHTS

FLIR Systems, Inc., a thermal imaging company

●
Executive Vice President and Chief Financial Officer from 2017 to 2021.

Sealed Air Corporation

●
Senior Vice President and Chief Financial Officer from 2011 to 2017.

Carlisle Companies Incorporated

●
President, Carlisle Food Service Products in 2011.
●
President, Trail King Industries from 2008 to 2011.
●
Vice President and Chief Financial Officer from 2004 to 2008.

TCW Special Purpose Acquisition Corp.

●
A director (a public company) from 2021 to 2022.

EMCOR Group, Inc.

●
A director (a public company) since 2017.

Other Experience

●
A director of Duravant (a private company) since 2023.
●
A director of Novolex (a private company) since 2021.
●
Member of the Board of Visitors and Finance Committee, Fuqua School of Business since 2017.

REASONS FOR NOMINATION

Ms. Lowe has valuable experience and a depth of knowledge in many aspects of finance, as well as business services, strategic planning, business development, and information technology. The Board believes that her record of instilling knowledge-based, performance-driven cultures throughout her career enables her to provide insightful contributions to the Company. Ms. Lowe is considered an “audit committee financial expert” as the term is defined in Item 407(d) of Regulation S-K.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●EMCOR Group, Inc.

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2024 ANNUAL
PROXY STATEMENT

Independent Director Committees: Audit	Mary T. McDowell	Age: 59 Director Since: 2023
CAREER HIGHLIGHTS

Mitel Networks Corporation, a global provider of telecommunication products and cloud services

●
President and Chief Executive Officer from 2019 to 2021.
●
A director (private company) from 2019 to 2022, and Board Chair from 2021 to 2022.

Polycom, Inc., an audio and video technology developer

●
Chief Executive Officer and a director (private company) from 2016 to 2018.

The Informa Group plc

●
A director (UK public company) since 2018.
●
Senior Independent Director since 2021.

Bazaarvoice, Inc.

●
A director (public company) from 2014 to 2016, and Compensation Committee Chair from 2015 to 2016.

UBM plc.

●
A director (UK public company) from 2014 to 2018.

Autodesk, Inc.

●
A director (public company) since 2010.
●
Compensation Committee Chair since 2012.

Other Experience:

●
Served as Executive Vice President at Nokia from 2004 to 2012.
●
Served in various executive, managerial, and other positions with Compaq Computer Corporation and Hewlett-Packard Company.

REASONS FOR NOMINATION

Ms. McDowell has strong strategic and operational leadership experience developed over an extensive career in the technology industry, owing to her previous roles as chief executive officer of two global technology-focused organizations and the chair of a corporate board of directors. The Board believes that this background allows Ms. McDowell to effectively contribute to the Board’s overall leadership structure and provide valuable insights into the Company’s core businesses and the markets in which they operate. Ms. McDowell also has a proven track record leading strategic transformations and implementing cutting-edge innovation in the fast-moving technology space, including for global businesses with diverse product lines and extensive distribution networks, which the Board believes will help the Company develop, refine, and implement the Company’s growth strategy.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●Autodesk, Inc.
●The Informa Group plc (London Stock Exchange)

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2024 ANNUAL
PROXY STATEMENT

Independent Director Committees: Compensation (Chair)	Gerry P. Smith	Age: 60 Director Since: 2020
CAREER HIGHLIGHTS

The ODP Corporation, an American office supply holding company

●
Chief Executive Officer and director (a public company) since 2017.

Zero100, a global coalition accelerating progress to zero-percent carbon and 100% digital supply chains

●
Founding member of advisory board in 2022, and member of advisory board since 2022

Lenovo Group Limited

●
Executive Vice President and Chief Operating Officer from 2016 to 2017.
●
Executive Vice President and President of Data Center Group in 2016.
●
Chief Operating Officer of the Personal Computing Group and Enterprise Business Group from 2015 to 2016.
●
President of the Americas from 2013 to 2015.

Lenovo Group Limited (continued)

●
President, North America and Senior Vice President, Global Operations from 2012 to 2013.
●
Senior Vice President of Global Supply Chain from 2006 to 2012.

Dell Inc.

●
Served in a number of roles from 1994 to 2006.

REASONS FOR NOMINATION

Mr. Smith has technology-industry specific strategic, operational, and managerial expertise gained through a more than 25-year career with Lenovo and Dell. Additionally, the Board believes that Mr. Smith’s expertise in positioning companies for future growth and success, global business management experience, and strong track record in increasing operating profit and managing complex integrations for corporations are valuable qualifications on the Board.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●The ODP Corporation

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2024 ANNUAL
PROXY STATEMENT

DIRECTOR RESIGNATION POLICY

The Board has adopted a Director Resignation Policy which provides that in an uncontested election, any director nominee that receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must tender a letter of resignation to the Board within five days of the certification of the shareholder vote for consideration by the Corporate Governance Committee. The Corporate Governance Committee must then consider whether to recommend that the Board accept or reject the director’s resignation and promptly make such a recommendation. The Board must then take action with respect to the resignation within 90 days following the date of the shareholders’ meeting at which the election occurred and then publicly disclose its decision in a Form 8-K filed with the SEC. A director whose resignation is under consideration may not participate in the deliberations of the Corporate Governance Committee or Board regarding his or her resignation. The Director Resignation Policy can be found under “Governance Documents” at the “Leadership and Governance” sub-link of the Investor Relations drop-down menu on investor.arrow.com.

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2024 ANNUAL
PROXY STATEMENT

THE BOARD AND ITS COMMITTEES

In 2023, the Board met in: (i) general sessions presided over by the Executive Chair (for sessions prior to the 2023 annual shareholder meeting) and independent Board Chair (for sessions after the 2023 annual shareholder meeting), (ii) meetings limited to non- management directors (which meetings were presided over by the Lead Independent Director prior to the 2023 annual shareholder meeting and presided over by the independent Board Chair after the 2023 annual shareholder meeting), and (iii) in its three various committees. Committee meetings are open to all members of the Board other than management directors during the sessions of the non-management directors of such committee meetings.

Committee memberships and chair assignments are reviewed no less than annually by the Corporate Governance Committee, which makes committee appointments and chair recommendations to the Board.

The table below shows current committee memberships as of the date of this Proxy Statement.

Committee
Name	Independent	Audit	Compensation	Corporate Governance
William F. Austen	X		M	C
Fabian T. Garcia	X		M
Steven H. Gunby (1)	X
Gail E. Hamilton	X	M		M
Andrew C. Kerin	X		M	M
Sean J. Kerins
Carol P. Lowe	X	C		M
Mary T. McDowell	X	M
Gerry P. Smith	X		C

C= Chair M= Member

(1)	Mr. Gunby was appointed to serve as independent Board Chair at the meeting of the Board immediately following the 2023 annual shareholder meeting.

BOARD LEADERSHIP STRUCTURE

The Board annually elects a Chair after taking into account the recommendation of the Corporate Governance Committee following its annual review of the Board’s leadership structure, which typically takes place immediately after the annual shareholder meeting.

Among other responsibilities, the Board Chair:

●	acts as the key liaison between the Board and management;
●	sets timing, location, and agendas for meetings of the Board (in consultation with senior management of the Company and committee chairs);
●	sets the agenda and chairs all executive sessions of the independent directors;
●	presides over Board and shareholder meetings;
●	works closely with the Corporate Governance Committee to recommend committee chairs and committee assignments;

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2024 ANNUAL
PROXY STATEMENT

●	assists the Corporate Governance Committee in evaluating whether to nominate additional directors for Board membership; and
●	may call special meetings of the Board.

The Company does not require the separation of its Chair and CEO positions, but they are currently separate. The Board believes it is in the best interests of the Company to determine the separation of its Chair and CEO position based upon the circumstances at the time. As described under “Proxy Statement Highlights – Board Leadership Transition” above, in 2023 Mr. Long concluded his service as Executive Chair and a member of the Board at the conclusion of the 2023 annual shareholder meeting on May 17, 2023, and the Board appointed Mr. Gunby as independent Board Chair immediately following the 2023 annual shareholder meeting.

In situations where the Board Chair is not independent, the Company’s Corporate Governance Guidelines suggest the Board appoint a Lead Independent Director.

COMMITTEES

Each of the committees of the Board operates under a charter, copies of which are available under “Governance Documents” at the “Leadership and Governance” sub-link of the Investor Relations drop-down menu on investor.arrow.com.

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2024 ANNUAL
PROXY STATEMENT

Audit Committee

Current Members	Key Responsibilities
Carol P. Lowe, Chair * Gail E. Hamilton Mary T. McDowell
>
reviews with management and the Company’s independent auditor the Company’s annual and quarterly financial statements and recommends to the Board whether such financial statements should be included in the Company’s periodic reports filed with the SEC
>
reviews and evaluates Arrow’s financial reporting process and other matters, including its accounting policies, reporting practices, and internal accounting and disclosure controls
>
reviews Arrow’s sustainability disclosures, including relevant ESG metrics
>
oversees Arrow’s data privacy and cybersecurity programs
>
reviews the independent auditor’s qualifications and independence and monitors the scope and reviews the results of the audit conducted by Arrow’s independent auditor
>
exercises oversight of related-person transactions
>
oversees Arrow’s ethics and compliance program and reporting
>
reviews ongoing assessments of the Company’s risk management processes and reviews material risks and contingent liabilities
>
oversees and monitors compliance with legal and regulatory requirements
>
reviews the Company’s disclosures containing ESG metrics and monitors the appropriateness of internal control procedures and methodologies used to prepare or develop ESG metrics
>
reviews the following with the Corporate Audit Department (which reports to the Audit Committee) and management:
>
the scope of the annual corporate audit plan;
>
the results of the audits carried out by the Corporate Audit Department; and
>
the sufficiency of the Corporate Audit Department’s resources

Key Activities in 2023
●
Supervised Arrow’s ethics and compliance program, including regular review of whistleblower hotline complaints
●
Received regular cybersecurity updates from management and discussed cybersecurity risk
●
Reviewed and recommended to the Board expansion of the Company’s share repurchase program and approval of other financing transactions
●
Reviewed and recommended to the Board updates to its committee charter
●
Received regular updates from management on legal and regulatory developments
●
Adopted improvements to the Company’s disclosure controls and procedures, including relating to evaluation of cybersecurity incidents for required disclosure

*	The Board has determined that Ms. Lowe is qualified as an “audit committee financial expert,” as the term is defined in Item 407(d) of Regulation S-K.

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2024 ANNUAL
PROXY STATEMENT

Compensation Committee

Current Members	Key Responsibilities
Gerry P. Smith, Chair William F. Austen Fabian T. Garcia Andrew C. Kerin
>
develops and reviews Arrow’s executive compensation philosophy
>
implements compensation philosophy through compensation programs and plans to further Arrow’s strategy, drive long-term profit growth, and increase shareholder value
>
reviews and approves the corporate goals and objectives relevant to executive compensation
>
subject to review and ratification by all non-management Board members, reviews and approves the base salary, annual cash incentives, performance and stock-based awards, retirement, and other benefits for the Company’s  executives
>
reviews the performance of each of the NEOs and the Company as a whole
>
oversees the development, implementation, effectiveness, and review of Arrow’s programs, practices, risks and opportunities, measures, objectives, and performance relating to human capital management and related disclosure

Key Activities in 2023
●
Managed compensation-related decisions to facilitate successful leadership transitions
●
Received regular updates from management on the Company’s human capital strategy and oversaw the development of the human-capital related disclosures in Arrow’s ESG report
●
Reviewed and recommended to the Board the adoption of a Dodd-Frank compensation clawback policy, updates to its existing incentive compensation clawback policy, and updates to its committee charter

The Compensation Committee may delegate authority from time to time to a subcommittee of one or more members of the Compensation Committee or to the CEO, if and when the Committee deems appropriate and in accordance with its charter and applicable rules and regulations. In 2023, the Compensation Committee directly engaged Pearl Meyer & Partners (“Pearl Meyer”) as a consultant to examine and report to the Compensation Committee on best practices in the alignment of compensation programs for the CEO and other members of senior management by providing competitive benchmarking data, analyses, and recommendations with regard to plan design and target compensation. In addition, Pearl Meyer provides guidance to the Corporate Governance Committee regarding non-management director compensation. Pearl Meyer does not provide any other services to the Company. The Company has determined that the services rendered by Pearl Meyer have not and do not raise any conflicts of interest.

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2024 ANNUAL
PROXY STATEMENT

Corporate Governance Committee

Current Members	Key Responsibilities
William F. Austen, Chair Gail E. Hamilton Andrew C. Kerin Carol P. Lowe
>
develops, implements, and monitors Arrow’s Corporate Governance Guidelines
>
makes recommendations with respect to committee assignments, Company officer appointments, and other governance issues
>
identifies and evaluates director nominees and candidates before recommending nominees for election to the Board or to fill existing or expected director vacancies
>
reviews and makes recommendations to the Board regarding the compensation of non-management directors
>
engages in succession planning for the Company’s CEO
>
reviews and assesses the adequacy of Arrow’s code of business conduct and ethics
>
oversees the self-evaluation processes of the Board and its committees
>
oversees significant shareholder engagement matters
>
oversees Arrow’s programs, policies, practices, risks and opportunities, measures, objectives and performance relating to ESG matters and related disclosures to the extent not specifically delegated to other committees

Key Activities in 2023
●
Recommended the appointment of an independent Board Chair
●
Identified, reviewed, and recommended for the Board’s nomination, a new independent director in 2023, Mary T. McDowell
●
Reviewed the Company’s ESG developments and oversaw the preparation and publication of the Company’s ESG report
●
Reviewed and recommended to the Board approval of updates to the Company’s Worldwide Code of Business Conduct and Ethics, Corporate Governance Guidelines, its committee charter, and various other internal policies and procedures
●
Helped facilitate certain management changes during 2023 by recommending such changes to the Board
●
Reviewed and recommended to the Board modifications to the compensation of the Company’s independent Board Chair to ensure the compensation for such position remains competitive

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2024 ANNUAL
PROXY STATEMENT

SUCCESSION PLANNING

The Board takes a proactive approach toward succession planning and talent management. In conjunction with the Corporate Governance Committee, the independent directors meet multiple times a year in executive sessions to evaluate succession planning for the CEO. The Board also reviews the annual performance of each member of the senior management team as well as succession planning for these executive roles with the CEO. Additionally, the CEO provides meaningful in- person opportunities for the Board to interact with key members of management beyond the Company’s executive officers on a regular basis. The Board has a confidential plan to address any unexpected short-term absence of the CEO and other executives.

The Board considers diversity as an important factor in the Company’s succession plans and supports management’s efforts to enhance all aspects of diversity throughout the Company. As of January 1, 2024, 50% of the members of the Company’s executive committee (“Executive Committee”), which is the Company’s senior leadership team, who identified their gender or race/ethnicity, were diverse based on gender or race/ethnicity.

The Board, in conjunction with the Corporate Governance Committee, also performs ongoing succession planning for directors. The Corporate Governance Committee meets routinely to discuss board composition, including Board recruitment efforts, and identifies and evaluates potential director nominees. If the Board’s director nominees included in this Proxy Statement are elected at the Annual Meeting, 50% of the Company’s directors will be new since 2021. The Corporate Governance Committee also actively considers rotation of independent directors through the Board’s committees to introduce fresh perspectives and broaden and diversify the views and experiences represented on the Board’s committees.

ENTERPRISE RISK MANAGEMENT

Board Oversight of Risk Management

The Board, as a whole and through its committees, is responsible for oversight of risk management, as provided in the Company’s Corporate Governance Guidelines. The oversight responsibility of our Board and its committees is enabled by management reporting processes, including an annual Company-wide risk assessment, which are designed to provide visibility to the Board and its committees about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. In order to most effectively evaluate the various categories of risks facing the Company, the Board has delegated to its committees oversight of risks associated with each committee’s respective area of responsibility, as summarized below.

Each committee meets in executive sessions with key management personnel and representatives of outside advisors, as needed, to discuss identified risks and evaluate anticipated future risks. For example, each year the Compensation Committee engages Pearl Meyer to conduct a risk assessment on the Company’s executive compensation programs.

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Board/Committee	Primary Areas of Risk Oversight
Board

On an ongoing basis, the full Board oversees enterprise-level risks, including strategic, operational, compliance, financial, and other matters that may present material risk to Arrow’s financial performance, operations, plans, prospects, or reputation.

Audit Committee	> internal control over financial reporting > legal and regulatory compliance > data privacy and cybersecurity > financial management, tax, and treasury
Compensation Committee	> executive compensation programs > recoupment > human capital management > pay equity
Corporate Governance Committee	> CEO succession planning > Board recruitment, composition, and succession planning > governance policies > ESG
Management’s Role
Members of the Executive Committee and other senior management regularly report to the Board regarding the Company’s risks and opportunities (see additional detail immediately below).

Arrow’s Approach to Enterprise Risk Management

Our enterprise risk management (“ERM”) framework is designed to identify risks that may impact the enterprise and manage those risks and opportunities to ensure we are able to execute our short- and long-term strategy. Management is responsible for the design and execution of the Company’s ERM framework, implementing risk management strategies, and developing policies, controls, processes, and procedures to identify and manage risks.

The Board has delegated to the Audit Committee the primary responsibility for overseeing the ERM framework designed by management. The Audit Committee’s charter provides that it will, at least annually, review and discuss with management the Company’s ERM function, including related policies, processes, and systems of internal control, as well as material risks and management’s mitigation plan.

An important element of our Board’s oversight involves regular interaction among our Board, its committees, and senior management regarding the Company’s risk exposures and mitigation efforts. Our CEO has the ultimate management authority for ERM, including responsibility for capability development, risk identification and assessment, and policies and governance, as well as strategies and actions to address enterprise risk. The CEO communicates regularly with the Board on such matters.

In addition, our internal audit department periodically reports to the Audit Committee on its evaluation of management’s effectiveness in addressing risks by providing a comprehensive review of certain business and related risks. The internal audit department also conducts an annual survey of employees and of the Executive Committee to assist in identifying and evaluating risks. These surveys are reviewed by the Board and assist the Board in its conduct of an annual review of strategic and enterprise risks, which covers risks experienced over both the short- and long-term as well as anticipated future risks.

Our Chief Compliance Officer, who reports to our Chief Legal Officer, also regularly updates the Audit Committee on legal and compliance matters and risks.

More information about specific risks facing the Company is set forth in the Company’s other SEC filings, including under the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K.

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COMPENSATION RISK ANALYSIS

The Company believes that its executive compensation program reflects an appropriate mix of compensation elements and balances annual and long-term performance objectives, cash and equity compensation, and risks and rewards associated with executive roles. The following features of the Company’s executive incentive compensation program illustrate this point:

>	performance goals and objectives reflect a balanced mix of performance measures to avoid excessive weight on any specific goal or performance measure;
>	annual and long-term incentives provide a defined range of payout opportunities (ranging from 0% to 170% of target for annual cash incentives for the NEOs and 0% to 185% for long-term incentives);
>	total direct compensation levels are heavily weighted on long-term, equity-based incentive awards that vest over a number of years;
>	equity incentive awards that vest over a number of years are granted annually so executives always have unvested awards that could decrease significantly in value if the business is not managed for the long-term;
>	the Company has executive stock ownership guidelines so that a component of an executive’s personal wealth that is derived from compensation from the Company is tied to the long-term success of the Company; and
>	the Compensation Committee retains negative discretion to adjust certain compensation based on the quality of Company and individual performance and adherence to the Company’s ethics and compliance programs, among other things.

Based on the above combination of program features, the Company believes that: (i) its executives are encouraged to manage the Company prudently and (ii) its incentive programs are not designed in a manner that encourages executives to take risks that are inconsistent with the Company’s or its shareholders’ best interests.

Further, at the Compensation Committee’s request, Pearl Meyer annually assesses the risks associated with the Company’s annual and long-term incentives, the results of which are discussed by the Compensation Committee. In 2023, Pearl Meyer did not recommend any plan design changes to mitigate risk exposure further. The Compensation Committee concluded that the overall design of the Company’s compensation programs maintained an appropriate level of risk.

It is the Company’s opinion that its compensation policies and practices for all employees do not create risks that could have a material adverse effect on the Company. The Company delivers to its entire employee base, in aggregate, most of its compensation in the form of base salary with smaller portions delivered in the form of cash incentives and long-term incentives. The Company’s cash incentive compensation plans, which represent the primary variable component of compensation, have been designed to drive the performance of employees working in management, sales, and sales-related roles. These plans are typically tied to the achievement of sales/financial and strategic goals that include maximums designed to prevent “windfall” payouts.

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ENVIRONMENTAL, SOCIAL, AND GOVERNANCE OVERSIGHT

The Board, through its committees, oversees the Company’s ESG programs, policies, practices, risks and opportunities, measures, objectives and performance, as summarized below:

Committee	Areas of Responsibility
Audit Committee	> Reviews disclosures containing ESG metrics > Monitors appropriateness of internal control procedures and methodologies used to prepare or develop ESG metrics
Compensation Committee	> Oversees human capital management matters and related disclosures > Reviews human capital-related ESG goals and targets
Corporate Governance Committee
>
Primarily responsible for ESG oversight
>
Makes recommendations to the Board regarding integration of ESG matters into the Company’s business strategy and operations (to the extent not delegated to other committees)
>
Coordinates with Audit Committee and Compensation Committee to ensure ESG disclosures comply with applicable law

For additional information on oversight of Arrow’s ESG program by the Board, Board committees, and management, including Arrow’s 2023 ESG Report, please refer to the Environmental, Social, and Governance section of our website at arrow.com/company/purpose/environmental-social-governance. Information on the Company’s website, including our ESG Reports, is not incorporated by reference into, and does not form part of, this Proxy Statement or any other report or document Arrow files with the SEC.

INFORMATION SECURITY, PRIVACY, AND COMPLIANCE OVERSIGHT

The Audit Committee oversees Arrow’s management of privacy, security, and cybersecurity risks. The Audit Committee receives and reviews cybersecurity reports from Corporate Audit, Legal and Compliance, Information Technology, and Enterprise Security on a regular basis. These reports include updates on cybersecurity risks, technical developments in addressing cybersecurity risks, regulatory updates, and the results of recent audits and reviews.

The Company’s Chief Information Officer and Chief Security Officer regularly report to the Audit Committee on the current state of the Company’s cybersecurity program. The Company has established written policies and procedures to ensure that significant cybersecurity incidents are immediately investigated, addressed through the coordination of various internal departments, and publicly reported (to the extent required by applicable law). If management determines a material cybersecurity incident has occurred, the Company’s policies require management to promptly inform the Board.

For more information regarding the Company’s cybersecurity program, see Item 1C of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

BOARD AND COMMITTEE ASSESSMENTS

In accordance with the Company’s Corporate Governance Guidelines, the Board assesses its processes and performance at least annually. During this assessment, the directors evaluate the Board’s contribution and review areas where the Board and/or management believe a better contribution could be made. If desired by any director, the independent directors will meet in executive session to discuss Board processes and performance without the CEO or any management directors in attendance. The Corporate Governance Committee oversees the Board’s self-assessment process. Pursuant to the Company’s Corporate Governance Guidelines and the committee charters, the Audit Committee, Corporate Governance Committee, and Compensation Committee each conduct an annual performance evaluation of their respective committees.

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DIRECTORS’ ADDITIONAL BOARD SERVICE

The Company believes that directors may broaden their experience by serving on other boards, which may be a benefit to the Company, provided that service on additional boards does not detract from a director’s ability to fulfill their obligations to the Company and its Board.

In identifying individuals for potential nomination to the Board, the Corporate Governance Committee considers an array of factors outlined in the Corporate Governance Guidelines, specifically including whether such person would have the interest and time available to fulfill his or her responsibilities as a director over a period of years and be able to attend substantially all scheduled Board and committee meetings and the annual shareholder meeting and be fully prepared at such meetings.

Under the Corporate Governance Guidelines, the Corporate Governance Committee will not nominate a director candidate who serves, or would serve, on more than four (4) public company boards (including the Company’s Board).

The Corporate Governance Guidelines also require the Chief Executive Officer to inform the Board in advance of a desire to accept a position on another company’s board of directors, and the Corporate Governance Committee will determine if such board service is appropriate under the circumstances. In any event, the Chief Executive Officer may not serve on more than two (2) public company boards of directors (including the Company’s Board).

Additionally, under the Audit Committee Charter, no member of the Audit Committee may serve on more than three (3) public company audit committees (including the Company’s Audit Committee).

All of our 2024 director nominees are compliant with the Company’s limitations on other public company board service, as described above.

INDEPENDENCE

The Company’s Corporate Governance Guidelines state that the Board should consist primarily of independent (non-management) directors. For a director to be considered independent under the guidelines, the Board must determine that the director does not have any direct or indirect material relationship with the Company. Further, the Board determines whether any director is involved in any activity or interest that conflicts with or might appear to conflict with their fiduciary duties. A non-management director must also meet the independence standards in the NYSE listing standards, which the Board has adopted as its standard, as set forth in Arrow’s Corporate Governance Guidelines.

The Board evaluated the independence of each current director and each director nominee, and has determined that all such persons, other than Mr. Kerins, satisfy the NYSE’s independence requirements and the Company’s guidelines. Mr. Kerins was determined not to be independent by virtue of his employment with the Company.

As required by the Company’s Corporate Governance Guidelines and the NYSE’s listing rules, all members of the Audit, Compensation, and Corporate Governance Committees are independent.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is a present or former employee of the Company. Additionally, no member of the Compensation Committee has a relationship that requires disclosure of a Compensation Committee interlock.

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MEETINGS AND ATTENDANCE

Consistent with the Company’s Corporate Governance Guidelines, it is the general practice of the Board for all its non- management directors to meet separately (without Company management present) either prior to or after regularly scheduled Board meetings. In 2023, these non-management director meetings totaled five in number.

During 2023, there were five meetings of the Board, eight meetings of the Audit Committee, four meetings of the Compensation Committee, and four meetings of the Corporate Governance Committee. All the directors attended 75% or more of all of the meetings of the Board and the committees on which they served. The Company encourages its directors to be present at the Company’s annual meetings of shareholders. In 2023, all directors standing for reelection attended the annual meeting of shareholders telephonically or in person.

DIRECTOR COMPENSATION

For 2023, the non-management members of the Board (that is, all members except Messrs. Kerins and Long, who did not receive any compensation for their Board service) received cash fees at the below annualized rates. After considering market data and the input from Pearl Meyer, during 2023, the Corporate Governance Committee approved adjustments to the director compensation program, also set forth below:

2023 Non-Management Director Compensation
	Prior to May 17	On or after May 17

Annual fee	$100,000	$110,000
Annual fee for service as Corporate Governance Committee Chair	$10,000	$15,000
Annual fee for service as Compensation Committee Chair	$20,000	$25,000
Annual fee for service as Audit Committee Chair	$25,000	$30,000

In addition to the cash fees for 2023, our non-management directors received restricted stock unit (“RSU”) awards during 2023.

On May 16, 2023, each non-management director serving on such date who also served on the Board for the 2021-2022 service year received a special grant of RSUs valued at $175,000, based on the fair market value of Arrow common stock on such date, with immediate vesting. The individuals receiving such grant were Messrs. Austen, Gunby, Kerin, Patrick, Perry, and Smith and Mses. Hamilton and Krzeminski. In light of Mr. Perry’s service as Lead Independent Director for the 2021-2022 service year, he received an additional award amount of $30,000. These additional RSU grants were made due to a change in the timing of the annual RSU grant to directors. Until 2022, Arrow directors received the stock-award component of their compensation as a fully vested RSU grant following each year's annual meeting of shareholders for the director's service over the prior year. As a result of this practice, directors who did not stand for re-election at the end of the year did not receive their full and intended compensation for their service. Starting in February 2022, the Board adopted a new compensation practice of granting unvested stock awards at the beginning of each service year, with that service year starting the day following the annual meeting of shareholders and continuing until the day of the next annual meeting of shareholders. In 2023, the Board noted that in the process of making this switch, non-management directors who served during the 2021-2022 service year had not received the equity compensation for their service during that period and issued the one-time corrective RSU awards to the non - management directors who were then-serving and impacted by the prior non-payment.

On May 17, 2023, each non-management director serving on such date, received a standard annual grant of RSUs valued at $185,000 (increased from $175,000 in 2022), based on the fair market value of Arrow common stock on the date of grant. Further, as the independent Board Chair, Mr. Gunby, received an additional

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aggregate annual award of RSUs valued at $150,000 (as a sum of two separate awards on May 17, 2023, and September 13, 2023) with such grants made in recognition of the additional responsibilities associated with such position and to bring the Company’s independent Board Chair compensation closer in line with the Company’s peers.

The annual grant of RSUs as well as the grants to Mr. Gunby are scheduled to vest and become non-forfeitable on the day before the annual meeting of shareholders the year following grant. The awards will be distributed based on an annual election made by each non-management director that is either (i) the earlier of May 7, 2024, or the day before the Company’s 2024 annual shareholder meeting (which day shall in any event occur during the 2024 calendar year), or (ii) following the grantee’s separation from service provided that he or she continuously served on the Board from the grant date through the vesting date. If the grantee’s service with the Board is terminated for any or no reason prior to the vesting date (other than death, disability, or involuntary termination without cause following a change of control), the RSUs will be forfeited.

The following table shows the total dollar value of compensation granted or earned by all non-management directors in or in respect to 2023. Mr. Kerins and Mr. Long did not receive any compensation for their Board service during 2023 and have been excluded from the table. Please see the “2023 Summary Compensation Table” for the compensation received by Messrs. Kerins and Long with respect to 2023.

2023 Non-Management Director Compensation
	Fees Earned
Name	or Paid in Cash ($)(4)	Stock Awards ($)(5)	Total ($)
William F. Austen	117,500	360,000	477,500
Fabian T. Garcia	105,000	185,000	290,000
Steven H. Gunby	115,000	510,000	625,000
Gail E. Hamilton	105,000	360,000	465,000
Andrew C. Kerin	105,000	360,000	465,000
Laurel J. Krzeminski (1)	50,000	175,000	225,000
Carol P. Lowe	115,000	185,000	300,000
Mary T. McDowell	55,000	185,000	240,000
Stephen C. Patrick (2)	85,837	360,000	445,837
Barry W. Perry (3)	50,000	205,000	255,000
Gerry P. Smith	117,500	360,000	477,500

(1)	Laurel J. Krzeminski served as a non-management director in 2023 from January 1 to May 17, 2023.
(2)	Stephen C. Patrick served as a non-management director in 2023 from January 1 to June 5, 2023.
(3)	Barry W. Perry served as a non-management director in 2023 from January 1 to May 17, 2023.
(4)	Messrs. Gunby, Kerin, and Perry and Ms. Lowe deferred 100% of their retainers in deferred stock units, and Mr. Patrick deferred 25% of his retainer in deferred stock units.

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(5)	Amounts reflect the aggregate grant date fair value of the RSUs granted in 2023, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”), based on the closing stock price on the date of grant. The balances of each non-management director’s equity-based awards as of December 31, 2023 (including vested and deferred RSUs) are set forth in the table below:

2023 Non-Management Directors
	Unvested Restricted Shares
Name	or Restricted Stock Units	Deferred Restricted Stock Units	Unexercised Stock Options
William F. Austen	1,520	1,469	—
Fabian T. Garcia	1,520	2,720	—
Steven H. Gunby	2,722	17,614	—
Gail E. Hamilton	1,520	22,119	—
Andrew C. Kerin	1,520	25,674	—
Laurel J. Krzeminski	—	—	—
Carol P. Lowe	1,520	4,216	—
Mary T. McDowell	1,520	—	—
Stephen C. Patrick	—	20,007	—
Barry W. Perry	—	23,753	—
Gerry P. Smith	1,520	3,896	—

Under the terms of the Non-Employee Director Deferred Compensation Plan, non-management directors may defer the payment of all or a portion of their annual retainers until the end of their service on the Board. Unless the director chooses a different amount, 50% of the director’s annual retainer fee is automatically deferred and converted into units of Arrow common stock. The units held by each director are included under the heading “Common Stock Units” in the table labeled “Shares of Common Stock Beneficially Owned.” The amounts deferred by each director for 2023, to the extent there were any amounts deferred, are included under the column “Fees Earned” in the table labeled “2023 Non- Management Director Compensation” above. All deferrals under the plan will be paid upon separation of service from the Board.

For stock awards outlined in the table labeled “2023 Non-Management Director Compensation,” each director is given the option to have their RSUs converted to shares (i) on the first anniversary of the grant date or (ii) following the grantee’s separation from service provided that they continuously served on the Board from the grant date through the vesting date. Messrs. Austen, Kerin, and Patrick and Mses. Hamilton and McDowell elected to have their 2023 RSU awards converted to shares one year after the grant.

DIRECTOR STOCK OWNERSHIP GUIDELINES

The Board believes that stock ownership by its directors strengthens their commitment to the Company’s long - term future and further aligns their interests with those of the shareholders generally. As a result, the Corporate Governance Guidelines specifically state that directors are expected, over time, to own beneficially shares of the Company’s common stock having a value of at least three times their annual retainer fee (including shares owned outright, vested shares of restricted stock or RSUs, and common stock units in a deferred compensation account). As of the Record Date, all directors either own the required number of shares or, in the case of recently appointed directors, are accumulating and retaining shares at a pace sufficient to meet the requirement.

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AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board by overseeing: (i) the Company’s financial statements and internal controls; (ii) the independent registered public accounting firm’s qualifications and independence; and (iii) the performance of the Company’s corporate audit function and of its independent registered public accounting firm.

On the date of the adoption of this Report, the Audit Committee consisted of three directors, all considered independent in accordance with NYSE listing standards and other applicable regulations. The Board has determined that committee member Ms. Lowe is an “audit committee financial expert” as defined by the SEC.

Company management has the primary responsibility for the preparation of the financial statements and for the reporting process, including the establishment and maintenance of Arrow’s system of internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing the financial statements prepared by management, expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles (“GAAP”), and auditing the Company’s internal controls over financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with both management and the independent registered public accounting firm the Company’s quarterly earnings releases, Quarterly Reports on Form 10-Q, and the 2023 Annual Report on Form 10-K. Such reviews included a discussion of critical or significant accounting policies, the reasonableness of significant judgments, the quality (not just the acceptability) of the accounting principles, the reasonableness and clarity of the financial statement disclosures, and such other matters as the independent registered public accounting firm is required to review with the Audit Committee under the standards promulgated by the Public Company Accounting Oversight Board. The Audit Committee also discussed with both management and the Company’s independent registered public accounting firm the design and efficacy of the Company’s internal control over financial reporting.

In addition, the Audit Committee received from and discussed with representatives of the Company’s independent registered public accounting firm the written disclosure and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence) and considered the compatibility of non-audit services rendered to Arrow with the independence of the Company’s independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee also discussed with the independent registered public accounting firm and Arrow’s corporate audit group the overall scope and plans for their respective audits. The Audit Committee periodically met with the independent registered public accounting firm, with and without management present, to discuss the results of their work, their evaluations of Arrow’s internal controls, and the overall quality of Arrow’s financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

Carol P. Lowe, Chair
Gail E. Hamilton
Mary T. McDowell

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PRINCIPAL ACCOUNTING FIRM FEES

The aggregate fees billed by Arrow’s principal accounting firm, Ernst & Young LLP (“EY”), for auditing the annual financial statements and the Company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and related regulations included in the Annual Report on Form 10-K, the reviews of the quarterly financial statements included in the Quarterly Reports on Form 10-Q, statutory audits, assistance with and review of documents filed with the SEC, and consultations on certain accounting and reporting matters for each of the last two fiscal years are set forth as “Audit Fees” in the table below.

Also set forth for the last two fiscal years are “Audit-Related Fees.” Such fees are for services rendered in connection with employee benefit plan audits and other accounting consultations. “Tax Fees” relate to assistance with tax return preparation, tax audits, and compliance in various tax jurisdictions around the world. “All Other Fees” refers to advice, planning, and services other than as set forth above. During 2023 and 2022, all other fees primarily included accounting publication and online accounting research subscriptions. EY did not provide any services to the Company related to financial information systems design or implementation.

	2023	2022
Audit Fees	$12,072,893	$11,396,015
Audit-Related Fees	438,108	456,799
Tax Fees	726,902	292,490
All Other Fees	8,000	8,473
Total	$13,245,903	$12,153,777

The amounts in the table above do not include fees charged by EY to Marubun/Arrow, a joint venture between the Company and the Marubun Corporation. Audit fees for Marubun/Arrow totaled $521,609 in 2023, and $510,935 in 2022.

The Audit Committee’s policy is to pre-approve all audit, audit-related, and permissible non-audit services to be performed by Arrow’s independent registered public accounting firm. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget by category. In accordance with the Audit Committee charter, audit, audit - related, tax, and other services performed by EY during 2023 and 2022 were approved by the Audit Committee, or by a designated member thereof. The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining EY’s independence.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE AUDIT COMMITTEE AND THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

Shareholders are asked to ratify the appointment of Ernst & Young LLP (“EY”) as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, as a matter of good corporate governance, the Board submits its selection to our shareholders for ratification. If the shareholders do not ratify EY, the Audit Committee will reconsider the appointment. Arrow expects that representatives of EY will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and that they will be available to answer appropriate inquiries.

Receipt of a majority of votes cast is required to approve this proposal. For purposes of determining the number of votes cast with respect to Proposal 2, only those votes cast “FOR” or “AGAINST” are included. Abstentions are counted only for purposes of determining whether a quorum is present at the Annual Meeting. Because Proposal 2 is considered a “routine” proposal under NYSE rules, no broker non-votes are expected on this proposal.

As required by its charter, the Audit Committee annually reviews the qualifications, performance, and independence of EY in determining whether to retain EY or engage another independent registered public accounting firm as our Company’s independent auditor. As part of that review, the Audit Committee considers, among other things:

>	The quality and efficiency of the current and historical services provided by EY;
>	EY’s capability and expertise in handling the breadth and complexity of our Company’s global operations;
>	The quality and candor of EY’s communications with the Audit Committee;
>	EY’s reputation for integrity and competence in the fields of accounting and auditing;
>	EY’s independence from our Company, including EY’s rigorous process for monitoring and maintaining independence and partner rotations, and Arrow’s own evaluation of EY’s independence and our pre - approval policies and controls;
>	The appropriateness of EY’s fees; and
>	EY’s tenure as our Company’s independent accountants, including the benefits of having a long-tenured auditor.

Benefits of Long-tenured Auditor

>	Higher audit quality – Through more than 48 years of experience with our Company, EY has gained deep institutional knowledge of and expertise regarding Arrow’s global operations and businesses, accounting policies and practices, and internal control over financial reporting.

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>	Competitive fee structure – EY’s aggregate fees are competitive with peer companies, in part because of EY’s efficiencies and familiarity with our Company.
>	Avoids costs associated with a new independent accountant – Onboarding a new independent accountant is costly and requires a significant time commitment that could distract from management’s focus on financial reporting and controls.

Based on this evaluation, the Audit Committee believes that EY is independent and well-qualified to serve as our Company’s independent registered public accounting firm. Further, the Audit Committee and the Board believe it is in the best interests of Arrow and our Company’s shareholders to retain EY as our Company’s independent registered public accounting firm for fiscal 2024.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (“Exchange Act”), the Board is asking shareholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in the CD&A, the Summary Compensation Table and the related tables, notes, and narrative in the Proxy Statement for the Company’s Annual Meeting.”

Although the vote is not binding, the Compensation Committee values the opinions expressed by the Company’s shareholders and will carefully consider the outcome of the vote when making future compensation decisions for the Company’s NEOs.

Receipt of a majority of the votes cast is required to approve this proposal. For purposes of determining the number of votes cast with respect to Proposal 3, only those votes cast “FOR” or “AGAINST” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

The Company asks that you review in detail the disclosures contained in this Proxy Statement regarding compensation of the Company’s NEOs (including the Company’s CD&A), the compensation tables, and the narrative disclosures that accompany such tables) and indicate your support for the compensation of the Company’s NEOs that is described in this Proxy Statement.

In accordance with the advisory vote cast by shareholders at the annual meeting of shareholders held in 2023, the Board determined that we will hold this advisory vote to approve the compensation paid to the Company’s NEOs every year until the next required frequency vote is held. Accordingly, it is expected that the next say - on - pay vote following the Annual Meeting will occur at the 2025 annual meeting of shareholders.

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION

This Compensation Discussion and Analysis (“CD&A”) explains the executive compensation program for the Company’s Named Executive Officers (“NEOs”) listed below. The CD&A also describes how the Compensation Committee determined 2023 executive compensation, the elements of our executive compensation program, and the compensation of each of our NEOs.

Named Executive Officers
Name	Title
Sean J. Kerins	President and Chief Executive Officer
Rajesh K. Agrawal	Senior Vice President, Chief Financial Officer
Gretchen K. Zech	Senior Vice President, Chief Governance, Sustainability, and Human Resources Officer
Kristin D. Russell	President, Enterprise Computing Solutions
Carine L. Jean-Claude	Senior Vice President, Chief Legal Officer and Secretary
Michael J. Long (1)	Former Executive Chair
Kirk D. Schell (2)	Former President, Global Components

(1)	Mr. Long concluded his term as Executive Chair following the 2023 annual shareholder meeting and remained as a non-executive employee assisting on transition matters until July 5, 2023.
(2)	Mr. Schell ceased being an executive officer of the Company effective August 16, 2023, and left the Company effective August 31, 2023.

EXECUTIVE SUMMARY

2023 Business Strategy and Performance Highlights

Arrow guides innovation forward by driving demand and expanding addressable markets for our suppliers and customers via our technology-centric focus, go-to-market expertise, and supply chain services capabilities. We enable our suppliers to distribute their technologies and help our customers to source, build upon, and leverage these technologies to grow their businesses and enhance their overall competitiveness. We are a trusted partner in a complex value chain, and we believe that we are uniquely positioned through our electronics components and IT content portfolios to increase value for stakeholders.

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Financial Performance Results

Following a record year in 2022, Arrow experienced a market environment of excess inventory throughout the supply chain in 2023 leading to softer demand in our components business and a mixed IT-spending environment for our enterprise computing solutions business. Despite this backdrop, we executed well and remain optimistic that longer-term technology trends will benefit Arrow. Throughout the year, Arrow helped customers navigate supply chain challenges so they could optimize their production schedules, bring new electronic products to market, and securely manage their applications and data as they transitioned to an IT as-a-service model. In doing so, Arrow deepened customer and supplier relationships and solidified its position as a trusted partner. 2023 financial results include:

$33.1 b Sales totaled $33.1 billion for the year, down 11% from 2022	$750 M Returned approximately $750 million in cash to shareholders by repurchasing approximately 6.1 million shares of common stock

$4.1 b Gross profit of $4.1 billion, down 14% from 2022	$1.5 B Operating income of $1.5 billion, down 29% from 2022

$15.84 Earnings per share (“EPS”) on a diluted basis of $15.84, down 27% from 2022

Strategic Performance Results

We believe that our investments in key strategic growth areas create opportunities for long-term shareholder value for the Company and further enhance Arrow’s value proposition in helping customers create and manage their products. Key strategic performance highlights in 2023 include:

>	In demand creation, we added engineering resources throughout 2023, which helped demand creation revenue outpace the rest of the portfolio;
>	Our engineering services have been gaining traction across attractive verticals such as renewable energy, automotive, and medical devices. As a result, full-year engineering services revenue grew meaningfully;
>	In supply chain services, we expanded our customer base in 2023 with further penetration in the data center and automotive verticals. Looking ahead, we see additional opportunities to extend this offering to other verticals and original equipment manufacturers;
>	We’ve maintained our differentiated focus on interconnects, passives, and electromechanical components, a margin accretive growth area within our components business; and
>	In our ECS business, over the course of the year, we enhanced our digital distribution platform, ArrowSphere, while onboarding new channel partners and supplier lines, demonstrating our commitment to the market’s transition to IT-as-a-Service.

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Shareholder Feedback and 2023 Say-On-Pay

We regularly engage with our shareholders to hear their views on our executive compensation program and consider their input, along with emerging best practices each year, as we evaluate our executive compensation program. Our say-on-pay proposal at our 2023 annual shareholder meeting received approximately 93% support, reflecting shareholder confidence in the overall philosophy and design of our executive compensation program.

In the fall of 2023, we conducted broad shareholder outreach, requesting meetings with 35 shareholders representing approximately 72% of shares then outstanding, and engaging in meetings with shareholders representing approximately 17% of shares then outstanding. Our independent Board Chair, Steve Gunby, participated in meetings with shareholders representing approximately 11% of shares then outstanding. Shareholder engagement acceptance was lower than in prior years, with shareholders representing an additional 27% of our then-shareholder base declining an engagement meeting and noting that they were satisfied with Arrow’s profile.

During these engagements, shareholders expressed their continued support for Arrow’s executive compensation program, noting appreciation for the pay-for-performance alignment. We emphasized that Arrow’s executive compensation program did not change year over year and conveyed that the Compensation Committee’s objective is to maintain a program that advances the Company’s strategy and is aligned with shareholders’ interests. Additionally, shareholders were interested in understanding the Committee’s approach to setting executive targets and evaluating performance in a more cyclical business, and given the macroeconomic environment, we have enhanced the disclosure related to 2023 in the CD&A.

As a result of shareholder feedback, we enhanced our disclosure regarding PSU performance metrics in the year of the award (see chart “Performance Metrics for 2023 PSU Grants” under subheading “Long-Term Incentive Awards” section later in this CD&A).

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2023 Executive Compensation Program At-A-Glance

Our executive compensation program emphasizes performance-based compensation and is designed to tie directly to the drivers of value creation for the Company’s shareholders, as summarized below.

Key Elements
Pay Element	Form	Performance Metric
Base Salary	Cash	> Base salary is set at market-competitive levels
Annual Cash Incentives	Cash	> 70% Absolute EPS(1) > 30% Strategic Goals
LTIP	50% - PSUs	> 60% three-year Relative EPS Growth(1) > 40% three-year Average Return on Invested Capital (“ROIC”) minus the Weighted Average Cost of Capital (“WACC”)(1)
	50% - RSUs	> Stock price performance

(1)	Represents a non-GAAP measure; for further detail and reconciliation to the closest GAAP measure, refer to the Appendix to this Proxy Statement.

Incentive Plans: A Closer Look at the Performance Metrics

The Compensation Committee discusses metric selection regularly. The focus of our annual and long-term incentives is achieving profitable growth and driving long-term shareholder value creation by supporting the following key objectives:

>	To generate EPS growth in excess of our competitors’ EPS growth and market expectations;
>	To grow EPS at a rate that provides the capital necessary to support the Company’s business strategy;
>	To focus on strategic goals that will differentiate Company performance over time; and
>	To allocate and deploy capital effectively so that ROIC exceeds the Company’s WACC.

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As such, we use a carefully balanced mix of quantifiable absolute and relative financial, strategic, and operational metrics across our incentive plans ─ with a heavier emphasis on EPS because of its strong alignment with shareholder value. Recognizing that EPS is used as a metric in both the annual and long-term incentives, the Compensation Committee balances EPS with other metrics designed to support the Company’s business strategy and align with shareholder interests. In addition, the way EPS is measured and balanced with other performance metrics to support our goals works differently under each of the incentive plans, as outlined below:

Annual Cash Incentives	Long Term Incentives

Absolute EPS

Weighted 70%

>
Defined as a pre-determined range of Company performance targets for the fiscal year
>
Driven by specific Company initiatives designed to improve financial performance results
>
Easily understood by stakeholders

Strategic Goals

Weighted 30%

>
Places focus on goals that are critical to our strategic growth
>
For 2023, underscores our commitment to managing our environmental and social impacts in operations and measured against:
o
Environmental Strategy: reduction of Scope 1 and 2 emissions of Arrow’s EMEA fleet and at specified facilities
o
Human Capital Strategy – diversity and equality measures: goals linked to the Company’s diversity and inclusion principles
>
Are dynamic and expected to change on an annual basis depending on the relevant business priorities for the performance year
o
The Compensation Committee determines specific, measurable targets that are aligned with the Company’s strategy
>
Provides balance to Absolute EPS

Three-Year Relative EPS Growth

Weighted 60%

>
Defined as Arrow’s three-year EPS growth as compared to the EPS growth of Arrow’s Peer Group
>
Holds management accountable to outperform peers over the performance period
>
Supports the creation of long-term shareholder value

Operational Metrics: Focus on Efficiency

Weighted 40%

>
Measures performance based on Arrow’s three - year average ROIC in excess of its three - year WACC
>
Helps mitigate variance from economic cycles, which market-based metrics would introduce
>
Incentivizes prudent use of capital and rewards value creation

Threshold Trigger: Net Income

Vesting contingent upon a Net Income threshold of greater than zero

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WHAT GUIDES OUR PROGRAM

As a large global provider of technology solutions operating in a highly competitive market, we view our people as critical assets and key drivers of our success. The executive compensation program is designed to attract, retain, and motivate talented executives capable of successfully leading the Company’s complex global operations and creating shareholder value.

The program is structured to support Arrow’s strategic goals and reinforce high performance with a clear emphasis on accountability and performance-based pay for achieving established targets. As such, a significant portion of total direct compensation (“TDC”) is directly linked to the Company’s short- and long-term performance in the form of cash and equity-based incentive awards. This allows executives an opportunity to earn above-median compensation if the Company delivers results in excess of performance targets and below - median compensation when performance targets are not achieved. The portion of pay tied to performance is consistent with Arrow’s executive compensation philosophy and market practices.

The Principal Elements of Pay

The following principal elements of pay support the Company’s compensation philosophy:

Pay Element	Form	What It Does
Base Salary	Cash (Fixed)	Provides a competitive rate relative to comparable jobs at similar companies and enables the Company to attract and retain critical executive talent.
Annual Cash Incentive Award	Cash (Variable)	Rewards individuals for performance if they attain pre-established financial and strategic targets set by the Compensation Committee at the beginning of the year.
Long-Term Incentive Award	Equity (Variable)	Promotes a balanced focus on driving performance, retaining talent, and aligning the interests of the Company’s executives with those of its shareholders.

Target Total Direct Compensation Pay Mix

The charts below show the target TDC of the CEO and the other NEOs active at the end of fiscal 2023. Annual and long-term incentives play a significant role in the NEOs’ overall compensation at Arrow. We believe that annual and long-term incentives are essential to linking pay to performance, aligning compensation with organizational strategies and financial goals, and rewarding executives for the creation of shareholder value.

For fiscal 2023, in the aggregate, 81% of the NEOs’ target TDC was at risk and tied to corporate performance, measured by Absolute EPS, ROIC, WACC, and strategic ESG goals (86% for the Company’s CEO and an average of 78% for the other continuing NEOs).

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The following charts reflect the distribution of the elements of the CEO’s and other NEOs’ target TDC based on grant date values.

Target Total Direct Compensation

Note: The “Other NEOs” chart excludes Messrs. Long and Schell as they were not executive officers of the Company at year-end.

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Best Compensation Practices and Policies

What We Do		What We Do Not Do
√	Heavy emphasis on variable compensation	×	No guaranteed salary increases or incentive guarantees
√	Balance of annual and long-term compensation to discourage short-term risk-taking at the expense of long-term results	×	No employment contracts containing multi-year guarantees for salary increases, non-performance-based bonuses, or equity compensation
√	All long-term stock unit incentives vest based on performance	×	No “single trigger” change in control cash payments or equity vesting
√	Rigorous stock ownership guidelines	×	No incentive plan payouts without justifiable performance linkage
√	Meaningful quantitative goals for performance-based annual and long-term compensation	×	No option backdating, repricing, or cash-out of underwater options
√	Clawback policies covering cash and equity incentive compensation	×	No dividends or dividend equivalents paid on unvested PSUs or RSUs
√	Annual say-on-pay advisory vote	×	No golden parachute tax gross-ups
√	Quantitative strategic goals in annual cash incentive plan	×	No speculative trading, hedging on derivative transactions, or pledging of Company stock
√	Limited perquisites	×	No tax reimbursements on executive perquisites
√	Annual market comparison of executive compensation against a relevant peer group	×	No stock options granted with an exercise price at less than fair market value

THE 2023 EXECUTIVE COMPENSATION PROGRAM IN DETAIL

This part of the CD&A details the three principal elements of pay — base salary, annual cash incentive awards, and long-term incentive awards. Arrow’s pay-for-performance culture is demonstrated by the greater weight given to incentive-based compensation compared to fixed compensation.

Base Salary

Pay Element	Form	Performance Metric
Base Salary	Cash	> Base salary is set at market-competitive levels and considers individual and Company performance, among other factors

In making base salary decisions for the NEOs other than the CEO, the Compensation Committee considers its independent compensation consultant’s guidance, the CEO’s recommendations, each NEO’s position and its importance to the success of the Company, the NEO’s level of responsibility within the Company, as well as a number of other factors, including:

>	individual performance;
>	Company or business unit performance;
>	job responsibilities;
>	time in role; and

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>	relevant benchmarking data, which includes Peer Group and third-party general industry survey data.

Subject to ratification by the Board, the CEO’s base salary is determined by the Compensation Committee in executive session based on its evaluation of the CEO’s individual performance, the Company’s performance, and relevant benchmarking data.

In consultation with its independent compensation consultant, the Compensation Committee met in December 2022 to conduct its annual review of base salaries and determine the 2023 base salary for each NEO. As a result of its review, the Compensation Committee approved a 13% increase to Ms. Jean-Claude’s base salary, effective January 1, 2023, based on individual performance, time in the role, and relevant benchmarking data. None of the other NEOs received base salary adjustments.

The table below provides an overview of the base salaries of the NEOs as of the fiscal year end (or, in the case of Messrs. Long and Schell, as of their departure dates):

Name	2022	2023	% Change
Sean J. Kerins	$1,000,000	$1,000,000	0%
Rajesh K. Agrawal	$700,000	$700,000	0%
Gretchen K. Zech	$675,000	$675,000	0%
Kristin D. Russell	$550,000	$550,000	0%
Carine L. Jean-Claude (1)	$400,000	$450,000	13%
Michael J. Long	$1,000,000	$1,000,000	0%
Kirk D. Schell	$500,000	$500,000	0%

(1)	Ms. Jean-Claude received a 13% increase effective January 1, 2023, as a result of the Compensation Committee's annual review, as described above.

Annual Cash Incentives

Pay Element	Form	Performance Metric
Annual Cash Incentives	Cash	> 70% Absolute EPS > 30% Strategic Goals

The Company’s annual cash incentives are designed to reward individuals for performance against pre - established metrics set by the Compensation Committee at the beginning of the year. Each NEO is assigned an annual cash incentive target based on the NEO’s level of responsibility, ability to impact overall results, and relevant benchmarking data. Actual annual cash incentive awards may be higher or lower than the market since awards are based on results against pre-established performance metrics and can range from 0% to 170% of the annual cash incentive target.

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In consultation with its independent compensation consultant, the Compensation Committee met in December 2022 to conduct its annual review of annual cash incentives and determine the 2023 annual cash incentives for each NEO. As a result of its review and commensurate with the adjustment to her base salary, the Compensation Committee approved a 13% increase to Ms. Jean-Claude’s annual cash incentive target, effective January 1, 2023, based on individual performance, time in the role, and relevant benchmarking data. There were no other changes to annual cash incentive targets.

The table below provides a summary of the annual cash incentive targets for each NEO for fiscal 2022 and 2023:

Name	2022	2023	% Change
Sean J. Kerins	$2,000,000	$2,000,000	0%
Rajesh K. Agrawal	$700,000	$700,000	0%
Gretchen K. Zech	$675,000	$675,000	0%
Kristin D. Russell	$550,000	$550,000	0%
Carine L. Jean-Claude (1)	$400,000	$450,000	13%
Michael J. Long (2)	$2,000,000	$2,000,000	0%
Kirk D. Schell	$500,000	$500,000	0%

(1)	Ms. Jean-Claude’s annual cash incentive target increased effective January 1, 2023, as a result of the Compensation Committee’s annual review, as described above.
(2)	Mr. Long’s annual cash incentive target above represents his opportunity at the beginning of 2023. His actual payout was prorated for his period of service from January 1, 2023 to July 5, 2023 and determined based on the Company’s achievement of the relevant performance goals.

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2023 Annual Cash Incentive Performance Goals and Results

For fiscal 2023, the annual cash incentive for each of the NEOs was based on a combination of financial and strategic goals weighted at 70% and 30%, respectively.

The 2023 annual cash incentive metrics and results against the targets of those metrics are summarized below.

Financial Goals. Each NEO can earn between 0% and 200% of the target award linked to our financial goals based on actual performance against annual financial targets. The Compensation Committee selected Absolute EPS to reinforce the Company’s overall profit objectives based on the rationale that Absolute EPS is a primary driver of shareholder value creation.

Coming off a record performance year in 2022, the 2023 Absolute EPS target setting process was informed by the macroeconomic indicators and market forecasts for a global recessionary environment impacting Arrow’s business at the time, including:

●	general market conditions in the Asia region;
●	IT spend softness in North America;
●	industry concerns about supply chain normalization resulting in elevated customer inventory levels;
●	declines in the shortage market from its peak;
●	rising geo-political tensions; and
●	rising interest rates.

The Compensation Committee had knowledge of the potential disruption such factors could have on the Company based on similar historical cyclical downturns. With these considerations in mind, the Compensation Committee set the 2023 Absolute EPS target approximately 17% below prior-year Absolute EPS results. This reduction was similar in relative size to the profit decline that occurred during the recent semiconductor market slowdown in 2019. While the target was set below prior-year actuals, it was aligned with the annual business plan and set well ahead of market expectations at that time, reflecting the Compensation Committee’s commitment to setting challenging performance goals. The Compensation Committee believed that the targets were rigorous and would appropriately incentivize our executives.

At the end of the performance period, the actual Absolute EPS result declined 26% relative to the prior year, confirming the difficult market environment anticipated by the Compensation Committee when setting 2023 targets. The Compensation Committee evaluated the resulting achievement outcomes, which were below target and determined that the financial goals had appropriately aligned incentives with the actual performance of the Company and the leadership team in a challenging market environment and concluded that pay and performance were reasonably aligned.

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		Performance Range
		(% of Target Payout)				Payout
		Threshold	Target	Maximum	Actual	as a % of
Metric	Weighting	(25%)	(100%)	(200%)	Result	Target
Absolute EPS	70.0%	$14.41	$19.21	$24.01	$17.06	66.41%

Note: Payouts are linearly interpolated for performance between threshold and maximum. For performance below threshold, there is no payout earned.

Strategic Goals. Each NEO can earn between 0% and 100% of the target award for these metrics based on actual performance against the annual strategic goals. Strategic metrics and goals are intended to be dynamic and expected to change annually depending on the relevant business priorities for the performance year. Each year, the Compensation Committee determines specific performance objectives that are designed to be rigorous and support the long-term success of the Company’s strategy.

We believe our ESG strategy and achievements can enhance the long-term sustainability and financial performance of our Company. To demonstrate Arrow’s commitment to the importance of these efforts, the Compensation Committee established performance objectives related to carbon emissions reduction and the Company’s diversity and equality measures as components of our executive annual cash incentive plan for 2023. Our environmental strategy goal was to reduce carbon emissions by 5% across Arrow’s EMEA fleet and at ten specified facilities in 2023 (representing 40% of Arrow’s square footage). Our human capital strategy goals measured success in our efforts towards fostering a diverse talent pipeline to grow diverse representation in Company leadership.

		Performance Range
		(% of Target Payout)			Payout
		Threshold	Target/Maximum	Actual	as a % of
Metric	Weighting	(75%)	(100%)	Result	Target
Environmental Strategy:
Reduction of Metric Tons of CO2 Equivalent (1) (2)	15.0%	0.0%	-5.0%	-40.0%	100%
Human Capital Strategy - diversity and equality measures:
Leadership Global: Growth in Gender Representation (1) (3)	7.5%	0.0 points	0.25 points	-0.73 points	0%
Leadership US: Growth in Underrepresented Race/Ethnicity Representation (1) (3)	7.5%	0.0 points	0.25 points	0.12 points	87%

(1)	Payouts are linearly interpolated for performance between threshold and target, with no payout for performance below the threshold and no additional award for achieving above-target performance.
(2)	Payout at cut-in is 75% of the incentive target for maintaining the prior year's carbon emissions level; up to 100% of the incentive target for achieving a 5.0% reduction in the metric tons of CO2 equivalent.
(3)	Payout at cut-in is 75% of the incentive target for maintaining the prior year's diversity and equality percentages; up to 100% of the incentive target for growing representation of women leaders globally and leaders who are of underrepresented race/ethnicity in the U.S. by 0.25 points.

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The performance achievement related to our environmental strategy exceeded the maximum performance targets. The performance achievements related to our human capital strategy were below the relevant targets. The Compensation Committee evaluated the resulting formulaic outcomes and determined that the goals had appropriately aligned leadership team incentives with the actual performance of the Company and concluded that pay and performance were reasonably aligned.

Award Payouts. The Absolute EPS and strategic ESG goal achievements resulted in an overall award payout of 68.01%, which, under its negative discretion review and determination authority, the Compensation Committee approved. The table below sets forth the 2023 annual cash incentive awards paid to each NEO.

	Target		Strategic
	Annual Cash	Absolute	ESG Goals	Total
	Incentive	EPS Payout	Payout	Payout	Total
Name	($)	(70% Weighting)	(30% Weighting)	(as % of Target)	Payout ($)
Sean J. Kerins	$2,000,000	66.41%	71.75%	68.01%	$1,360,200
Rajesh K. Agrawal	$700,000	66.41%	71.75%	68.01%	$476,070
Gretchen K. Zech	$675,000	66.41%	71.75%	68.01%	$459,068
Kristin D. Russell	$550,000	66.41%	71.75%	68.01%	$374,055
Carine L. Jean-Claude	$450,000	66.41%	71.75%	68.01%	$306,045
Michael J. Long (1)	$1,019,200	66.41%	71.75%	68.01%	$693,158
Kirk D. Schell (2)	$500,000	—	—	—	$—

(1)	Mr. Long’s annual cash incentive award was prorated for his period of service from January 1, 2023 to July 5, 2023 and determined based on the Company’s achievement of the relevant performance goals. In anticipation of his upcoming retirement, the award was approved by the Compensation Committee on May 17, 2023, as an exception to the Management Incentive Compensation Plan’s requirement to be employed by Arrow on the day the annual cash incentive awards are paid.
(2)	In connection with his separation, Mr. Schell received a severance payment determined based on the Company’s achievement of the financial targets for the full fiscal year and the strategic performance goals achieved through the date of his separation. Please see “Kirk D. Schell – Separation Benefits” under the heading “2023 Potential Payouts Upon Termination” for a discussion of the compensation payable to Mr. Schell in connection with his separation.

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Long-Term Incentive Awards

Long-term incentive awards (also referred to as “LTIP”) are designed to promote a balanced focus on driving performance, retaining talent, and aligning the interests of the Company’s NEOs with those of its shareholders. Under the LTIP, awards are expressed in dollars and are customarily granted annually. For 2023, the annual LTIP awards for NEOs, other than Mr. Long, included a mix of Performance Stock Units (“PSUs”) and RSUs. For Mr. Long, his LTIP award was delivered entirely in the form of RSUs.

LTIP Equity Mix
Form	Performance Metric	Rationale	Detail
50% - PSUs	> 60% three-year Relative EPS Growth > 40% three-year average ROIC minus three-year WACC > Stock price performance	> Incents and rewards long-term performance > Supports retention
>
The number of PSUs earned (from 0% to 185% of target number of PSUs granted) is based on the Company’s performance over a three-year period
>
Vesting also contingent on positive net income in the fiscal year of the initial grant
>
PSUs are settled in shares of Arrow stock at the end of the three-year vesting term if the performance metrics are achieved

50% - RSUs	> 100% contingent on positive net income in the fiscal year of the initial grant	> Supports retention	> RSUs generally vest in four equal annual installments beginning on the first anniversary of the grant > RSUs are settled in shares of Arrow stock when vested

2023 Target LTIP Award Opportunities

The Company’s annual long-term incentives are designed to incentivize and reward individuals for strong performance by the Company based on pre-established metrics set by the Compensation Committee.

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The Compensation Committee evaluates the CEO’s performance and also considers prior grant history, the Compensation Committee’s assessment of his contribution, potential contribution, peer compensation benchmarking analysis, and the long-term incentive award practices of the Peer Group to determine his annual long-term incentive award (which is then ratified by the Board’s independent directors).

The Compensation Committee also makes LTIP award decisions for other executives based on the abovementioned factors and input from the CEO, and each NEO is assigned an annual long-term incentive target based on the NEO’s level of responsibility, ability to impact overall results, and relevant benchmarking data. These awards are set forth below. For more detail, including the expense to the Company associated with each grant, see the table labeled “2023 Grants of Plan-Based Awards” below.

The Compensation Committee and senior management monitor the Company’s equity grant practices to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. When making regular annual equity grants, the Compensation Committee’s practice is to approve them at the first regularly scheduled meeting of the calendar year as part of the annual compensation review and after results for the preceding fiscal year become available. In addition, the Board or Compensation Committee may make grants at any time during the year it deems appropriate, including with respect to new hires or transitions.

We believe that the Company’s three-year average burn rate of 0.61% of weighted average basic common shares outstanding reflects its prudent management of equity shares used under its LTIP.

In consultation with its independent compensation consultant, the Compensation Committee met in December 2022 to conduct its annual review of LTIP awards and to determine the 2023 annual LTIP award for each NEO.  As a result of its review, the Compensation Committee approved an increase in Mr. Kerins’ LTIP award to reflect his promotion to President and CEO as well as a decrease in Mr. Long’s LTIP award based on his role as Executive Chair, consistent with market and peer practices. In addition, the Compensation Committee approved an 8% and 21% increase to Mses. Russell and Jean-Claude’s annual long-term incentive awards, respectively, effective February 15, 2023, based on individual performance, time in the role, and relevant benchmarking data.

The table below provides a summary of the grant-date values of the annual long-term incentive awards for each participating NEO.

Name	2022		2023	% Change
Sean J. Kerins (1)		$3,500,000	$4,000,000	14%
Rajesh K. Agrawal (2)	$	n/a	$2,200,000	0%
Gretchen K. Zech		$1,500,000	$1,500,000	0%
Kristin D. Russell (3)		$1,200,000	$1,300,000	8%
Carine L. Jean-Claude (4)		$700,000	$850,000	21%
Michael J. Long (5)		$6,000,000	$3,000,000	-50%
Kirk D. Schell (6)	$	n/a	$1,500,000	0%

(1)	For 2023, Mr. Kerins’ award was increased to reflect his promotion to President and CEO consistent with market and peer practices. For 2022, Mr. Kerins’ award value reflects his annual LTIP award on February 16, 2022 and an additional award granted on June 1, 2022 to align his total LTIP award value closer to market and peer practices for his role as President and CEO.
(2)	Mr. Agrawal joined the Company on September 6, 2022, and he did not receive an annual long-term incentive award in 2022.
(3)	For 2023, Ms. Russell’s annual long-term incentive award increased effective February 15, 2023, as a result of the Compensation Committee’s annual review, as described above.
(4)	For 2023, Ms. Jean-Claude’s annual long-term incentive award increased effective February 15, 2023, as a result of the Compensation Committee’s annual review, as described above.

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(5)	For 2023, Mr. Long’s award was reduced based on his role as Executive Chair consistent with market and peer practices.
(6)	Mr. Schell joined the Company on May 12, 2022, and he did not receive an annual long-term incentive award in 2022.

The 2023 LTIP awards were granted as follows:

Name	PSUs	RSUs
Sean J. Kerins	16,083	16,082
Rajesh K. Agrawal	8,845	8,846
Gretchen K. Zech	6,031	6,031
Kristin D. Russell	5,227	5,227
Carine L. Jean-Claude	3,417	3,418
Michael J. Long	—	24,124
Kirk D. Schell	6,031	6,031

A Closer Look at PSUs: 2023 Grants

The 2023 PSU awards are tied to Arrow’s three-year (2023-2025) EPS growth as compared to the EPS growth of Arrow’s Peer Group (see the “The Role of Peer Companies” section below in this CD&A) and Arrow’s three - year average ROIC in excess of its three-year WACC. The calculation of WACC is defined as the sum of the after-tax cost of each capital component times its weight. The Compensation Committee chose these performance metrics and the range of payouts in order to reward participants for successfully balancing profit maximization and the efficient use of capital, both key drivers in creating shareholder value.

The Compensation Committee established the PSU performance goals to encourage strong, focused performance. Given the economic and market conditions at the time the targets were set, the target payout levels were designed to be challenging but achievable, while payouts at the maximum levels were designed to be stretch goals.

The three-year Relative EPS Growth metric is weighted at 60%, and the three-year average ROIC minus three- year WACC metric is weighted at 40%. At the end of the performance period, the Compensation Committee reviews the outcome of the payout within the context of the Company’s overall performance during the period, including an evaluation of the underlying metrics, and may implement a downward adjustment to the payout if the Compensation Committee concludes that an adjustment would be appropriate to align pay outcomes with performance.

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Performance Stock Unit Payout Matrix (January 1, 2023 - December 31, 2025)

(1)	There will be no payout if ROIC minus WACC is less than zero, except when determined otherwise in the Compensation Committee’s discretion.
(2)	The nine companies comprising the Peer Group are Avnet, Inc., CDW Corporation, Celestica Inc., Flex Ltd., Hewlett Packard Enterprise Company, HP Inc., Jabil Inc., TD SYNNEX Corporation, and Wesco International, Inc.

Provided the Company achieves a non-GAAP net income of greater than zero during the grant year, participants may earn up to 185% of their targeted PSUs based on performance against the pre-established performance goals, subject to the individual’s continued employment through the applicable vesting date and any rights provided under the applicable award agreement, Severance Policy (as defined below), and Participation Agreements (as defined below).

Performance Payout for 2021 PSU Grants (January 1, 2021 – December 31, 2023)

Three-year average ROIC in excess of three-year WACC (40%). Results are measured at the end of the three - year performance period against Arrow’s internal target, which was set to exceed Arrow’s three-year WACC by 1.5% (as shown in the table below) and is based on an enduring value creation standard.

Three-year Relative EPS Growth (60%). Results are measured by the change in Arrow’s EPS during the performance cycle as compared to the companies in the Peer Group and the relative ranking determines the payout as a percentage of target as shown in the table below.

The performance period for the PSUs granted in 2021 was January 1, 2021, to December 31, 2023. The payout level was approved by the Compensation Committee in February 2024. The Company determined its EPS growth ranked fifth among the reporting companies (a weighted result of 60%). The Company’s average ROIC exceeded its WACC by 7.93% during the same period (a weighted result of 80%). As a result, in February 2024, the PSUs granted in 2021 vested at 140% of the target number of PSUs.

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Performance Stock Unit Payout Matrix (January 1, 2021 - December 31, 2023)

(1)	There will be no payout if ROIC minus WACC is less than zero, except when determined otherwise in the Compensation Committee’s discretion.
(2)	The nine companies comprising the Peer Group are Avnet, Inc., CDW Corporation, Celestica Inc., Flex Ltd., Hewlett Packard Enterprise Company, HP Inc., Jabil Inc., TD SYNNEX Corporation, and Wesco International, Inc.

Restricted Stock Units

Grants of RSUs represent 50% of the LTIP value for the participating NEOs and vest in 25% increments on each of the first four anniversaries of the grant date, contingent upon the Company achieving positive net income in the fiscal year of the initial grant and subject to the individual’s continued employment through the applicable vesting date and any rights provided under the applicable award agreement, Severance Policy (as defined below), and Participation Agreements (as defined below). RSUs are intended to provide the NEOs with the economic equivalent of a direct ownership interest in the Company during the vesting period and provide the Company with significant retention security.

THE COMPANY’S DECISION-MAKING PROCESS

The Role of the Compensation Committee

The Compensation Committee is comprised of independent, non-employee directors. The Compensation Committee works very closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Compensation Committee’s authority and responsibilities are specified in its charter, a copy of which is available under “Governance Documents” at the “Leadership and Governance” sub-link of the Investor Relations drop-down menu on investor.arrow.com.

The Compensation Committee is responsible for developing and reviewing Arrow’s executive compensation philosophy. It implements that philosophy through compensation programs and plans designed to further Arrow’s strategy, drive long-term profitable growth, and increase shareholder value. The Compensation Committee reviews and approves the corporate goals and objectives relevant to executive compensation and, subject to review and ratification by the other non-employee directors, reviews and approves the compensation and benefits for the CEO. In making its decisions, the Compensation Committee reviews the performance of each of the NEOs and the Company as a whole. It considers the compensation of other Company executives, levels of responsibility, prior experience, breadth of knowledge, job performance, and benchmarking data in reviewing target total compensation levels.

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The Compensation Committee considers performance reviews prepared by the CEO for his direct reports and conducts its own performance review of the CEO. The Compensation Committee reviews the Company’s performance on the metrics relevant to the execution of its strategy and evaluates the performance of the CEO in light of that execution. The Compensation Committee evaluates the compensation of the CEO in an executive session without the CEO present, and then the Compensation Committee recommends the CEO’s compensation to the Board for ratification. For NEOs other than the CEO, the Compensation Committee’s review includes input provided by the CEO; however, all decisions regarding NEO compensation are ultimately made by the Compensation Committee (subject to ratification by the Board in the case of the CEO’s compensation).

The Role of Management

Compensation Committee meetings are regularly attended by the Company’s CEO, the Chief Governance, Sustainability, and Human Resources Officer, the Chief Financial Officer, and the Chief Legal Officer. Each of the management attendees provides the Compensation Committee with his or her specific expertise and the business and financial context deemed necessary to understand and properly target financial and performance metrics. None of the members of management are present during the Compensation Committee’s deliberations regarding their own compensation, but the Company’s independent compensation consultant, Pearl Meyer, may participate in those discussions. For NEOs other than the CEO, the Compensation Committee considers, among other things, the input provided by the CEO.

The Role of the Independent Compensation Consultant

The Compensation Committee has selected and engaged Pearl Meyer as its independent compensation consultant to provide the Compensation Committee with expertise on various compensation matters, including competitive practices, market trends, and specific program design. Additionally, Pearl Meyer provides the Compensation Committee with competitive data regarding market compensation levels at the 25th, 50th, and 75th percentiles for total compensation and each major compensation element.

Pearl Meyer reports to the Compensation Committee and, other than advising the Corporate Governance Committee on non-employee director compensation, does not provide any other services to the Company or its management. The Compensation Committee annually assesses compensation advisors' independence and potential conflicts of interest in accordance with applicable law and NYSE listing standards. Based on its assessment, the Compensation Committee determined that Pearl Meyer’s services have not raised any conflicts of interest.

The Role of Peer Companies

While the Compensation Committee believes targeting TDC around the market median is appropriate, target TDC levels can range from below-to above-market based on factors such as experience and performance of the individual and the Company or applicable business unit over time. For Arrow’s annual competitive benchmarking study, Pearl Meyer reviews compensation data of the Peer Group, as well as general industry survey data published by third parties.

The Compensation Committee evaluates the appropriateness of each NEO’s compensation based on factors such as Company and business unit performance, job scope, individual performance, time in position, and alignment with comparable positions at companies in the Peer Group. To the extent the Compensation Committee deems that the compensation level associated with a NEO’s position versus the market (one measure of which is the Peer Group) is not aligned with the relevant factors, the Compensation Committee may choose to modify one or more of the NEO’s compensation components.

With input from its independent compensation consultant, the Compensation Committee annually reviews and approves the compensation Peer Group to evaluate whether it continues to meet the Company’s objectives, based on the process set forth below under “Peer Group Selection Process.” Based on the Compensation

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Committee’s review during 2022, no changes were made to the Peer Group for 2023 as the peer group continues to be viewed as appropriately aligned with Arrow’s business and the factors set forth below.

Peer Group Selection Process

Set an initial list of companies	Screened initial list with established criteria	Performed a robust analytical review that considered:

> Other technology distributors > GICS code to determine industry relevance > Use of capital > Geographic footprint	> Industry similarity > Peer similarity > Size similarity > Business model alignment	> Market cap > Revenue > Market cap to revenue ratio > Return on invested capital > Gross margin > Dividend yield > Total shareholder return

2023 PEER GROUP (the “Peer Group”)
> Avnet, Inc.	> Flex, Ltd.	> Jabil Inc.
> CDW Corp.	> HP Enterprise Co.	> TD SYNNEX Corp.
> Celestica Inc.	> HP Inc.	> WESCO International Inc.

2023 Peer Group Data (Millions)
Percentile	Revenue (1)	Market Cap
25th	23,192	7,154
Median	29,261	11,422
75th	33,367	20,648
Arrow	33,107	6,578
Percentile Rank	67%	22%

(1)	Trailing Twelve Months. Source: Company reports and S&P Capital IQ market data.

The Compensation Committee also reviews other benchmarking data of companies outside of the Peer Group when deemed necessary and appropriate. This data can cover a variety of areas, such as equity vesting practices, the prevalence of performance metrics among peer companies, types of equity vehicles used by peer companies, severance practices, equity burn rates, and any other market data the Compensation Committee believes it needs to consider when evaluating the Company’s executive compensation program.

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OTHER PRACTICES, POLICIES, AND GUIDELINES

Stock Ownership Requirements

The Compensation Committee recognizes the importance of equity ownership by delivering a majority of the NEOs’ total compensation in the form of equity. To further align the interests of the Company’s executives with those of shareholders, the Company requires its NEOs to hold specified amounts of Arrow equity as summarized below:

Position	Ownership Requirement
CEO	5x base salary
Other NEOs	3x base salary

If the ownership requirement has not been met by the fifth anniversary of the date the NEO became subject to the ownership requirement multiple, then 100% of net shares acquired annually from employee equity awards must be retained until the requirements are met. Shares that count towards the ownership requirement include shares owned and vested and unvested RSUs. Non-Qualified Stock Options, whether vested or unvested, and unvested PSUs do not count towards the ownership requirement. As of the Record Date, all NEOs currently meet the stock ownership requirements.

Clawback Policies

The Board believes that it is in the Company’s and its shareholders’ best interests to create and maintain a culture that emphasizes integrity and accountability and reinforces the Company’s pay-for-performance compensation philosophy.

The Board has (i) adopted a new clawback policy structured to comply with the NYSE listing standards (the “Dodd-Frank Compensation Clawback Policy”) and (ii) retained the Company’s existing clawback policy applicable to executive officers (amended to prevent duplication of any recoveries required under the Dodd - Frank Compensation Clawback Policy) and other members of senior management not otherwise subject to the Dodd-Frank Compensation Clawback Policy (the “Incentive Compensation Clawback Policy”).

The Company will continue to monitor its clawback policies to evaluate whether they remain consistent with applicable laws and update them as deemed necessary.

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Dodd-Frank Compensation Clawback Policy

The Dodd-Frank Compensation Clawback Policy applies to the Company’s Chief Executive Officer; Chief Financial Officer; Chief Accounting Officer; President, Global Enterprise Computing Solutions; President, Global Components; Chief Governance, Sustainability, and Human Resources Officer; and Chief Legal Officer and Secretary (for purposes of this section, “executive officers”).

The Dodd-Frank Compensation Clawback Policy provides that in the event of an accounting restatement that either (a) results from material noncompliance with financial reporting requirements under federal securities laws (commonly referred to as a “Big R” restatement) or (b) would result in a material misstatement if the error was corrected or left uncorrected in the current period (commonly referred to as a “little r” restatement, and together with a “Big R” restatement, a “Restatement”), the Company must recoup all incentive-based compensation (on a pre-tax basis) received by executive officers at any time employed in the applicable performance period in excess of the amount that would have otherwise been received if the calculation were based on those results in the Restatement. The recoupment period covers the three completed fiscal years immediately preceding the date on which the Company is required to prepare the Restatement.

Additionally, the Dodd-Frank Compensation Clawback Policy prohibits the Company from indemnifying or reimbursing the covered employee for any loss under the Dodd-Frank Compensation Clawback Policy.

Incentive Compensation Clawback Policy

The Incentive Compensation Clawback Policy is additive, and not duplicative, of the Dodd-Frank Compensation Clawback Policy. The Incentive Compensation Clawback Policy permits the Company, acting through its Compensation Committee, to recoup specific executive compensation from its executive officers (without duplication of any recoupment under the Dodd-Frank Compensation Clawback Policy), vice-president managers, and other members of senior management, in the event of (i) a Restatement or (ii) an executive’s involvement in specified misconduct under the Incentive Compensation Clawback Policy (“Misconduct”).

In the event of a Restatement, the Compensation Committee may require an employee to reimburse the Company or to forfeit any excess incentive compensation (which could include PSUs and RSUs under the LTIP) received by the employee during the three completed fiscal years immediately preceding the date on which the Company is required to prepare a Restatement. In the event of Misconduct, the Compensation Committee may require an employee to reimburse the Company or to forfeit any and all incentive compensation if the Misconduct occurred during any of the three fiscal years preceding the grant, payment, vesting, or settlement of the incentive compensation.

Consistent with the Dodd-Frank Compensation Clawback Policy, the Incentive Compensation Clawback Policy prohibits the Company from indemnifying or reimbursing the covered employee for any loss under the Incentive Compensation Clawback Policy.

Insider Trading Policy

The Company believes that it is essential to (i) prevent insider trading, (ii) prevent the appearance of insider trading, (iii) prevent the misuse of insider information, and (iv) protect the Company’s reputation for integrity and ethical conduct.

The Company’s insider trading policy prohibits directors and all other employees from transacting in the Company securities while aware of material nonpublic information. Specific individuals who are at a greater risk of possessing material nonpublic information, including directors and executive leadership, are restricted to transacting in Company securities only during open trading windows, with certain exceptions for, among other things, scheduled trades under a contract, instruction, or plan intended to satisfy the conditions of Exchange Act Rule 10b5-1(c) (a “10b5-1 plan”), vesting of stock, transactions resulting from domestic-relations orders, and surrender or withholding of shares to satisfy taxes.

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The Company’s open trading windows commence on the opening of the market on the first day after the filing with the SEC of the Company’s Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable, until the close of the market on the fifteenth calendar day prior to the last day of the then-current quarter. The Chief Legal Officer may also impose special trading blackout periods due to the occurrence of material developments known to the Company but not yet publicly disclosed.

Under the insider-trading policy, directors and executive leadership must also preclear their trades (unless done under an existing 10b5-1 plan) or the adoption or modifications of any 10b5-1 plans with the Company’s Chief Legal Officer.

In 2023, the Company updated its Insider Trading Policy to implement the mandatory cooling-off periods required by the new SEC rules for first trades made under 10b5-1 plans. The Company implemented the longer cooling-off period required by the SEC for officers and directors to apply to all Arrow employees. The Company also updated the Insider Trading Policy to treat gifts of Arrow securities as covered transactions and prohibit insiders’ use of overlapping 10b5-1 plans (except for the purpose of selling Arrow securities to satisfy tax withholding obligations arising from the vesting of certain equity awards).

Anti-Hedging and Anti-Pledging Policy

The Company’s anti-hedging and anti-pledging policy provides that directors, executive officers, and other corporate officers and senior executives may not directly or indirectly engage in transactions that would have the effect of reducing the economic risk of holding the Company’s securities. The Company’s policy prohibits covered individuals from engaging in certain derivatives transactions in the Company’s securities, such as options, puts, calls, or similar instruments; prepared variable forward contracts; equity swaps or other equity derivatives; zero cost dollars; exchange funds or “swap funds,” “spread betting” transactions (i.e., transactions speculating on share price movement) or other speculative transactions; and participation in certain pooled investment partnerships. The policy also prohibits the pledging of Company securities or the holding of Company securities in margin accounts since securities held in a margin account may be sold by the broker without the customer’s consent if the customer fails to meet a margin call, and any such margin sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in Company securities. The policy is reviewed annually and, if needed, updated by the Compensation Committee. A copy of the policy is available under “Governance Documents” at the “Leadership and Governance” sub-link of the Investor Relations drop-down menu on investor.arrow.com.

Severance Policy and Change in Control Agreements

The Company has a policy for severance (“Severance Policy”) and a change in control retention agreement (“Change in Control Retention Agreement”) for its executives. In connection with his departure, Mr. Schell became eligible for separation benefits under the Severance Policy based on his termination without cause. The Severance Policy and Change in Control Retention Agreements, including a quantification of the benefits that Mr. Schell received in connection with his termination, are described in detail in the heading “Agreements and Potential Payouts upon Termination or Change in Control.”

Retirement Programs and Other Benefits

In keeping with its total compensation philosophy and in light of the need to provide a comprehensive compensation and benefits package that is competitive within the industry, the Compensation Committee believes that the retirement and other benefit programs discussed below are critical elements of the compensation package made available to the NEOs.

Qualified Plans

The NEOs participate in the Arrow Electronics, Inc. 401(k) Savings Plan, which is available to all Arrow’s U.S. employees. Company contributions to the Arrow Electronics, Inc. 401(k) Savings Plan on behalf of the NEOs are included under “All Other Compensation” in the table labeled “2023 Summary Compensation Table,” and

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specified under the column “401(k) Plan Company Contribution” in the table labeled “All Other Compensation — Detail.”

Supplemental Executive Retirement Plan (“SERP”)

The Company maintains the SERP, a non-qualified, unfunded retirement plan in which all NEOs employed by the Company as of December 31, 2023 participated, the details of which are discussed under the heading “Supplemental Executive Retirement Plan.”

Management Insurance Program

Executives, including the NEOs, participate in Arrow’s Management Insurance Program (“MIP”). The Board determines participant eligibility, and each NEO employed by the Company as of December 31, 2023, participates in the MIP. In the event of the death of a participating executive, the Company provides an after - tax death benefit to the executive’s named beneficiary equal to four times the executive’s annual target cash compensation (after giving effect to a tax assistance benefit included in the program). The benefit generally ends upon separation from service. However, the MIP benefit is extended until the first day of the seventh month following separation from service in the event the participating executive’s actual commencement of benefit payments under the SERP is delayed pursuant to Section 409A of the Internal Revenue Code since no SERP benefit is payable if a participant dies prior to commencement of benefit payments.

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COMPENSATION COMMITTEE REPORT

The substantive discussion of the material elements of all of the Company’s executive compensation programs and the determinations by the Compensation Committee with respect to compensation and executive performance for 2023 are contained in the CD&A above. The Compensation Committee has reviewed and discussed the CD&A with the Company’s management. In reliance on these reviews and discussions, the Compensation Committee recommended to the Board that the CD&A be included in the definitive Proxy Statement on Schedule 14A for Arrow’s 2024 Annual Meeting for filing with the SEC and be incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Gerry P. Smith, Chair

William F. Austen

Fabian T. Garcia

Andrew C. Kerin

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COMPENSATION OF THE
NAMED EXECUTIVE OFFICERS

2023 SUMMARY COMPENSATION TABLE

The following table provides certain summary information concerning the compensation of the NEOs.

						Change in
						Pension			Total
					Non-Equity	Value &			Without
				Stock	Incentive	NQDC	All Other		Change in
		Salary	Bonus	Awards	Compensation	Earnings	Compensation	Total	Pension
Name	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)	Value ($)(5)
Sean J. Kerins	2023	1,000,000	—	4,000,040	1,360,200	2,517,506	14,068	8,891,814	6,374,308
President and Chief Executive Officer	2022	895,833	—	3,500,063	2,514,584	533,030	34,715	7,478,225	6,945,195
	2021	750,000	—	2,300,083	1,275,000	1,027,429	16,654	5,369,166	4,341,737
Rajesh K. Agrawal	2023	700,000	—	2,200,053	476,070	370,369	13,200	3,759,692	3,389,323
Senior Vice President, Chief Financial Officer	2022	226,155	—	4,000,087	1,190,000	—	—	5,416,242	5,416,242
Gretchen K. Zech	2023	675,000	—	1,500,030	459,068	971,404	16,700	3,622,202	2,650,798
Senior Vice President, Chief Governance,	2022	658,333	—	1,500,092	1,133,334	—	14,400	3,306,159	3,306,159
Sustainability, and Human Resources Officer	2021	500,000	—	1,300,061	850,000	373,549	11,922	3,035,532	2,661,983
Kristin D. Russell	2023	550,000	—	1,300,060	374,055	368,525	17,954	2,610,594	2,242,069
President, Enterprise Computing Solutions									—
Carine L. Jean-Claude	2023	450,000	—	850,000	306,045	—	16,700	1,622,745	1,622,745
Senior Vice President, Chief Legal Officer and Secretary									—
Michael J. Long	2023	511,539	—	3,000,061	693,158	1,024,122	155,808	5,384,688	4,360,566
Former Executive Chair of the Board	2022	1,133,333	—	6,000,112	4,235,834	—	180,743	11,550,022	11,550,022
	2021	1,320,000	—	6,000,028	5,406,000	—	154,810	12,880,838	12,880,838
Kirk D. Schell	2023	333,333	—	1,500,030	—	—	516,688	2,350,051	2,350,051
Former President, Global Components	2022	333,333	—	2,500,075	566,666	—	101,683	3,501,757	3,501,757

(1)	Amounts shown under the heading “Stock Awards” reflect the aggregate grant date fair values of such awards computed in accordance with FASB ASC Topic 718, excluding estimates of forfeitures. For stock awards subject to performance conditions, such awards are computed based upon the probable outcome of the performance conditions as of the grant date. Assuming the maximum performance is achieved for stock awards that are subject to performance conditions, amounts shown under this heading for the NEOs would be as follows: Mr. Kerins, $5,700,109; Mr. Agrawal, $3,135,022; Ms. Zech, $2,137,543; Ms. Russell, $1,852,585; Ms. Jean-Claude, $1,211,198; Mr. Long, $3,000,061, and Mr. Schell, $2,137,543. Additional information on methodologies and assumptions made when calculating the grant date fair value of our stock awards is found in Note 12 to the Company’s Consolidated Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2023.
(2)	The amounts shown under “Non-Equity Incentive Compensation” are the actual amounts paid for the achievement of both the financial and strategic goals related to the NEO’s annual cash incentive award.
(3)	The amounts shown under the column “Change in Pension Value & NQDC Earnings” reflect the year-to-year change in the present value of each NEO’s accumulated pension plan benefit as discussed under the heading “Supplemental Executive Retirement Plan.”
(4)	See the All Other Compensation — Detail table below.
(5)	The Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for the applicable year. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. The change in pension value is subject to many external variables, such as interest rates, assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that are not related to the Company’s performance and are outside the control of the Compensation Committee.

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ALL OTHER COMPENSATION — DETAIL

From the table labeled “2023 Summary Compensation Table,” this table further sets forth the individual elements comprising each NEO’s 2023 “All Other Compensation.”

	Other	401(k) Plan Company	Total
Name	($)	Contribution ($)	($)
Sean J. Kerins	868	13,200	14,068
Rajesh K. Agrawal	—	13,200	13,200
Gretchen K. Zech	3,500	13,200	16,700
Kristin D. Russell	4,754	13,200	17,954
Carine L. Jean-Claude	3,500	13,200	16,700
Michael J. Long (1)	142,608	13,200	155,808
Kirk D. Schell (2)	503,488	13,200	516,688

(1)	This amount represents (i) Arrow’s contributions to Mr. Long’s account under the Arrow Electronics, Inc. 401(k) Savings Plan in the amount of $13,200 and (ii) personal air travel expenses in the amount of $142,608, which represent the incremental cost to Arrow for Mr. Long’s personal use of Arrow’s fractionally-owned aircraft based on hourly flight charges and other variable costs incurred by Arrow for such use, including, without limitation, variable fuel charges, departure fees, and landing fees.
(2)	This amount represents (i) Arrow’s contributions to Mr. Schell’s account under the Arrow Electronics, Inc. 401(k) Savings Plan in the amount of $13,200 (where the Company match is subject to a service requirement); (ii) cash severance in the amount of $166,667, an additional severance payment, determined based on the Company’s achievement of the financial targets for the full fiscal year and the strategic performance goals achieved through the date of his separation in the amount of $304,090, and a severance benefits subsidy in the amount of $30,998; and (iii) a sales recognition event.

For perquisite disclosure purposes, we determine the aggregate incremental cost to the Company of the NEOs' personal flights on our fractionally-owned aircraft by calculating the average variable aircraft operating costs per hour for the aircraft, which includes the hourly rate, fuel, landing fees, trip-related repairs and maintenance, catering, and other miscellaneous expenses. The fractional program operator's monthly overhead and fixed cost fee are excluded from the calculation. The calculated average variable operating cost per hour is multiplied by the total number of personal flight hours for each NEO. Occasionally, a spouse or other guest may accompany NEOs on corporate aircraft when the aircraft is already scheduled for business purposes and can accommodate additional passengers. In those cases, there is no aggregate incremental cost to the Company, and, as a result, no amount is reflected in the “2023 Summary Compensation Table.” The value of the personal use of a fractionally-owned or chartered corporate aircraft by our NEOs or their guests is included in their personal income in accordance with applicable tax regulations. As noted in the table titled All Other Compensation – Detail above, Mr. Long is the only NEO who used Arrow’s fractionally-owned aircraft in 2023.

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2023 GRANTS OF PLAN-BASED AWARDS

The following table provides information regarding the annual cash incentives, PSUs, and RSUs awarded in 2023. No stock options were granted in 2023.

Grants of Plan-Based Awards
									All Other	All Other		Grant
									Stock	Option		Date
									Awards:	Awards:	Exercise	Fair Value
			Estimated Possible Payouts Under			Estimated Future Payouts			Number	Number of	or Base	of Stock
			Non-Equity Incentive Plan			Under Equity Incentive Plan			of Shares	Securities	Price of	and
			Awards (1)			Awards (2)			of Stock	Underlying	Option	Option
		Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Grant Date	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	(#)	($/Sh)	($)(4)
Sean J. Kerins	2023		800,000	2,000,000	3,400,000	—	—	—	—	—	—	—
	2/15/2023		—	—	—	3,217	16,083	29,754	—	—	—	2,000,082
	2/15/2023		—	—	—	—	—	—	16,082	—	—	1,999,958
Rajesh K. Agrawal	2023		280,000	700,000	1,190,000	—	—	—	—	—	—	—
	2/15/2023		—	—	—	1,769	8,845	16,363	—	—	—	1,099,964
	2/15/2023		—	—	—	—	—	—	8,846	—	—	1,100,089
Gretchen K. Zech	2023		270,000	675,000	1,147,500	—	—	—	—	—	—	—
	2/15/2023		—	—	—	1,206	6,031	11,157	—	—	—	750,015
	2/15/2023		—	—	—	—	—	—	6,031	—	—	750,015
Kristin D. Russell	2023		220,000	550,000	935,000	—	—	—	—	—	—	—
	2/15/2023		—	—	—	1,045	5,227	9,670	—	—	—	650,030
	2/15/2023		—	—	—	—	—	—	5,227	—	—	650,030
Carine L. Jean - Claude	2023		180,000	450,000	765,000	—	—	—	—	—	—	—
	2/15/2023		—	—	—	683	3,417	6,321	—	—	—	424,938
	2/15/2023		—	—	—	—	—	—	3,418	—	—	425,062
Michael J. Long (5)	2023		800,000	2,000,000	3,400,000	—	—	—	—	—	—	—
	2/15/2023		—	—	—	—	—	—	—	—	—	—
	2/15/2023		—	—	—	—	—	—	24,124	—	—	3,000,061
Kirk D. Schell	2023		200,000	500,000	850,000	—	—	—	—	—	—	—
	2/15/2023		—	—	—	1,206	6,031	11,157	—	—	—	750,015
	2/15/2023		—	—	—	—	—	—	6,031	—	—	750,015

(1)	The amounts reported above assume that the performance standard achieved is at threshold, target, or maximum for the financial performance metric and each strategic performance metric; see the “Annual Cash Incentives” section in the CD&A for more information.
(2)	These columns indicate the potential number of units that will be earned based on each of the NEO’s PSU awards granted in 2023. Assuming a payout greater than zero units, the threshold unit payout begins at 20% of the target number of units and up to a maximum payout of 185% of the target number of units. The grant amount is equal to the target amount at achievement of 100%. PSUs vest, if at all, depending on whether vesting conditions are met after the end of the three-year performance period and after the Compensation Committee determines the attainment level. For more information, please see the “Long-Term Incentive Awards” section in the CD&A for more information.
(3)	This column reflects the number of RSUs granted in 2023. RSUs vest in 25% annual increments on the first through fourth anniversaries of the grant date. Please see the “Long-Term Incentive Awards” section in the CD&A for more information.
(4)	Grant date fair values for RSUs and PSUs are calculated in accordance with FASB ASC Topic 718, reflecting the number of shares awarded (at target for the PSUs) multiplied by the grant date closing market price of Arrow common stock. Additional information on methodologies and assumptions made when calculating the grant date fair value of our stock awards is found in Note 12 to the Company’s Consolidated Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2023.

(5)	Mr. Long’s annual cash incentive target above represents his opportunity at the beginning of 2023. His actual payout was prorated for his period of service from January 1, 2023 to July 5, 2023 and determined based on the Company’s achievement of the relevant performance goals.

70

2024 ANNUAL
PROXY STATEMENT

2023 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below titled “2023 Outstanding Equity Awards at Fiscal Year-End” shows: (i) the number of outstanding stock option awards that are vested and unvested as of December 31, 2023; (ii) the exercise price and expiration date of those options; (iii) the aggregate number and value of all unvested RSUs as of December 31, 2023; and (iv) the aggregate number and value of all PSUs as of December 31, 2023, granted under a performance plan whose performance period has not yet been completed.

The values ascribed to the awards in the table below may or may not be realized by their recipients, depending on the share prices at the time of vesting or exercise and the achievement of the metrics upon which the PSUs depend. The award values are based on the closing price of the Company’s common stock on December 29, 2023, which was $122.25. For each NEO, the fair value of stock awards and stock option awards at the date of grant, based upon the probable outcome of performance conditions, if applicable, is included in the “2023 Summary Compensation Table” above. For additional information regarding the impact of a change in control of the Company on equity awards, see under the heading below entitled “Performance Stock Unit, Restricted Stock Unit, and Non-Qualified Stock Option Award Agreements.”

2023 Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
									Equity		Equity Incentive
									Incentive		Plan Awards:
								Market	Plan Awards;		Market or
								Value of	Number of		Payout Value
		Number of	Number of				Number of	Shares or	Unearned		of Unearned
		Securities	Securities				Shares or	Units of	Shares, Units		Shares, Units
		Underlying	Underlying				Units of	Stock Held	or Other		or Other
		Unexercised	Unexercised	Option	Option	Stock	Stock Held	That Have	Rights That		Rights That
	Option	Options –	Options –	Exercise	Expiration	Award	That Have	Not Yet	Have Not		Have Not Yet
	Grant	Exercisable	Unexercisable	Price	Date	Grant	Not Vested	Vested	Yet Vested		Vested
Name	Date(1)	(#)(1)	(#)(1)	($)(1)	(1)	Date	(#)(2)	($)(2)	(#)(3)		($)(3)
Sean J. Kerins	02/17/2015	11,783	—	62.13	02/16/2025	—	—	—	—		—
	02/23/2016	14,880	—	56.43	02/22/2026	—	—	—	—		—
	02/21/2017	14,370	—	73.86	02/19/2027	—	—	—	—		—
	02/20/2018	14,054	—	81.95	02/18/2028	—	—	—	—		—
	02/19/2019	16,538	—	81.05	02/16/2029	—	—	—	—		—
	02/19/2020	13,659	4,552	79.22	02/19/2030	02/19/2020	1,183	144,622	—		—
		—	—	—	—	02/17/2021	5,398	659,906	—		—
		—	—	—	—	02/16/2022	6,753	825,554	—		—
		—	—	—	—	06/01/2022	3,754	458,927	—		—
		—	—	—	—	02/15/2023	16,082	1,966,025	—		—
		—	—	—	—	02/17/2021	—	—	10,798	(4)	1,320,056
		—	—	—	—	02/16/2022	—	—	9,006	(5)	1,100,984
		—	—	—	—	06/01/2022	—	—	5,007	(6)	612,106
		—	—	—	—	02/15/2023	—	—	16,083	(7)	1,966,147
Rajesh K. Agrawal		—	—	—	—	09/14/2022	30,267	3,700,141	—		—
		—	—	—	—	02/15/2023	8,846	1,081,424	—		—
		—	—	—	—	02/15/2023	—	—	8,845	(7)	1,081,301
Gretchen K. Zech	02/21/2017	2,936	—	73.86	02/19/2027	—	—	—	—		—
	02/20/2018	10,810	—	81.95	02/18/2028	—	—	—	—		—
	02/19/2019	14,331	—	81.05	02/16/2029	—	—	—	—		—
	02/19/2020	11,839	3,946	79.22	02/19/2030	02/19/2020	1,025	125,306	—		—
		—	—	—	—	02/17/2021	3,051	372,985	—		—
		—	—	—	—	02/16/2022	4,405	538,511	—		—
		—	—	—	—	02/15/2023	6,031	737,290
		—	—	—	—	02/17/2021	—	—	6,103	(4)	746,092
		—	—	—	—	02/16/2022	—	—	5,873	(5)	717,974
		—	—	—	—	02/15/2023	—	—	6,031	(7)	737,290
Kristin D. Russell	02/19/2020	—	1,821	79.22	02/19/2030	02/19/2020	473	57,824	—		—
		—	—	—	—	02/17/2021	2,347	286,921	—		—
		—	—	—	—	02/16/2022	3,524	430,809	—		—
		—	—	—	—	02/15/2023	5,227	639,001	—		—
		—	—	—	—	02/17/2021	—	—	4,694	(4)	573,842
		—	—	—	—	02/16/2022	—	—	4,699	(5)	574,453
		—	—	—	—	02/15/2023	—	—	5,227	(7)	639,001

71

2024 ANNUAL
PROXY STATEMENT

2023 Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
										Equity		Equity Incentive
										Incentive		Plan Awards:
									Market	Plan Awards;		Market or
									Value of	Number of		Payout Value
		Number of	Number of				Number of		Shares or	Unearned		of Unearned
		Securities	Securities				Shares or		Units of	Shares, Units		Shares, Units
		Underlying	Underlying				Units of		Stock Held	or Other		or Other
		Unexercised	Unexercised	Option	Option	Stock	Stock Held		That Have	Rights That		Rights That
	Option	Options –	Options –	Exercise	Expiration	Award	That Have		Not Yet	Have Not		Have Not Yet
	Grant	Exercisable	Unexercisable	Price	Date	Grant	Not Vested		Vested	Yet Vested		Vested
Name	Date(1)	(#)(1)	(#)(1)	($)(1)	(1)	Date	(#)(2)		($)(2)	(#)(3)		($)(3)
Carine L. Jean - Claude	02/21/2017	2,187	—	73.86	02/19/2027	—	—		—	—		—
	02/20/2018	1,891	—	81.95	02/18/2028	—	—		—	—		—
	02/19/2019	2,204	—	81.05	02/16/2029	—	—		—	—		—
	02/19/2020	1,367	455	79.22	02/19/2030	02/19/2020	118		14,426	—		—
		—	—	—	—	02/17/2021	328		40,098	—		—
		—	—	—	—	02/16/2022	2,055		251,224	—		—
		—	—	—	—	02/15/2023	3,418		417,851
		—	—	—	—	02/17/2021	—		—	657	(4)	80,318
		—	—	—	—	02/16/2022	—		—	2,741	(5)	335,087
		—	—	—	—	02/15/2023	—		—	3,417	(7)	417,728
Michael J. Long (8)		—	—	—	—	02/19/2020	4,733		578,609	—		—
		—	—	—	—	02/17/2021	14,082		1,721,525	—		—
		—	—	—	—	02/16/2022	17,619		2,153,923	—		—
		—	—	—	—	02/15/2023	24,124		2,949,159	—		—
		—	—	—	—	02/17/2021	—		—	28,167	(4)	3,443,416
		—	—	—	—	02/16/2022	—		—	23,493	(5)	2,872,019
Kirk D. Schell (9)		—	—	—	—	05/11/2022	13,518	(10)	1,652,576	—		—
		—	—	—	—	02/15/2023	6,031		737,290	—		—
		—	—	—	—	02/15/2023	—		—	6,031	(7)	737,290

(1)	These columns reflect the grant date, number of options exercisable and unexercisable, exercise price, and expiration date for all stock options under each award. All of the awards were issued under the Company's LTIP. Accordingly, all stock options: (a) have an exercise price equal to the closing market price of the Company’s common stock on the grant date; (b) vest in four equal amounts on the first, second, third, and fourth anniversaries of the grant date; and (c) expire ten years after the grant date.
(2)	These columns reflect the number of unvested RSUs held by each NEO under each award and the associated value. The dollar value of those units is calculated using the closing market price of the Company’s common stock on December 29, 2023. Except as otherwise noted, the RSUs reported in this column vest in four equal amounts on the grant date's first, second, third, and fourth anniversaries.
(3)	These columns show the number of shares of Arrow common stock each NEO would receive under each grant of PSUs, assuming that the performance criteria achievement is 100%. The dollar value of those stock units is calculated using the closing market price of the Company’s common stock on December 29, 2023. PSUs vest, if at all, depending on whether vesting conditions are met after the end of the three-year performance period and after the Compensation Committee determines the attainment level.
(4)	These PSUs were awarded on February 17, 2021, and vest upon the Compensation Committee’s certification of our Company’s cumulative achievement of specific three-year EPS growth goals compared to the EPS growth of Arrow’s Peer Group and Arrow’s three-year average ROIC in excess of its three-year WACC over the 2021 to 2023 performance period. Due to the cumulative goals, the amounts reported in this column are based on target achievement of the applicable performance goals.
(5)	These PSUs were awarded on February 16, 2022, and vest upon the Compensation Committee’s certification of our Company’s cumulative achievement of specific three-year EPS growth goals compared to the EPS growth of Arrow’s Peer Group and Arrow’s three-year average ROIC in excess of its three-year WACC over the 2022 to 2024 performance period. Due to the cumulative goals, the amounts reported in this column are based on target achievement of the applicable performance goals.
(6)	These PSUs were awarded on June 1, 2022, and vest upon the Compensation Committee’s certification of our Company’s cumulative achievement of specific three-year EPS growth goals compared to the EPS growth of Arrow’s Peer Group and Arrow’s three-year average ROIC in excess of its three-year WACC over the 2022 to 2024 performance period. Due to the cumulative goals, the amounts reported in this column are based on target achievement of the applicable performance goals.
(7)	These PSUs were awarded on February 15, 2023, and vest upon the Compensation Committee’s certification of our Company’s cumulative achievement of specific three-year EPS growth goals compared to the EPS growth of Arrow’s Peer Group and Arrow’s three-year average ROIC in excess of its three-year WACC over the 2023 to 2025 performance period. Due to the cumulative goals, the amounts reported in this column are based on target achievement of the applicable performance goals.
(8)	In connection with Mr. Long’s retirement, equity award vesting continues in accordance with their respective vesting schedules, subject to forfeiture in the event of a non-compete violation.
(9)	In exchange for Mr. Schell signing a general release of claims in favor of the Company, Mr. Schell’s unvested equity awards will continue to vest in accordance with their respective vesting schedules until his eighteen-month severance period ends on February 28, 2025.
(10)	These RSUs were awarded on May 11, 2022, and vest in three equal amounts on the grant date’s first, second, and third anniversaries.

72

2024 ANNUAL
PROXY STATEMENT

The following table sets forth the maximum potential number of PSUs which may be awarded to each of the NEOs for PSU awards granted in 2023, 2022, and 2021. For more information, please see the “Long-Term Incentive Awards” section in the CD&A.

	Maximum Performance Stock Units
Name	2021	2022	2023
Sean J. Kerins	19,976	25,924	29,754
Rajesh K. Agrawal	—	—	16,363
Gretchen K. Zech	11,291	10,865	11,157
Kristin D. Russell	8,684	8,693	9,670
Carine L. Jean-Claude	1,215	5,071	6,321
Michael J. Long	52,109	43,462	—
Kirk D. Schell	—	—	11,157

STOCK VESTED AND OPTIONS EXERCISED IN 2023

The following table provides information concerning the value realized by each NEO upon the vesting of RSUs and PSUs and the exercise of stock options during 2023.

The value realized on the vesting of RSUs and PSUs is based on the number of shares vesting and the closing market price of the Company’s common stock on the vesting date. The value realized on the exercise of stock options shown below is based on the difference between the exercise price per share paid by the executive and the closing market price of the Company’s common stock on the exercise date.

Options Exercised and Stock Vested
	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
Sean J. Kerins	7,043	465,930	20,944	2,591,101
Rajesh K. Agrawal	—	—	10,089	1,290,988
Gretchen K. Zech	—	—	15,771	1,948,892
Kristin D. Russell	3,475	130,785	8,245	1,018,775
Carine L. Jean-Claude	—	—	2,364	292,166
Michael J. Long	49,288	2,815,641	111,332	13,755,518
Kirk D. Schell	—	—	6,760	802,412

73

2024 ANNUAL
PROXY STATEMENT

2023 NONQUALIFIED DEFERRED COMPENSATION

The Executive Deferred Compensation Plan (“EDCP”) was frozen to new contributions as of December 31, 2019. Carine L. Jean-Claude, who was an NEO during the year, had an outstanding balance under the EDCP. Ms. Jean-Claude is the only NEO that participated in the EDCP. The EDCP allows participants to direct their plan assets among the same investment choices as available under the Arrow Electronics, Inc. 401(k) Savings Plan. Distribution options include in-service withdrawals or lump sum payments made at the time of separation from service.

				Aggregate	Aggregate
	Executive	Registrant	Aggregate	Withdrawals/	Balance at
	Contributions	Contributions	Earnings	Distributions	December 31,
Name	in 2023	in 2023	in 2023	in 2023	2023
Sean J. Kerins	$—	$—	$—	$—	$—
Rajesh K. Agrawal	$—	$—	$—	$—	$—
Gretchen K. Zech	$—	$—	$—	$—	$—
Kristin D. Russell	$—	$—	$—	$—	$—
Carine L. Jean-Claude	$—	$—	$38,446	$—	$215,196
Michael J. Long	$—	$—	$—	$—	$—
Kirk D. Schell	$—	$—	$—	$—	$—

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Arrow maintains a non-qualified Supplemental Executive Retirement Plan under which the Company will pay pension benefits to certain employees upon retirement or as a result of certain other termination events. Twelve current executives participate in the SERP as of December 31, 2023. The Board determines participant eligibility, and each NEO employed by the Company as of December 31, 2023, participates in the SERP.

The typical gross SERP benefit is calculated by multiplying 2.5% of final average compensation (salary plus targeted incentive compensation) by the participant’s years of credited service (SERP participation) up to a maximum of eighteen years. Final average compensation is ordinarily the highest average of any three years during the participant’s final five years of service. Both final average compensation and service are frozen as of normal retirement date (generally age 60, unless otherwise specified in written notice to a participant from the Board). The gross benefit is reduced by the value of hypothetical defined contribution plan contributions and 50% of Social Security benefits.

The benefit described above is payable at normal retirement age for participants who remain in service until that time. In addition, participants are eligible for early retirement at age 55 or when combined years of age and service equals at least 72, if later. Benefits are reduced by 7% for each year that retirement precedes normal retirement age. Except as provided below, no benefits are payable for termination prior to retirement eligibility, and no benefits are payable if a retired participant dies before payments commence. The normal form of benefits provided is a single life annuity with sixty monthly payments guaranteed. Other monthly annuity payment forms are also available.

The years of credited service for each of the NEOs and the present value of their respective accumulated benefits as of December 31, 2023, are set out in the following table. None of the NEOs received any payments under the SERP in or with respect to 2023. As of December 31, 2023, Mr. Kerins was the only NEO eligible for normal retirement. The present value calculation assumes each recipient remains employed until normal

74

2024 ANNUAL
PROXY STATEMENT

retirement age (generally at age 60) or December 31, 2023, for those beyond normal retirement age. The remainder of the assumptions underlying the calculation of the present value of the benefits are discussed in Note 13 to the Company’s Consolidated Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2023.

Pension Benefits
	Number of Years of	Present Value of	Payments During
	Credited Service	Accumulated Benefit	Last Fiscal Year
Name	(#)	($)	($)
Sean J. Kerins	9.58	7,324,332	—
Rajesh K. Agrawal	1.25	370,369	—
Gretchen K. Zech	12.08	3,979,867	—
Kristin D. Russell	2.83	555,802	—
Carine L. Jean-Claude	2.50	—	—
Michael J. Long	18.00	16,446,707	—
Kirk D. Schell (1)	—	—	—
(1)	As Mr. Schell was not eligible for retirement at the time of his departure, Mr. Schell forfeited his SERP benefits.

The SERP provides that if a participant’s employment is terminated involuntarily without “cause” or voluntarily for “good reason,” in either case within two years after a “change in control” of the Company, the participant will receive an annual benefit under the SERP upon reaching age 60. The payment amount is based on the amount accrued up to the time of the termination. No payments will be made if the participant is not yet age 50 at the time of the “change in control” related termination.

Should a participant become disabled before retiring, their accrued SERP benefits will generally commence at age 60, subject to reduction for Company-paid disability benefits received for the same payment period and termination prior to age 60.

Benefits under the SERP may terminate, with no further obligation to the recipient, if the participant becomes involved with an entity that competes with Arrow (except for limited ownership of stock in a publicly traded company).

The present values of the SERP benefit accrued through year-end by the NEOs in the event of termination, death, disability, or a change in control of the Company are set forth in the table labeled “2023 Potential Payouts Upon Termination” below.

75

2024 ANNUAL
PROXY STATEMENT

AGREEMENTS AND POTENTIAL PAYOUTS
UPON TERMINATION OR CHANGE IN CONTROL

The Company does not enter into employment agreements with senior management. The Company does, however, have a Severance Policy and an Executive Change in Control Retention Agreement for its executives.

SEVERANCE POLICY

Under the current Severance Policy, upon an involuntary termination of employment of any of the NEOs without “cause,” the Company would pay such NEO a pro-rata portion of their annual cash incentive with respect to the year of termination plus their base salary and annual cash incentive (prorated as applicable) for eighteen months (twenty-four months for the CEO) (in each case, “Severance Period”). Salary continuation payments would be made in accordance with the Company’s customary payroll practices. Annual cash incentive awards, if any, would be paid on the date they are normally paid to the Company’s then-current executives. Each NEO also would receive continuation of health care benefit coverage at the same level of coverage through the Severance Period or equivalent benefits, as determined in the sole reasonable discretion of the Compensation Committee. The Company will also reimburse the NEO for the cost of outplacement services up to a maximum of $50,000 ($75,000 for the CEO). The Severance Policy imposes an affirmative duty on each NEO to seek substitute employment that is reasonably comparable to such NEO’s employment with the Company to mitigate the severance payments and benefits provided under the Severance Policy. The Company can offset certain of those sums earned elsewhere. The Severance Policy is subject to change at the discretion of the Compensation Committee.

As a condition to receiving these benefits, the Severance Policy requires the NEO to execute a general release of claims and a restrictive covenants agreement in favor of the Company. Generally, under the restrictive covenants agreement, the NEO must agree to covenants providing for (i) the confidentiality of the Company’s information, (ii) non-competition in specified businesses and industries, and (iii) non-solicitation of the Company’s employees and customers for a period equal to the Severance Period.

In the case of termination of the NEO’s employment without “cause,” their outstanding equity-based awards would continue to vest throughout the Severance Period. Equity-based awards that do not vest before the end of the Severance Period would be forfeited. Vested stock options would remain exercisable until the earlier of the expiration of the Severance Period or the expiration date as provided in the applicable award agreement.

Unvested equity-based awards held by NEOs would vest in the event of death or disability. Vested stock options would remain exercisable until the expiration of the Severance Period, or if earlier, the expiration date, as provided in the applicable award agreement. Also, any shares to which an NEO is entitled by reason of a vested PSU would be delivered within thirty days following the date of their death or disability.

76

2024 ANNUAL
PROXY STATEMENT

PARTICIPATION AGREEMENTS

Each NEO who consented to the early termination of their employment and change in control agreements in 2013 was eligible to enter into a Participation Agreement with the Company (“Participation Agreement”). Under the Participation Agreement, the Company: (i) is prohibited from modifying or amending certain terms of the Severance Policy as they relate to that NEO and (ii) will provide severance benefits upon termination for “good reason” at a benefit level equal to that provided under the Severance Policy and upon an involuntary termination of employment without “cause” of such NEO. “Good reason” terminations include the executive terminating as a result of the Company reducing the executive’s base salary or incentive target; any adverse change in the executive’s position; and any material diminution in the executive’s duties, responsibilities, or authority. Ms. Zech was the only current NEO eligible to enter into a Participation Agreement, which she did. The Company does not expect to enter into any such Participation Agreements in the future.

CHANGE IN CONTROL RETENTION AGREEMENTS

Each of the continuing NEOs is a party to a Change in Control Retention Agreement. The purpose of the Change in Control Retention Agreements is to provide the NEOs with certain compensation and benefits in the event of an involuntary termination of employment without “cause” or resignation for “good reason,” in either case within twenty-four (24) months following a “change in control.” Termination for “cause” is defined in each Change in Control Retention Agreement to include terminations for a felony conviction; willful failure to perform duties; willful misconduct; and willful failure to abide by any lawful policy adopted by the Company. “Good reason” is defined in each Change in Control Retention Agreement to include the executive terminating as a result of the Company reducing the executive’s base salary or incentive target or the Company failing to pay any compensation to the executive when due; any adverse change in the executive’s position; and any material diminution in the executive’s duties, responsibilities, or authority.

Under the Change in Control Retention Agreements, the NEOs are eligible for compensation and benefits if, within twenty-four (24) months following a change in control, the NEO’s employment is terminated without “cause” by the Company or for “good reason” by the executive, each as defined in the Change in Control Retention Agreement. In such event, the terminated NEO is entitled to receive a lump sum cash payment in the aggregate of the following amounts: (i) all unpaid base salary, and earned but unpaid benefits and awards through the date of termination; (ii) three times for the CEO or two times for all other NEOs the sum of (a) the greater of such NEO’s annual base salary in effect immediately prior to the change in control date or the date of termination and (b) the greater of such NEO’s target annual cash incentive in effect immediately prior to the change in control date or the date of termination; (iii) a pro-rata annual cash incentive award for the calendar year of termination (determined based on actual performance); and (iv) continuation of coverage under the Company’s health care plan for a period not to exceed twenty-four months (thirty-six months for the CEO).

The estimated payments the NEOs would receive under their respective Change in Control Retention Agreements are set forth in the table labeled “2023 Potential Payouts Upon Termination” below. However, the severance payments to the NEOs pursuant to Change in Control Retention Agreements may be limited in certain circumstances. Specifically, the Change in Control Retention Agreements provide that if an amount payable to an NEO would be treated as an “excess parachute payment” and would therefore reduce the tax deductibility by the Company and result in an excise tax being imposed on the NEO, then the severance payment will be reduced to a level sufficient to avoid these adverse consequences. However, if the severance payment amounts payable to the NEO, taking into account the effect of all of the applicable taxes, including the excise tax imposed, would be greater than the amount payable if the amount were reduced as described above, the NEO would receive this greater amount, without consideration for the impact this payment may have on the Company’s tax-deductibility of such payment.

The Change in Control Retention Agreement does not affect the rights and benefits to which NEOs are entitled under any of the Company’s equity compensation plans, which such rights and benefits are governed by the terms and conditions of the relevant plans and award agreements.

77

2024 ANNUAL
PROXY STATEMENT

IMPACT OF SECTION 409A OF THE INTERNAL REVENUE CODE

Each of the Change in Control Retention Agreements between the Company and the NEOs has provisions that are intended to comply with Section 409A of the Internal Revenue Code by deferring any payment due upon termination of employment for up to six months to the extent required by Section 409A of the Internal Revenue Code. The Change in Control Retention Agreements also include an interest component to the amount due for the period of deferral (at the then-current six- month Treasury rate).

78

2024 ANNUAL
PROXY STATEMENT

2023 POTENTIAL PAYOUTS UPON TERMINATION

The following table sets forth the estimated payments and value of benefits that each of the NEOs would be entitled to receive under their Change in Control Retention Agreement and the Severance Policy, including Ms. Zech’s Participation Agreement, in the event of the termination of employment under various scenarios, assuming that the termination occurred on December 31, 2023. The amounts represent the entire value of the estimated liability, even if some or all of that value has been disclosed elsewhere in this Proxy Statement. Actual amounts that the Company may pay out and the assumptions used in arriving at such amounts can only be determined at the time of each such NEO’s termination or the change in control and could differ materially from the amounts set forth below.

The NEOs are not entitled to receive any payment at, following, or in connection with the termination of their employment for cause.

In both the table below and the Share-Based Award Agreement Terms Related to Post-Employment Scenarios table which follows it:

>	Disability refers to the executive becoming permanently and totally disabled during the term of employment;
>	Termination Without Cause or Resignation for Good Reason means that the executive is asked to leave the Company for some reason other than “cause” (as defined in the Severance Policy) or the executive voluntarily leaves the Company for “good reason” (as defined in Ms. Zech’s Participation Agreement, which generally includes the Company failing to allow the executive to continue in a then - current or an improved position, or where the executive’s reporting relationship is changed so that the executive no longer reports to the CEO, and as further defined in Ms. Zech’s Participation Agreement);
>	Change in Control Termination means the occurrence of both a change in control of the Company and the termination of the executive’s employment without “cause” or resignation for “good reason” within two years following the change in control; and
>	Retirement means the executive’s voluntary departure at or after retirement age as defined by the Company’s SERP (typically, age 60). As of December 31, 2023, Mr. Kerins was the only NEO eligible for normal retirement, while Ms. Jean-Claude was eligible for early retirement. Each executive is eligible for early retirement in the event that such executive reaches the age of 55 and the combined years of age and service equals at least seventy-two.

Michael J. Long – Retirement Benefits

As noted in the CD&A of this Proxy Statement, effective May 17, 2023, Mr. Long ceased to be an executive officer of the Company and formally retired as an employee of the Company effective July 5, 2023. In connection with Mr. Long’s retirement, equity award vesting continues in accordance with their respective vesting schedules, subject to forfeiture in the event of a non-compete violation. The following equity awards are expected to vest (the estimated values are based on the Company’s closing stock price as of December 29, 2023 and assuming target performance in the case of the PSUs): 51,660 PSUs valued at $6,315,435 and 60,558 RSUs valued at $7,403,216. In addition, the Compensation Committee approved an exception to the Management Incentive Compensation Plan’s requirement to be employed by Arrow on the day the annual cash incentive awards are paid and, as a result of this approval, Mr. Long received a pro-rated annual cash incentive award for the period January 1, 2023, through July 5, 2023, based on the Company’s achievement of the relevant performance goals in the amount of $693,158. Mr. Long will also receive benefits under the SERP with a value of $16,446,707 as of December 31, 2023, as described further above under “Supplemental Executive Retirement Plan.”

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Kirk D. Schell – Separation Benefits

As noted in the CD&A of this Proxy Statement, effective August 16, 2023, Mr. Schell ceased to be an executive officer of the Company and left the Company effective August 31, 2023. Due to his termination without cause and in exchange for Mr. Schell signing a general release of claims in favor of the Company, he became eligible for certain benefits pursuant to the Severance Policy during his eighteen-month severance period, which is expected to end on February 28, 2025. Pursuant to the Severance Policy, Mr. Schell is eligible to receive monthly salary continuation payments, adjusted severance period bonuses based on annual cash incentive targets, and continued vesting of his unvested equity awards in accordance with their respective vesting schedules during the severance period. During 2023, Mr. Schell received salary continuation payments in the amount of $166,667 and is eligible to receive up to $583,334 of additional salary continuation payments through February 2025. Mr. Schell received a severance payment in the amount of $304,090 based on his 2023 annual cash incentive target. The first portion of the payment was prorated for the period he was actively employed and based on the Company’s achievement of the financial goals and the strategic performance goals. The second portion of the payment was prorated for the first four months of his severance period through December 31, 2023, and based only on the Company’s achievement of the financial goals. Mr. Schell may receive additional severance period bonuses based only on the Company’s achievement of financial goals and prorated for the remainder of the severance period. Assuming 100% achievement of the financial goals, Mr. Schell would be eligible to receive $406,560 of additional severance period bonus payments in the future. The following equity awards are expected to vest during the severance period (the estimated values are based on the Company’s closing stock price as of December 29, 2023): 9,775 RSUs valued at $1,194,994, with the remainder of his unvested equity awards being forfeited. Mr. Schell received a severance benefit subsidy in the amount of $30,998 and is eligible to receive reimbursement for outplacement services up to $50,000. Further, as Mr. Schell was not eligible for retirement at the time of his departure, he will not receive any SERP benefit payments.

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2024 ANNUAL
PROXY STATEMENT

Potential Payouts Upon Termination
				Termination
				Without Cause
				or	Change in
				Resignation for	Control
		Death	Disability	Good Reason	Termination	Retirement
Name	Benefit	($) (1)	($) (2)	($) (3) (4)	($) (5)	($) (6) (7)
Sean J. Kerins	Severance Payment	—	—	2,000,000	9,000,000	—
	Prorated Annual Cash Incentive	2,000,000	2,000,000	2,000,000	2,000,000	—
	Annual Cash Incentive (Severance)	—	—	2,800,000	—	—
	TOTAL Annual Cash Incentives	2,000,000	2,000,000	4,800,000	2,000,000	—
	Performance Stock Unit Awards (8)	4,999,292	4,999,292	4,999,292	4,999,292	4,999,292
	Non-Qualified Stock Option Awards (8)	195,873	195,873	195,873	195,873	195,873
	Restricted Stock Unit Awards (8)	4,055,033	4,055,033	4,055,033	4,055,033	4,055,033
	TOTAL Long-Term Incentive Awards	9,250,198	9,250,198	9,250,198	9,250,198	9,250,198
	Management Insurance Benefit	12,000,000	—	—	—	—
	Welfare Benefits Continuation	—	3,532	14,324	21,487	—
	Outplacement Services	—	—	75,000	—	—
	Supplemental Executive Retirement Plan	—	7,250,682	7,324,332	7,250,682	7,324,332
	TOTAL	23,250,198	18,504,412	23,463,854	27,522,367	16,574,530
Rajesh K. Agrawal	Severance Payment	—	—	1,050,000	2,800,000	—
	Prorated Annual Cash Incentive	700,000	700,000	700,000	700,000	—
	Annual Cash Incentive (Severance)	—	—	735,000	—	—
	TOTAL Annual Cash Incentives	700,000	700,000	1,435,000	700,000	—
	Performance Stock Unit Awards (8)	1,081,301	1,081,301	—	1,081,301	—
	Non-Qualified Stock Option Awards (8)	—	—	—	—	—
	Restricted Stock Unit Awards (8)	4,781,564	4,781,564	1,774,214	4,781,564	—
	TOTAL Long-Term Incentive Awards	5,862,865	5,862,865	1,774,214	5,862,865	—
	Management Insurance Benefit	5,600,000	—	—	—	—
	Welfare Benefits Continuation	—	10,191	30,998	41,331	—
	Outplacement Services	—	—	50,000	—	—
	Supplemental Executive Retirement Plan	—	303,775	—	366,127	—
	TOTAL	12,162,865	6,876,831	4,340,212	9,770,323	—
Gretchen K. Zech	Severance Payment	—	—	1,012,500	2,700,000	—
	Prorated Annual Cash Incentive	675,000	675,000	675,000	675,000	—
	Annual Cash Incentive (Severance)	—	—	708,750	—	—
	TOTAL Annual Cash Incentives	675,000	675,000	1,383,750	675,000	—
	Performance Stock Unit Awards (8)	2,201,356	2,201,356	1,464,066	2,201,356	—
	Non-Qualified Stock Option Awards (8)	169,796	169,796	169,796	169,796	—
	Restricted Stock Unit Awards (8)	1,774,092	1,774,092	1,226,045	1,774,092	—
	TOTAL Long-Term Incentive Awards	4,145,244	4,145,244	2,859,907	4,145,244	—
	Management Insurance Benefit	5,400,000	—	—	—
	Welfare Benefits Continuation	—	6,694	20,362	27,149	—
	Outplacement Services	—	—	50,000	—	—
	Supplemental Executive Retirement Plan	—	2,584,898	—	3,933,098	—
	TOTAL	10,220,244	7,411,836	5,326,519	11,480,491	—

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Potential Payouts Upon Termination
				Termination
				Without Cause
				or	Change in
				Resignation for	Control
		Death	Disability	Good Reason	Termination	Retirement
Name	Benefit	($) (1)	($) (2)	($) (3) (4)	($) (5)	($) (6) (7)
Kristin D. Russell	Severance Payment	—	—	825,000	1,759,518	—
	Prorated Annual Cash Incentive	550,000	550,000	550,000	550,000	—
	Annual Cash Incentive (Severance)	—	—	577,500	—	—
	TOTAL Annual Cash Incentives	550,000	550,000	1,127,500	550,000	—
	Performance Stock Unit Awards (8)	1,787,295	1,787,295	1,148,294	1,787,295	—
	Non-Qualified Stock Option Awards (8)	78,358	78,358	78,358	78,358	—
	Restricted Stock Unit Awards (8)	1,414,555	1,414,555	951,594	1,414,555	—
	TOTAL Long-Term Incentive Awards	3,280,208	3,280,208	2,178,246	3,280,208	—
	Management Insurance Benefit	4,400,000	—	—	—
	Welfare Benefits Continuation	—	10,191	30,998	41,331	—
	Outplacement Services	—	—	50,000	—	—
	Supplemental Executive Retirement Plan	—	286,177	—	550,098	—
	TOTAL	8,230,208	4,126,576	4,211,744	6,181,155	—
Carine L. Jean-Claude	Severance Payment	—	—	675,000	1,382,704	—
	Prorated Annual Cash Incentive	450,000	450,000	450,000	450,000	—
	Annual Cash Incentive (Severance)	—	—	472,500	—	—
	TOTAL Annual Cash Incentives	450,000	450,000	922,500	450,000	—
	Performance Stock Unit Awards (8)	833,134	833,134	415,406	833,134	—
	Non-Qualified Stock Option Awards (8)	19,579	19,579	19,579	19,579	—
	Restricted Stock Unit Awards (8)	723,598	723,598	431,054	723,598	—
	TOTAL Long-Term Incentive Awards	1,576,311	1,576,311	866,039	1,576,311	—
	Management Insurance Benefit	3,600,000	—	—	—	—
	Welfare Benefits Continuation	—	6,694	20,362	27,149	—
	Outplacement Services	—	—	50,000	—	—
	Supplemental Executive Retirement Plan	—	—	—	—	—
	TOTAL	5,626,311	2,033,005	2,533,901	3,436,164	—

The benefits listed below are provided in accordance with the Executive Change in Control Retention Agreement, the Severance Policy, applicable equity award agreements, the Management Insurance Program, and the Supplemental Executive Retirement Plan.

(1)	Death

(a) A prorated annual cash incentive award for the calendar year of termination, based upon actual performance, amount displayed is at target

(b) Immediate vesting of all unvested equity awards

(c) A lump-sum cash payment equal to four times the executive’s target total cash compensation, net of tax and payable under the Management Insurance Program

(2)	Disability

(a) A prorated annual cash incentive award for the calendar year of termination, based upon actual performance; amount displayed is at target

(b) Immediate vesting of all unvested equity awards

(c) Continued medical coverage under Arrow’s health plan for one-hundred eighty days

(d) SERP benefit payments begin at normal retirement date but are reduced by the Early Payment Discount to reflect the date of disability

(3)	Termination Without Cause

(a) A prorated annual cash incentive award for the calendar year of termination, based upon actual performance, amount displayed is at target

(b) During the eighteen-month severance period (twenty-four-month severance period for the CEO)

i.   Salary continuation

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ii.  Annual cash incentive award, based upon actual performance, but adjusted for 0% achievement for MBO performance

iii. Equity award vesting continues

iv. Continued medical coverage under Arrow’s health plan or equivalent cash value

(c) SERP benefit payments begin if the termination date is after the earliest retirement date

(d) Reimbursement for outplacement expenses – up to $50,000 ($75,000 for the CEO)

(e) If eligible for normal retirement, equity award vesting continues in accordance with their respective vesting schedules; stock options would remain exercisable for the remainder of their original term

(4)	As of December 31, 2023, of the NEOs, only Ms. Zech was eligible to receive payments upon a resignation for “good reason.” The numbers reflected for Messrs. Kerins, Agrawal, and Schell and Mses. Russell and Jean-Claude only apply in cases of termination without “cause.”
(5)	Change in Control Termination

(a) A lump-sum cash payment equal to two times the executive’s target total cash compensation (three times for the CEO)

(b) A prorated annual cash incentive award for the calendar year of termination, based on actual performance, amount displayed is at target

(c) Immediate vesting of all unvested equity awards

(d) Continued medical coverage under Arrow’s health plan for the earlier of (i) twenty-four months (thirty-six months for the CEO) after the termination date and (ii) attaining age 65

(e) SERP benefit payments begin at age 60 based upon Years of SERP Participation as of the termination date, but with no Early Payment Discount

(6)	Retirement

(a) If eligible for normal retirement, equity award vesting continues in accordance with their respective vesting schedules; stock options would remain exercisable for the remainder of their original term

(b) SERP benefit payments begin if the termination date is after the earliest retirement date

(7)	Mr. Kerins was eligible for normal retirement as of April 1, 2022
(8)	Long-Term Incentive Awards

(a) The categories “Performance Stock Unit Awards” and “Restricted Stock Unit Awards” include restricted award grants made to the NEOs that were subject to performance criteria that required the Company to achieve non-GAAP net income greater than zero or they would be canceled

(b) PSUs and RSUs are valued as of the closing market price of the Company’s common stock on December 29, 2023

(c) In-the-money stock options are valued based on the difference between the exercise price of the in-the-money options and the closing market price of the Company’s common stock on December 29, 2023

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PROXY STATEMENT

PERFORMANCE STOCK UNIT, RESTRICTED STOCK UNIT, AND NON-QUALIFIED STOCK OPTION AWARD AGREEMENTS

The various share and share-based awards made to the NEOs are evidenced by written agreements, each of which contains provisions addressing alternative termination scenarios. The provisions applicable to NEOs are summarized in the following table for grants in 2023.

Share-Based Award Agreement Terms Related to Post-Employment Scenarios
Award Type	Death or Disability	Termination Without Cause or Resignation for Good Reason (1)	Involuntary Termination Without Cause or for Good Reason Within Two Years Following a Change in Control	Retirement at Normal Retirement Age	Involuntary Termination for Cause	Voluntary Resignation

Performance Stock Units

If the performance period has ended, any remaining unvested awards vest immediately based on performance criteria achievement. If the performance period has not ended, the target number of awards vest immediately.

Awards with vesting dates falling within the Severance Period (as described in the Severance Policy) will vest, contingent upon satisfaction of performance criteria, if applicable, but subject to forfeiture in the event of a non-compete violation.

			If the performance period has ended, any remaining unvested awards vest immediately. If the performance period has not ended, the target number of awards vest immediately	Vesting continues on schedule (based on performance during the performance period), subject to forfeiture in the event of a non-compete violation.	Unvested awards are forfeited.	Unvested awards are forfeited.

Restricted Stock Units	Unvested awards vest immediately.

Awards with vesting dates falling within the Severance Period (as described in the Severance Policy) will vest, contingent upon satisfaction of performance criteria, if applicable, but subject to forfeiture in the event of a non-compete violation.

			Unvested awards vest immediately.	Vesting continues on schedule, subject to forfeiture in the event of a non-compete violation.	Unvested awards are forfeited.	Unvested awards are forfeited.

Stock Options	All options vest immediately and remain exercisable until the original expiration date (ten years from the grant date).

Options with vesting dates falling within the Severance Period (as described in the Severance Policy) will vest, contingent upon satisfaction of performance criteria, if applicable, but subject to forfeiture in the event of a non-compete violation. All vested options remain exercisable until the earlier of the expiration of the Severance Period or the applicable stock option award.

All options vest immediately, and the entire award is exercisable until the original expiration date (ten years from the grant date).

Unvested options continue to vest on schedule. Options remain exercisable for the lesser of 7 years from the grant date or the remaining term of the option. All options are subject to forfeiture in the event of a non-compete violation.

					Vested and unvested options are forfeited.	Unvested options are forfeited. Vested options remain exercisable for 90 days following termination.

(1)	Of the 2023 NEOs, as of December 31, 2023, only Ms. Zech is eligible for the rights described upon a resignation for “good reason.” The rights described in this column apply to Messrs. Kerins and Agrawal, and Mses. Russell and Jean-Claude only if terminated without “cause.”

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CEO PAY RATIO

In compliance with the pay ratio disclosure requirement of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing the following information about the ratio of the annual total compensation paid to the individual identified as its median paid employee and the annual total compensation of the CEO, Mr. Kerins.

The 2023 annual total compensation of the individual identified as the median-paid employee, other than the Company’s CEO, was $56,886. Mr. Kerins’ 2023 annual total compensation was $8,891,814, as reported in the “2023 Summary Compensation Table.” As a result, we estimate that for 2023, the ratio of these amounts was 1-to-156. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with applicable SEC rules and based on payroll and employment records and the methodology described above. The estimates and assumptions that we use may differ from those used by other companies, including those in our Peer Group described in the CD&A.

The following summarizes the methodology, material assumptions, adjustments, and estimates the Company used for calculating the CEO pay ratio:

>	Employee Measurement Date: The Company utilized the entire global population of approximately 22,100 eligible employees on December 31, 2023.
>	Exclusions: The number of US and non-US employees prior to exemption were approximately 4,900 and 17,200, respectively. Employees from the following non-US jurisdictions that collectively constitute 5% or less of the total global workforce were excluded: Poland (879), Malaysia (155), Thailand (33), Philippines (26), and New Zealand (11). The total number of employees excluded was approximately 1,100. Therefore, the total number of US and non-US employees used in the final analysis was 4,900 and 16,100, respectively.
>	Compensation Time Period: The Company measured compensation for the above employees using the 12-month period ending December 31, 2023.
>	Determining the Median Paid Employee: While total annual compensation for each of the median employee and the CEO is used to calculate the pay ratio, the SEC allows companies to use a different compensation measure for identifying the median employee. We used target total cash (base + target bonus) as the consistently applied compensation measure to identify the median paid employee.

Base pay for hourly employees was calculated based on a reasonable estimate of hours worked in 2023 and on salary levels for all remaining employees.

Using this methodology, the Company identified its 2023 median paid employee, a full-time, hourly employee, located in the United States.

>	Determining Median Paid Employee’s Pay for CEO Ratio: The individual identified as the median paid employee had an annual compensation in the amount of $56,886 for fiscal 2023, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
>	Determining the CEO’s Pay for CEO Ratio: With respect to the annual total compensation of the CEO, the Company used the amount reported in the “Total” column of our 2023 Summary Compensation Table included in this Proxy Statement.

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PROXY STATEMENT

Alternative Pay Ratio

As an alternative approach in determining Mr. Kerins’ compensation for purposes of calculating the CEO Pay Ratio, we adjusted the compensation reported in the 2023 Summary Compensation Table to exclude the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. The change in pension value is subject to many external variables, such as interest rates, assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that are not related to the Company’s performance and are outside the control of the Compensation Committee.

This adjustment resulted in total annual compensation of $6,374,308, and an adjusted pay ratio of approximately 1-to-112. We believe excluding the Change in Pension Value from the CEO’s total annual compensation for purposes of calculating the pay ratio results in a more meaningful comparison of ongoing CEO compensation to the median of the annual total compensation of all employees, particularly when viewed over a period of time.

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2024 ANNUAL
PROXY STATEMENT

PAY VERSUS PERFORMANCE

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Rules”), the following table sets forth information regarding the relationship between “compensation actually paid” as calculated per the Rules, and certain financial performance of Arrow for the years ended December 31, 2023, 2022, 2021, and 2020 for each individual who served as our Principal Executive Officer (“PEO”) and our other NEOs during each year. Refer to the “Executive Compensation” section in the CD&A for further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with Company performance, and how the Compensation Committee makes its decisions.

							Value of Initial Fixed
							$100 Investment Based
					Average	Average	On:
	Summary	Summary			Summary	Compensation		Peer
	Compensation	Compensation	Compensation	Compensation	Compensation	Actually	Arrow's	Group
	Table Total for	Table Total for	Actually Paid	Actually Paid	Table Total	Paid to	Total	Total	Net
	First	Second	to First	to Second	for Non-PEO	Non-PEO	Shareholder	Shareholder	Income	Absolute
Year[1] (a)	PEO[2] (b)	PEO[2] (c)	PEO[3] (d)	PEO[3] (e)	NEOs[2] (f)	NEOs[3] (g)	Return[4] (h)	Return[5] (i)	(in millions)[6] (j)	EPS[7] (k)
2023	$8,891,814	n/a	$11,494,294	n/a	$3,224,995	$3,983,576	$144	$181	$ 904	$17.06
2022	$7,478,225	$11,550,022	$8,049,694	$6,516,685	$2,734,955	$2,070,990	$123	$140	$1,427	$23.13
2021	n/a	$12,880,838	n/a	$24,843,768	$3,902,722	$6,736,978	$158	$157	$1,108	$15.60
2020	n/a	$11,703,943	n/a	$14,433,945	$3,705,149	$4,146,853	$115	$106	$584	$7.92

(1)	NEOs included in these columns reflect the following:

Year	PEOs	Non-PEO NEOs
2023	Sean J. Kerins (PEO 1)	Rajesh K. Agrawal, Gretchen K. Zech, Kristin D. Russell, Carine L. Jean-Claude, Michael J. Long, Kirk D. Schell
2022	Sean J. Kerins (PEO 1) Michael J. Long (PEO 2)	Rajesh K. Agrawal, Kirk D. Schell, Gretchen K. Zech, Vincent P. Melvin, Richard A. Seidlitz, Christopher D. Stansbury
2021	Michael J. Long (PEO 2)	Sean J. Kerins, Christopher D. Stansbury, Gretchen K. Zech, Vincent P. Melvin
2020	Michael J. Long (PEO 2)	Sean J. Kerins, Christopher D. Stansbury, Gretchen K. Zech, Andrew D. King

(2)	Amounts reflect the table labeled “2023 Summary Compensation Table” for our NEOs for each corresponding year.
(3)

The following table shows the adjustment to the total compensation reported in the “2023 Summary Compensation Table” for our PEOs, as well as the average for our other NEOs, to determine “compensation actually paid,” as computed in accordance with the Rules. Because “compensation actually paid,” as calculated per the Rules, requires the inclusion of equity awards as compensation prior to vesting of the awards, the amounts reported below do not reflect the actual compensation earned by or paid to our NEOs during the applicable year, with a significant portion of the “compensation actually paid” subject to forfeiture if the underlying vesting conditions are not achieved. The “compensation actually paid” for 2020 – 2022 has been updated from the amounts reported in the Company’s 2023 Proxy Statement to reflect application of SEC guidance relating to retirement vesting treatment and valuing performance awards as well as to correct the inadvertent exclusion of the new hire grants received by Mr. Agrawal and Mr. Schell in 2022.

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2024 ANNUAL
PROXY STATEMENT

	2023		2022			2021		2020
		Non-PEO			Non-PEO		Non-PEO		Non-PEO
	PEO 1	NEO Average	PEO 1	PEO 2	NEO Average	PEO 2	NEO Average	PEO 2	NEO Average
Total Compensation from the Summary Compensation Table	$8,891,814	$3,224,995	$7,478,225	$11,550,022	$2,734,955	$12,880,838	$3,902,722	$11,703,943	$3,705,149
Adjustments for Pension
Adjustment Summary Compensation Table Pension (a)	$(2,517,506)	$(455,737)	$(533,030)	$—	$—	$—	$(594,473)	$(979,530)	$(951,949)
Amount added for Current Year Service Cost (b)	$762,082	$269,720	$—	$(14,085)	$273,214	$(13,682)	$544,659	$(12,599)	$528,740
Amount added for Prior Year Service Cost Impacting Current Year (b)	$2,692,795	$—	$3,029,395	$—	$—	—	$—	$—	$—
Total Adjustments for Pension	$937,371	$(186,017)	$2,496,365	$(14,085)	$273,214	$(13,682)	$(49,814)	$(992,129)	$(423,209)
Adjustments for Equity Grants
Adjustment for grant date values in the Summary Compensation Table(c)	$(4,000,040)	$(1,725,039)	$(3,500,063)	$(6,000,112)	$(1,615,082)	$(6,000,028)	$(1,625,076)	$(6,000,044)	$(1,475,005)
Year-end fair value of unvested awards granted in the current year(d)	$3,932,171	$1,511,458	$2,930,470	$4,913,326	$1,492,162	7,563,832	$2,048,625	$7,369,405	$1,957,883
Year-over-year difference of year-end fair values for unvested awards granted in prior years(d)	$1,305,688	$824,037	$(895,968)	$(2,095,192)	$(255,980)	$10,018,282	$2,368,526	$4,051,168	$776,509
Fair values at vest date for awards granted and vested in the current year (d)	$—	$—	$—	$—	$—	—	$—	$—	$—
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years(d)	$427,290	$451,940	$(459,335)	$(1,837,274)	$(225,767)	$394,526	$91,995	$(1,698,398)	$(394,474)
Forfeitures during the current year equal to the prior year-end fair value(d)	$—	$(117,798)	$—	$—	$(332,512)	—	$—	$—	$—
Dividends or dividend equivalents not otherwise included in total compensation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Adjustments for Equity Awards	$1,665,109	$944,598	$(1,924,896)	$(5,019,252)	$(937,179)	$11,976,612	$2,884,070	$3,722,131	$864,913
Compensation Actually Paid	$11,494,294	$3,983,576	$8,049,694	$6,516,685	$2,070,990	$24,843,768	$6,736,978	$14,433,945	$4,146,853

(a)

The amounts reflect the change in the actuarial present value of the accumulated benefit under all defined benefit and actuarial pension plans reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the “2023 Summary Compensation Table” for the applicable year.

(b)

The amounts represent the sum of the actuarial present value of the benefits under all defined benefit and actuarial pension plans attributable to services rendered during the indicated fiscal year and any plan modifications during the applicable year, calculated using the same methodology as used in the Company’s financial statements under generally accepted accounting principles.

(c)	The amounts reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option Awards” columns in the “2023 Summary Compensation Table” for the applicable year.
(d)

In accordance with the Rules, the fair values of unvested and outstanding equity awards to our NEOs were remeasured starting on December 31, 2019, and subsequently as of each vesting date and as of the end of each fiscal year while the award remains unvested, during the years displayed in the table above. Fair values as of each measurement date were determined using valuation assumptions and methodologies (including volatility, dividend yield, risk-free interest rates and probability of achievement of the underlying performance goals) that are generally consistent with those used to estimate fair value on the grant date under US GAAP.

For options, a Black-Scholes model was used to estimate the fair value as of the various measurement dates. We explain assumptions made in valuing equity awards on the grant date in the “Stock-Based Compensation Plans” section of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the corresponding fiscal year.

(4)	The amounts in this column show changes over our past four fiscal years in the value of $100 (assuming reinvestment of dividends) invested in Arrow’s common shares traded on the NYSE.
(5)

The amounts in this column show changes over the past four fiscal years in the value of $100 (assuming reinvestment of dividends), invested in Arrow’s peer group, consisting of Avnet, Inc., Celestica Inc., Flex Ltd., Jabil Inc., WESCO International, Inc., CDW Corp., HP Inc., HP Enterprise Co., and TD SYNNEX Corp. In 2020, our peer group consisted of Anixter International Inc., Avnet, Inc., Celestica Inc., Flex Ltd., Jabil Inc., Tech Data Corporation, and WESCO International, Inc. (the “2020 Peer Group”).

(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements in its Annual Report on Form 10-K for the applicable year.
(7)

While we use numerous financial and non-financial performance measures to evaluate performance under our compensation programs, Absolute EPS is the financial performance measure that, in our assessment, represents the most important performance measure used to link “compensation actually paid” to NEOs to Company performance in 2023. Absolute EPS determines the payout with respect to 70% of our 2023 annual cash incentive. See Appendix to this Proxy Statement for a reconciliation of Absolute EPS to the most directly comparable GAAP measure.

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Required Relationship Disclosure

In accordance with the Rules, Arrow is providing the following representation of the relationships between the information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid vs. Net Income

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2024 ANNUAL
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Compensation Actually Paid vs. Absolute EPS (Company Selected Measure)

Required Tabular Measures

As required by the Rules, the following is a list of the most important performance measures used to link “compensation actually paid” to Company performance. The role of each of these performance measures in our executive compensation programs is more thoroughly discussed in the “Executive Compensation” section in the CD&A along with a description of how executive compensation relates to Company performance and how the Compensation Committee makes its decisions.

Tabular List
Absolute EPS
Relative EPS Growth
ROIC
WACC

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2024 ANNUAL
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RELATED PERSON TRANSACTIONS

The Company has a variety of policies and procedures for the identification and review of related person transactions.

Arrow’s Worldwide Code of Business Conduct and Ethics (“Code”) prohibits employees, officers, and directors from entering into transactions that present a conflict of interest. A conflict of interest arises when an employee’s private interests either conflict or appear to conflict with Arrow’s interests. The Code also requires that any such transaction, which may become known to any employee, officer, or director, be properly reported to the Company. Any conflict of interest involving an executive officer requires a waiver from the Board. Any such waiver, or any amendment to the Code, would be disclosed on the Company’s website.

A “related person transaction,” as defined under SEC rules, generally includes any transaction, arrangement, or relationship involving more than $120,000 in which the Company or any of its subsidiaries was, is, or will be a participant and in which a “related person” has a material direct or indirect interest. “Related persons” mean directors and executive officers, director nominees, shareholders owning more than five percent of the Company’s outstanding stock, and their immediate family members. “Immediate family member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, or any person (other than a tenant or employee) sharing a household with any such director, director nominee, executive officer, or five percent shareholder. As part of the process related to the financial close of each quarter, the Company distributes a disclosure checklist to the management of each operating unit and financial function globally, which seeks to ensure complete and accurate financial disclosure. One part of the checklist seeks to identify any related person transactions. Pursuant to the Company’s written Disclosure Controls and Procedures, any previously undisclosed transaction is initially reviewed by: (i) the Company’s Corporate Controller Department, in consultation with the Company’s disclosure committee, to determine whether the transaction should be disclosed in the Company’s SEC filings and (ii) the Company’s Legal Department for consideration of the appropriateness of the transaction and to determine if it requires review and approval by the Board.

The Audit Committee conducts a reasonable prior review and oversight of all related person transactions required to be disclosed pursuant to SEC Regulation S-K or NYSE listing standards. In the course of its review of related person transactions, the Audit Committee will consider all of the relevant facts and circumstances that are available to them, including but not limited to: (i) the benefits to the Company; (ii) in a transaction involving a director, the impact on the director’s independence; (iii) the availability of comparable products or services; (iv) the terms of the transaction; and (v) whether the transaction is proposed to be on terms more favorable to the Company than terms that could have been reached with an unrelated third party. The manager or director involved in the transaction will not participate in the review or approval of such transaction.

The Company’s Corporate Controller Department, together with the Law Department, is responsible for monitoring compliance with these policies and procedures. There were no related party transactions requiring disclosure under SEC Regulation S-K since January 1, 2023.

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AVAILABILITY OF MORE INFORMATION

Arrow’s Corporate Governance Guidelines, the Corporate Governance Committee charter, the Audit Committee charter, the Compensation Committee charter, the Worldwide Code of Business Conduct and Ethics, the Director Resignation Policy and the Anti-Hedging and Anti-Pledging Policy, and the Finance Code of Ethics can be found under “Governance Documents” at the “Leadership and Governance” sub-link of the Investor Relations drop-down menu on investor.arrow.com. The contents of this website are not incorporated by reference in this Proxy Statement or any other report or document the Company files with the SEC. Hard copies are available in print to any shareholder who requests them. The Company’s transfer agent and registrar is Equiniti Trust Company, 1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120.

Shareholders and other interested parties who wish to communicate with the Board or any of its members (including non-management directors as a group) may do so by submitting such communication to Arrow’s Corporate Secretary, Carine L. Jean-Claude, at Arrow Electronics, Inc., 9151 East Panorama Circle, Centennial, Colorado 80112. Arrow’s Corporate Secretary will present any such communication to the Board or applicable directors or group of directors, except those of a harassing nature or solicitations.

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MULTIPLE SHAREHOLDERS
WITH THE SAME ADDRESS

The Company will promptly deliver upon request a separate copy of the Notice and/or this Proxy Statement and Annual Report to any shareholder at a shared address to which a single copy of these materials was delivered. To receive a separate copy of these materials, you may contact the Company’s Investor Relations Department either by mail at 9151 East Panorama Circle, Centennial, Colorado 80112, by telephone at 303 - 824 - 4544, or by email at investor@arrow.com.

The Company has adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, the Company is delivering only one copy of the Notice and/or this Proxy Statement and Annual Report to multiple shareholders who share the same address and have the same last name, unless the Company received instructions to the contrary from an affected shareholder. This procedure reduces printing costs, mailing costs, and fees.

If you are a holder of the Company’s common stock as of the Record Date and would like to revoke your householding consent and receive a separate copy of the Notice and/or this Proxy Statement and the Annual Report in the future, please contact Broadridge Financial Solutions, Inc. (“Broadridge”), either by calling toll free at (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

Any shareholders of record sharing the same address and currently receiving multiple copies of the Notice, the Annual Report, and this Proxy Statement, who wish to receive only one copy of these materials per household in the future, may contact the Company’s Investor Relations Department at the address, telephone number, or e-mail listed above to participate in the householding program.

Several brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

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2024 ANNUAL
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SUBMISSION OF SHAREHOLDER PROPOSALS

If a shareholder intends to present a proposal at Arrow’s annual meeting of shareholders to be held in 2025 and seeks to have the proposal included in Arrow’s proxy statement relating to that annual meeting, pursuant to Rule 14a-8 of the Exchange Act, the proposal must be received by Arrow no later than the close of business on November 26, 2024 for a regularly scheduled annual meeting.

Arrow’s By-laws govern the submission of nominations for director and other business proposals that a shareholder wishes to have considered at Arrow’s annual meeting of shareholders to be held in 2025 that are not included in the Company’s proxy statement for that annual meeting. Under the By-laws, subject to certain exceptions, nominations for director or other business proposals to be addressed at the Company’s 2025 annual meeting may be made by a shareholder entitled to vote who has delivered a notice to Arrow’s Corporate Secretary no earlier than January 7, 2025 and not later than February 6, 2025. The notice must contain the information required by the By-laws. These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

Arrow’s By-laws provide that a shareholder, or a group of up to 20 shareholders, owning at least 3% of Arrow’s outstanding common stock continuously for at least three years, may include in our proxy statement director nominees constituting up to the greater of two directors or 20% of the number of directors on the Board, provided that the shareholder and the nominees satisfy the eligibility requirements in our By-laws. If you wish to nominate any person for election to our Board at the 2025 annual meeting of shareholders under the proxy access provision of our By-laws, your nomination notice must be submitted to Arrow’s Corporate Secretary between October 27, 2024 and November 26, 2024, unless the date of the mailing of the notice for the 2025 annual meeting is moved by more than 30 days before or after the anniversary of the mailing date of this Proxy Statement, in which case the nomination must be received by the 10th day following the day on which public announcement of the date of mailing of the notice for the 2025 annual meeting is first made.

In addition to satisfying the requirements under our By-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than March 8, 2025. If the date of the 2025 annual meeting of shareholders is changed by more than 30 calendar days from the first anniversary of the Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 annual meeting of shareholders or the 10th calendar day following the day on which public announcement of the date of the 2025 annual meeting of shareholders is first made.

By Order of the Board of Directors,

Carine L. Jean-Claude Corporate Secretary

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APPENDIX

NON-GAAP EXECUTIVE COMPENSATION MEASURES

The tables below present calculations of performance measures used for short-term and long-term incentive compensation purposes. For a full discussion of these measures, refer to the information in the “Annual Cash Incentives” and “Long-Term Incentive Awards” sections in the CD&A.

The annual cash incentive is based on the “Absolute EPS” measure below.

The LTIP is based on: (1) the “Three-Year Relative EPS Growth” which is defined as “Three-Year EPS Growth” as calculated below compared to the EPS growth of Arrow’s Peer Group, and (2) the “Three-Year Average ROIC in Excess of Three-Year WACC” measure below.

The tables below include reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures. For a description of the items adjusting the GAAP results in the tables below, refer to the respective fiscal year's Annual Report on Form 10-K filed with the SEC. Any analysis of results presented on a non-GAAP basis should be used as a complement to, and in conjunction with, results presented on a GAAP basis.

Absolute EPS used in the annual cash incentive calculation excludes the impact of intangible asset amortization expense resulting from acquisitions. We believe excluding this expense provides an appropriate measure of short-term performance because acquisitions generally contribute to long-term value creation. For this same reason, we include this amortization expense in the Three-Year EPS Growth used in the LTIP calculation to hold management accountable for investments in acquisitions.

Absolute EPS used in the annual cash incentive calculation is adjusted to exclude the short-term impact of changes in foreign currencies in order to align the achieved result with the exchange rates used in setting the target. Additionally, Absolute EPS is adjusted to exclude pension settlement gains and losses, and gains and losses on investments, net. The Three-Year Relative EPS Growth LTIP calculation does not include these adjustments because the impacts are not readily available for the entire peer group.

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Annual Cash Incentive Measure

Absolute EPS

($ per diluted share)

	December 31,	December 31,	December 31,	December 31,
	2023	2022	2021	2020
Net income per diluted share, as reported	$15.84	$21.80	$15.10	$7.43
Intangible amortization expense	0.40	0.39	0.37	0.36
Restructuring, integration, and other charges(1)	1.12	0.17	0.17	0.21
Impact of wind down	—	—	—	(0.15)
(Gain) loss on investments	(0.26)	0.03	(0.13)	(0.05)
Other(2)	—	—	—	0.23
Non-recurring tax items(3)	0.02	—	—	(0.02)
FX impact(4)	(0.06)	0.74	0.10	(0.08)
Non-GAAP net income per diluted share(5)	$17.06	$23.13	$15.60	$7.92

(1)

Restructuring, integration, and other charges for 2023 includes charges to increase the environmental remediation reserves, early lease termination charges, and operating expense reduction initiatives for the year ended December 31, 2023.

(2)	Other for 2020, includes the impact of tariffs and write-down of certain assets.
(3)	Includes income tax expense (benefit) related to legislation changes and other non-recurring tax adjustments.
(4)	Includes the impact of differences between foreign exchange rates assumed in plan targets and actual foreign exchange rates during the years presented.
(5)	The sum of the components for non-GAAP net income per diluted share may not agree to totals, as presented, due to rounding.

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Long-Term Incentive Program (LTIP) Measures

Three-Year EPS Growth

($ per diluted share)

	Year Ended
	December 31, 2023	December 31, 2020
Net income per diluted share, as reported	$15.84	$7.43
Restructuring, integration, and other charges (1)	1.12	0.21
Impact of wind down	—	(0.15)
Other(2)	0.02	(0.02)
Non-GAAP net income per diluted share	$16.98	$7.47

Three-year EPS % growth	113.2%
Non-GAAP three-year EPS % growth	127.3%

(1)	Includes charges to increase the environmental remediation reserves, early lease termination charges, and operating expense reduction initiatives for the year ended December 31, 2023
(2)	Includes non-recurring tax adjustments for the year ended December 31, 2023 and write-down of notes receivables for the year ended December 31, 2020.

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2024 ANNUAL
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Three-Year Average ROIC in Excess of Three-Year WACC

($ in thousands)

		Year Ended
	3 Year	December 31, 2023	December 31, 2022	December 31, 2021
	Average	(unaudited)	(unaudited)	(unaudited)

Numerator:
Consolidated operating income, as reported		$1,471,164	$2,068,494	$1,556,822
Equity in earnings of affiliated companies (1)		6,407	7,664	3,508
Less: Noncontrolling interests (1)		5,858	8,274	2,271
Consolidated operating income, as adjusted		1,471,713	2,067,884	1,558,059
Less: Tax effect		323,586	494,690	354,044
After-tax consolidated operating income, as adjusted		1,148,127	1,573,194	1,204,015

Consolidated operating income, as reported		$1,471,164	$2,068,494	$1,556,822
Restructuring & Integration charges		83,916	13,741	15,393
Pension expense(2)		(3,777)	(3,503)	(5,180)
Gain (loss) on investments, net(2)		19,284	(2,857)	12,951
Equity in earnings of affiliated companies(2)		6,407	7,664	3,508
Less: Noncontrolling interests (2)		5,858	8,274	2,271
Non-GAAP consolidated operating income, as adjusted		1,571,136	2,075,265	1,581,223
Less: Tax Effect		346,150	492,500	359,100
After-tax non-GAAP consolidated operating income, as adjusted		1,224,986	1,582,765	1,222,123

Denominator:
Average short-term borrowings, including current portion of long-term debt(3)		892,986	504,094	322,696
Average long-term debt(3)		3,068,681	2,852,348	2,034,077
Average total equity(3)		5,659,361	5,416,410	5,233,267
Average cash and cash equivalents(3)		234,840	240,296	256,702
Invested capital		$9,386,188	$8,532,556	$7,333,338

Return on invested capital (“ROIC”)	15.70%	12.23%	18.44%	16.42%
Less: Weighted average cost of capital (“WACC”)	8.16%	8.66%	8.12%	7.70%
ROIC in excess of WACC	7.54%	3.57%	10.32%	8.72%

Non-GAAP ROIC	16.09%	13.05%	18.55%	16.67%
Less: WACC	8.16%	8.66%	8.12%	7.70%
Non-GAAP ROIC in excess of WACC	7.93%	4.39%	10.43%	8.97%

(1)	Operating income is adjusted for noncontrolling interests and equity in earnings of affiliated companies to include the pro-rata ownership of non-wholly owned subsidiaries.
(2)

Non-GAAP operating income is adjusted to include pension expense and gain (loss) on investments and is adjusted for noncontrolling interests and equity in earnings of affiliated companies to include the pro-rata ownership of non-wholly owned subsidiaries.

(3)	The year ended average is based on the addition of the account balance at the end of the five most recently ended quarters and dividing by five.

98

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V29471-P04829 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! ARROW ELECTRONICS, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ARROW ELECTRONICS, INC. 9151 EAST PANORAMA CIRCLE CENTENNIAL, COLORADO 80112 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR ALL the following: If acting as attorney, executor, trustee or in other representative capacity, please sign name and title. 2. To ratify the appointment of Ernst & Young LLP as Arrow's independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To approve, by non-binding vote, named executive officer compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposals: 06) Andrew C. Kerin 07) Sean J. Kerins 08) Carol P. Lowe 09) Mary T. McDowell 10) Gerry P. Smith 01) William F. Austen 02) Fabian T. Garcia 03) Steven H. Gunby 04) Gail E. Hamilton 05) Michael D. Hayford VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 6, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 6, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE IN PERSON You can cast your vote in person at the annual meeting. At the meeting, you will need to request a ballot to vote these shares. SCAN TO VIEW MATERIALS & VOTEw

V29472-P04829 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy statement and annual report are available at www.proxyvote.com. Internet or telephone voting is available through 11:59 p.m. Eastern Time on Monday, May 6, 2024. Your telephone or Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. If you vote by Internet or telephone, you do NOT need to mail your proxy card. You can also view Arrow's Annual Report and Proxy Statement on the Internet at: investor.arrow.com/financials/financial-results and at www.proxyvote.com. ARROW ELECTRONICS, INC. PROXY for Annual Meeting of Shareholders, May 7, 2024 This proxy is solicited by the Board of Directors. The undersigned hereby appoints Carine L. Jean-Claude and Matthew S. Senko, and any one or both of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of stock of ARROW ELECTRONICS, INC. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Tuesday, May 7, 2024, at 8:00 a.m. Mountain Time, at The Inverness Denver, a Hilton Golf and Spa Resort, 200 Inverness Drive West, Englewood, Colorado 80112, or any adjournments thereof, as set forth on the reverse hereof. This proxy is being solicited by the Board of Directors and will be voted as specified. If not otherwise specified, it will be voted “FOR” the election of each of the director nominees named in Proposal 1 and “FOR” each of Proposals 2 and 3. Please Return this Proxy Promptly in the Enclosed Envelope